SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND

                                       and

                       SCUDDER MASSACHUSETTS TAX FREE FUND

      Two Pure No-Load(TM) (No Sales Charges) Non-Diversified Mutual Funds
                         Specializing in the Management
                           of Massachusetts Municipal
                               Security Portfolios




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                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 1998



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         This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus of Scudder Massachusetts Limited Term Tax Free Fund and Scudder Massachusetts Tax Free Fund dated August 1, 1998, as amended from time to time, a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

                                TABLE OF CONTENTS

                                                                                                                    Page

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.........................................................................1
         General Investment Objective and Policies of Scudder Massachusetts Limited Term Tax Free Fund................1
         General Investment Objective and Policies of Scudder Massachusetts Tax Free Fund.............................2
         Master/Feeder Structure......................................................................................3
         Municipal Obligations........................................................................................4
         Management Strategies........................................................................................7
         Special Considerations.......................................................................................8
         Trustees' Power to Change Objective and Policies............................................................22
         Investment Restrictions.....................................................................................22

PURCHASES............................................................................................................23
         Additional Information About Opening an Account.............................................................23
         Checks......................................................................................................24
         Wire Transfer of Federal Funds..............................................................................24
         Additional Information About Making Subsequent Investments..................................................24
         Additional Information About Making Subsequent Investments by QuickBuy......................................24
         Checks......................................................................................................25
         Share Price.................................................................................................25
         Share Certificates..........................................................................................25
         Other Information...........................................................................................25

EXCHANGES AND REDEMPTIONS............................................................................................26
         Exchanges...................................................................................................26
         Redemption by Telephone.....................................................................................26
         Redemption By QuickSell.....................................................................................27
         Redemption by Mail or Fax...................................................................................28
         Redemption by Write-a-Check.................................................................................28
         Redemption-in-Kind..........................................................................................28
         Other Information...........................................................................................28

FEATURES AND SERVICES OFFERED BY THE FUNDS...........................................................................29
         The Pure No-Load(TM) Concept................................................................................29
         Internet access.............................................................................................30
         Dividends and Capital Gains Distribution Options............................................................31
         Scudder Investor Centers....................................................................................31
         Reports to Shareholders.....................................................................................31
         Transaction Summaries.......................................................................................31

THE SCUDDER FAMILY OF FUNDS..........................................................................................32

SPECIAL PLAN ACCOUNTS................................................................................................37
         Automatic Withdrawal Plan...................................................................................37
         Cash Management System--Group Sub-Accounting Plan...........................................................37
         Automatic Investment Plan...................................................................................38
         Uniform Transfers/Gifts to Minors Act.......................................................................38

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............................................................................38

PERFORMANCE INFORMATION..............................................................................................39
         Average Annual Total Return.................................................................................39
         Cumulative Total Return.....................................................................................39
         Total Return................................................................................................40
         SEC Yield...................................................................................................40
         Tax-Equivalent Yield........................................................................................40
         Comparison of Fund Performance..............................................................................41



                                        i

                          TABLE OF CONTENTS (continued)
                                                                                                                    Page

ORGANIZATION OF THE FUNDS............................................................................................44

INVESTMENT ADVISER...................................................................................................45
         Personal Investments by Employees of the Adviser............................................................48

TRUSTEES AND OFFICERS................................................................................................48

REMUNERATION.........................................................................................................50
         Responsibilities of the Board -- Board and Committee Meetings...............................................50
         Compensation of Officers and Trustees.......................................................................51

DISTRIBUTOR..........................................................................................................52

TAXES................................................................................................................52
         Federal Taxation............................................................................................53
         State Taxation..............................................................................................55

PORTFOLIO TRANSACTIONS...............................................................................................56
         Brokerage Commissions.......................................................................................56
         Portfolio Turnover..........................................................................................57

NET ASSET VALUE......................................................................................................57

ADDITIONAL INFORMATION...............................................................................................58
         Experts.....................................................................................................58
         Shareholder Indemnification.................................................................................58
         Ratings of Municipal Obligations............................................................................58
         Commercial Paper Ratings....................................................................................59
         Glossary....................................................................................................60
         Other Information...........................................................................................60

FINANCIAL STATEMENTS.................................................................................................62
         Massachusetts Limited Term Tax Free Fund....................................................................62
         Massachusetts Tax Free Fund.................................................................................62

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

   (See "Investment objective and policies" and "Additional information about policies and investments" in the Funds' prospectus.)

         Scudder Massachusetts Limited Term Tax Free Fund and Scudder Massachusetts Tax Free Fund (each a "Fund," collectively the "Funds") are each a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is a pure no-load(TM) open-end management investment company presently consisting of six series.

General Investment Objective and Policies of Scudder Massachusetts Limited Term Tax Free Fund

         Scudder Massachusetts Limited Term Tax Free Fund ("Massachusetts Limited Term Tax Free Fund") seeks to provide Massachusetts taxpayers with as high a level of income exempt from Massachusetts personal income tax and regular federal income tax, as is consistent with a high degree of price stability through a professionally managed portfolio consisting primarily of investment grade municipal securities. In pursuit of its objective, the Fund expects to invest at least 75% of its assets in Massachusetts municipal securities that are rated Baa or better by Moody's Investors Service, Inc. ("Moody's"), BBB or better by Standard and Poor's Corporation Ratings Services ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or in securities considered to be of equivalent quality. There can be no assurance that the objective of the Fund will be achieved or that all income to shareholders which is exempt from regular federal income taxes will be exempt from state income or local taxes or that income exempt from regular federal income tax will be exempt from the federal alternative minimum tax.

         The Fund's portfolio consists primarily of obligations issued by municipalities located in the Commonwealth of Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam) whose interest payments, if distributed to Massachusetts residents, would be exempt, in the opinion of bond counsel rendered on the date of issuance, from Massachusetts personal income as well as regular federal income taxes. Because the Fund is intended for investors subject to Massachusetts personal income tax and federal income tax it may not be appropriate for all investors and is not available in all states. As described below in "Massachusetts Limited Term Tax Free Fund's Investments," the Fund may also invest in taxable obligations.

Massachusetts Limited Term Tax Free Fund's Investments. As a matter of fundamental policy, which cannot be changed without the approval of a majority of the Fund's outstanding voting securities (as defined below under "Investment Restrictions"), at least 80% of the net assets of the Fund will be normally invested in municipal obligations the income from which is, in the opinion of bond counsel rendered on the date of issuance, exempt from regular federal and Massachusetts personal income taxes ("Massachusetts municipal securities") except that the Fund may temporarily invest more than 20% of its net assets in securities the income from which may be subject to regular federal and Massachusetts personal income taxes during periods which, in the opinion of the Funds' investment adviser, Scudder Kemper Investments, Inc. (the "Adviser"), require a temporary defensive position for the protection of shareholders. The Fund may also invest in when-issued or forward delivery securities and strategic transactions (as defined below). Investors should be aware that shares of the Fund do not represent a complete investment program.

         Normally, at least 80% of the Fund's net assets will be invested in securities whose interest income is not treated as a tax preference item under the individual alternative minimum tax. Furthermore, all of the Fund's portfolio obligations, including short-term obligations, will be (a) rated at the time of purchase within the six highest quality ratings categories assigned by Moody's, S&P or Fitch, (b) if not rated, judged at the time of purchase by the Adviser, to be of a quality comparable to the six highest quality ratings categories of Moody's, S&P or Fitch and to be readily marketable, or (c) issued or guaranteed by the U.S. Government. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

         When, in the opinion of the Adviser, defensive considerations or an unusual disparity between the after-tax income on taxable investments and comparable Massachusetts municipal securities make it advisable to do so, up to 20% of the Fund's net assets may be held in cash or invested in short-term taxable investments such as (1) U.S. Treasury notes, bills and bonds; (2) obligations of agencies and instrumentalities of the U.S. Government; and (3) money market instruments, such as domestic bank certificates of deposit, finance company and corporate commercial paper, and banker's acceptances.

General Investment Objective and Policies of Scudder Massachusetts Tax Free Fund

         Scudder Massachusetts Tax Free Fund ("Massachusetts Tax Free Fund") seeks to provide Massachusetts taxpayers with income exempt from Massachusetts personal income tax and regular federal income tax through a professionally managed portfolio consisting primarily of investment grade municipal securities. In pursuit of its objective, the Fund expects to invest principally in Massachusetts municipal securities that are rated A or better by Moody's, S&P or Fitch. There can be no assurance that the objective of the Fund will be achieved or that all income to shareholders which is exempt from regular federal income taxes will be exempt from state income or local taxes or that income exempt from regular federal income tax will be exempt from the federal alternative minimum tax.

         The Fund's portfolio consists primarily of obligations issued by municipalities located in the Commonwealth of Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam) whose interest payments, if distributed to Massachusetts residents, would be exempt, in the opinion of bond counsel rendered on the date of issuance, from Massachusetts state personal income as well as regular federal income taxes. Because the Fund is intended for investors subject to Massachusetts personal income tax and federal income tax it may not be appropriate for all investors and is not available in all states. As described below in "Massachusetts Tax Free Fund's Investments," the Fund may also invest in taxable obligations.

Massachusetts Tax Free Fund's Investments. Normally, at least 75% of the municipal securities purchased by the Fund will be investment-grade quality which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or Fitch, or if unrated, judged by the Adviser, to be of equivalent quality.

         The Fund may invest up to 25% of its total assets in fixed-income securities rated below investment-grade; that is, rated below Baa by Moody's or below BBB by S&P or Fitch, or in unrated securities of equivalent quality as determined by the Adviser. The Fund may not invest in fixed-income securities rated below B by Moody's, S&P or Fitch, or their equivalent.

High quality bonds, those within the two highest of the quality rating categories, characteristically have a strong capacity to pay interest and repay principal. Medium-grade bonds, those within the next two such categories, are defined as having adequate capacity to pay interest and repay principal. In addition, certain medium-grade bonds are considered to have speculative characteristics. While some lower-grade bonds (so-called "junk bonds") have produced higher yields in the past than investment-grade bonds, they are considered to be predominantly speculative and, therefore, carry greater risk.

         The Fund's investments must also meet credit standards applied by the Adviser. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Adviser will determine whether it is in the best interest of that Fund to retain or dispose of the security.

         It is a fundamental policy, which may not be changed without a vote of shareholders, that each Fund normally invests at least 80% of its net assets in municipal securities of issuers located in Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam). It is the opinion of bond counsel, rendered on the date of issuance, that income from these obligations is exempt from both Massachusetts personal income tax and regular federal income tax ("Massachusetts municipal securities"). These securities include municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which may be issued to finance projects owned or used by either private or public entities and which include bonds issued to finance industrial enterprises and pollution control facilities.

         The Fund may invest in other municipal securities such as variable rate demand instruments, as well as municipal notes of issuers located in Massachusetts and other qualifying issuers, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. For federal income tax purposes, the income earned from municipal securities may be entirely tax-free, taxable or subject to only the alternative minimum tax.

         Under normal market conditions, the Fund expects 100% of its portfolio securities to consist of Massachusetts municipal securities. However, if defensive considerations or an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments and, in the case of Scudder Massachusetts Tax Free Fund, repurchase agreements.

         The Fund may temporarily invest more than 20% of its net assets in taxable securities during periods which, in the Adviser's opinion, require a defensive position. It is impossible to accurately predict how long such alternative strategies may be utilized.

         The Fund may also invest up to 20% of its total assets in municipal securities the interest income from which is taxable or subject to the alternative minimum tax ("AMT" bonds). Fund distributions from interest on certain municipal securities subject to the alternative minimum tax, such as private activity bonds, will be a preference item for purposes of calculating individual and corporate alternative minimum taxes, depending upon investors' particular situations. In addition, state and local taxes may apply, depending upon your state and local tax laws.

         The Fund may invest in third party puts, and when-issued or forward delivery securities, which may involve certain expenses and risks, including credit risks. The Funds may also enter into repurchase agreements, reverse repurchase agreements and stand-by commitments which may involve certain expenses and risks, including credit risks. None of these securities and techniques is expected to comprise a major portion of the Funds' investments. In addition, each Fund may purchase indexed securities and may engage in strategic transactions.

         The Fund purchases securities that it believes are attractive and competitive values in terms of quality, yield and the relationship of current price to maturity value. However, recognizing the dynamics of municipal obligation prices in response to changes in general economic conditions, fiscal and monetary policies, interest rate levels and market forces such as supply and demand for various issues, the Adviser, subject to the Trustees' supervision, performs credit analysis and manages the Fund's portfolio continuously, attempting to take advantage of opportunities to improve total return, which is a combination of income and principal performance over the long term.

         Normally, at least 80% of the Fund's net assets will be invested in securities whose interest income is not treated as a tax preference item under the individual alternative minimum tax. Furthermore, all of the Fund's portfolio obligations, including short-term obligations, will be (a) rated at the time of purchase within the six highest grades assigned by Moody's, S&P or Fitch, (b) if not rated, judged at the time of purchase by the Adviser, to be of a quality comparable to the six highest ratings of Moody's, S&P or Fitch and to be readily marketable, or (c) issued or guaranteed by the U.S. Government. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security. During the fiscal year ended March 31, 1998, based upon the dollar-weighted average ratings of the portfolio holdings at the end of each month during that period, the Fund had the following percentage of its net assets invested in debt securities rated below investment-grade (or if unrated, considered by the Adviser to be equivalent to rated securities): 0%.

         When, in the opinion of the Adviser, defensive considerations or an unusual disparity between the after-tax income on taxable investments and comparable Massachusetts municipal securities make it advisable to do so, up to 20% of the Fund's net assets may be held in cash or invested in short-term taxable investments such as (1) U.S. Treasury notes, bills and bonds; (2) obligations of agencies and instrumentalities of the U.S. Government; and (3) money market instruments, such as domestic bank certificates of deposit, finance company and corporate commercial paper, and banker's acceptances. It is impossible to accurately predict how long such alternative strategies may be utilized.

Master/Feeder Structure

         The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

         A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Municipal Obligations

         Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax. Interest on municipal obligations issued by Massachusetts issuers is generally exempt from Massachusetts personal income tax. The two principal classifications of municipal obligations are "notes" and "bonds."

         1. Municipal Notes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: tax anticipation notes; revenue anticipation notes; bond anticipation notes; and construction loan notes.

         Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, such financing provides for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

         2. Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds.

         Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

         The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

         Industrial development and pollution control bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected. Each Fund may invest more than 25% of its assets in industrial development or other private activity bonds, subject to each Fund's fundamental investment policies, and also subject to each Fund's current intention not to invest in municipal securities whose investment income is taxable or subject to each Fund's 20% limitation on investing in municipal securities the interest income from which is subject to the alternative minimum tax ("AMT bonds"). For the purposes of each Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

         3. Other Municipal Obligations. There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

         Each Fund may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit a Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. Each Fund intends to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to a Fund, or (3) to maintain an investment grade investment portfolio. A bank that issues a repurchase commitment may receive a fee from a Fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

         The variable rate demand instruments that a Fund may purchase are payable on demand on not more than thirty calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. A Fund will determine the variable rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. The Adviser may determine that an unrated variable rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for a Fund. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of a Fund. The Adviser will reevaluate each unrated variable rate demand instrument held by a Fund on a quarterly basis to determine whether it continues to meet a Fund's quality criteria.

         The value of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should minimize changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with the comparable portfolio of fixed income securities. A Fund may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

         The maturity of the variable rate demand instrument held by a Fund will ordinarily be deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the principal amount of the instrument or
(2) the period remaining until the instrument's next interest rate adjustment.

         4. General Considerations. An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as either Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 (the "1933 Act") prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which were not publicly offered initially.

         Obligations purchased for a Fund are subject to the limitations on holdings of securities which are not readily marketable contained in a Fund's investment restrictions. The Adviser determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. In addition, Stand-by Commitments and demand obligations also enhance marketability.

         For the purpose of a Fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

         Each Fund expects that it will not invest more than 25% of its total assets in municipal obligations the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. Each Fund may invest more than 25% of its total assets in municipal obligations of one or more of the following types: public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments, which might affect all municipal obligations of a similar type. However, each Fund believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations, rather than factors affecting all, or broad classes of, municipal obligations.

         Each Fund may invest up to 25% of its total assets in fixed-income securities rated below investment grade, that is, below Baa by Moody's, or below BBB by S&P or Fitch, or in unrated securities considered to be of equivalent quality. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. Each Fund may not invest in fixed-income securities rated below B by Moody's, S&P or Fitch, or their equivalent. Securities rated below BBB are commonly referred to as "junk bonds" and involve greater price volatility and higher degrees of speculation with respect to the payment of principal and interest than higher-quality fixed-income securities. In addition, the trading market for these securities is generally less liquid than for higher-rated securities and the Funds may have difficulty disposing of these securities at the time they wish to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their portfolios and calculating their net asset values.

         Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for high yield municipal securities is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such a period, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer.

         It is expected that a significant portion of the junk bonds acquired by a Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

         Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

         During the fiscal year ended October 31, 1997 for Scudder Massachusetts Limited Term Tax Free Fund, the average monthly dollar-weighted market value of the bonds in the Fund's portfolio rated lower than BBB by Moody's, S&P or Fitch, or their equivalent was 0%.

Management Strategies

         In pursuit of its investment objective, each Fund purchases securities that it believes are attractive and competitive values in terms of quality, yield, and the relationship of current price to maturity value. However, recognizing the dynamics of municipal obligation prices in response to changes in general economic conditions, fiscal and monetary policies, interest rate levels and market forces such as supply and demand for various issues, the Adviser, subject to the Trustees' review, performs credit analysis and manages each Fund's portfolio continuously, attempting to take advantage of opportunities to improve total return, which is a combination of income and principal performance over the long term. The primary strategies employed in the management of each Fund's portfolio are:

Emphasis on Credit Analysis. As indicated above, each Fund's portfolio will be invested in municipal obligations rated within, or judged by the Funds' Adviser to be of a quality comparable to, the six highest quality ratings categories of Moody's, S&P or Fitch, or in U.S. Government obligations. The ratings assigned by Moody's, S&P or Fitch represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and are not absolute standards of quality. Furthermore, even within this segment of the municipal obligation market, relative credit standing and market perceptions thereof may shift. Therefore, the Adviser believes that it should review continuously the quality of municipal obligations.

         The Adviser has over many years developed an experienced staff to assign its own quality ratings which are considered in making value judgments and in arriving at purchase or sale decisions. Through the discipline of this procedure the Adviser attempts to discern variations in credit ratings of the published services and to anticipate changes in credit ratings.

Variations of Maturity. In an attempt to capitalize on the differences in total return from municipal obligations of differing maturities, maturities may be varied according to the structure and level of interest rates, and the Adviser's expectations of changes therein. To the extent that a Fund invests in short-term maturities, capital volatility will be reduced.

Emphasis on Relative Valuation. The interest rate (and hence price) relationships between different categories of municipal obligations of the same or generally similar maturity tend to change constantly in reaction to broad swings in interest rates and factors affecting relative supply and demand. These disparities in yield relationships may afford opportunities to implement a flexible policy of trading a Fund's holdings in order to invest in more attractive market sectors or specific issues.

Market Trading Opportunities. In pursuit of the above each Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than three months) if the Adviser believes that such transactions, net of costs, would further the attainment of a Fund's objective. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that a Fund will be able to take advantage of them. Each Fund will limit its voluntary short-term trading to the extent such limitation is necessary for it to qualify as a "regulated investment company" under the Internal Revenue Code.

Special Considerations

Income Level and Credit Risk. Yield on municipal obligations depends on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. Because each Fund holds primarily investment grade municipal obligations, the income earned on shares of a Fund will tend to be less than it might be on a portfolio emphasizing lower quality securities; investment grade securities, however, may include securities with some speculative characteristics. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy laws, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. Each Fund may invest in municipal securities rated B by S&P, Fitch or Moody's although it intends to invest principally in securities rated in higher grades. Although each Fund's quality standards are designed to reduce the credit risk of investing in a Fund, that risk cannot be entirely eliminated. Shares of a Fund are not insured by any agency of Massachusetts or of the U.S. Government.

Investing in Massachusetts. The following information as to certain Massachusetts risk factors is given to investors in view of each Fund's policy of concentrating its investments in Massachusetts issuers. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Massachusetts issuers and other sources believed to be reliable. No independent verification has been made of the following information.

         State Economy. Throughout much of the 1980s, the Commonwealth had a strong economy which was evidenced by low unemployment and high personal income growth as compared to national trends. Economic growth in the Commonwealth slowed in the late 1980s and early 1990s. All sectors of the economy experienced job losses, including the high technology, construction and financial industries. In addition, the economy experienced shifts in employment from labor-intensive manufacturing industries to technology and service-based industries. Current economic indicators such as retail sales, housing permits, construction, and employment levels suggest a strong and continued economic recovery. The unemployment rate for the Commonwealth as of January 1998 was 4.0% compared to a national average of 5.2%. The unemployment rate is expected to remain steady at 3.7% to 3.9% through Calendar Year 2000. In addition, in 1997 employment in manufacturing increased by almost 2%, the largest annual increase in manufacturing in over twelve years. Although the rate of growth for per capita personal income has outpaced the national average since 1991 and still remains among the highest in the nation, it is expected to fall from approximately 5.7% in Fiscal Year 1998 to 4.3% to 4.5% in Fiscal Year 1999 and remain at that level for a few years.

         Major infrastructure projects are anticipated in the Commonwealth over the next decade. It is currently anticipated that the federal government will assume responsibility for approximately 60% of the estimated $10.8 billion cost of projects which consist of the depression of the central artery which traverses the City of Boston and the construction of a third harbor tunnel linking downtown Boston to Logan Airport. The Massachusetts Water Resource Authority is undertaking capital projects for the construction and rehabilitation of sewage collection and treatment facilities in order to bring wastewater discharges into Boston Harbor into compliance with federal and state pollution control requirements. The harbor cleanup project is estimated to cost $3.584 billion in current dollars. Work on the project began in 1988 and is expected to be completed in 1999, with the most significant expenditures occurring between 1990 and 1999. The majority of the project's expenditures will be paid for by local communities, in the form of user fees, with federal and state sources making up the difference; the assumptions regarding the amounts to be supplied through federal aid are subject to change.

         The   fiscal   viability   of  the   Commonwealth's   authorities   and
municipalities is inextricably linked to that of the Commonwealth. The Commonwealth guarantees the debt of several authorities, most notably the Massachusetts Bay Transportation Authority and the University of Massachusetts Building Authority. Their ratings are based on this guarantee and can be expected to move in tandem. Several other authorities are funded in part or in whole by the Commonwealth and their debt ratings may be adversely affected by a negative change in those of the Commonwealth.

         Commonwealth spending exceeded revenues in each of the five fiscal years commencing fiscal 1987. In particular, from 1987 to 1990, spending in five major expenditure categories (Medicaid, debt service, public assistance, group health insurance and transit subsidies) grew at rates in excess of the rate of inflation for the comparable period. In addition, the Commonwealth's tax revenues during this period repeatedly failed to meet official forecasts. For the budgeted funds, operating losses in fiscal 1987 and 1988, of $349 million and $370 million, respectively, were covered by surpluses carried forward from prior years. The operating losses in fiscal 1989 and 1990, which totaled $672 million and $1.251 billion, respectively, were covered primarily through deficit borrowings. During that period, operating fund balances declined from a budget surplus of $1.072 billion in fiscal 1987 to a deficit of $1.104 billion for the fiscal year ending 1990.

         For the fiscal year ending June 30, 1991, total operating revenues of the Commonwealth increased by 13.5% over the prior year, to $13.878 billion. This increase was due chiefly to state tax increases enacted in July, 1990 and to a substantial federal reimbursement for uncompensated patient care under the Medicaid program. 1991 expenditures also increased over the prior year to $13.899 billion resulting in an operating loss in the amount of $21.2 million. However, after applying the opening fund balances created from proceeds of the borrowing that financed the fiscal 1990 deficit, no deficit borrowing was required to close-out fiscal 1991.

         For the fiscal year ended June 30, 1992, the budgeted operating funds ended with an excess of revenues and other sources over expenditures and other uses of $312.3 million and with a surplus of $549.4 million, when such excess is added to the fund balances carried forward from fiscal 1991.

         The budgeted operating funds of the Commonwealth ended fiscal 1993 with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million. Budgeted revenues and other sources for fiscal 1993 totaled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to 1993, while tax revenues increased by 4.7% for the same period. In July 1992, tax revenues had been estimated to be approximately $9.685 billion for fiscal 1993. This amount was subsequently revised during fiscal 1993 to $9.940 billion.

         Commonwealth budgeted expenditures and other uses in fiscal 1993 totaled approximately $14.696 billion, which is $1.280 billion or approximately 9.6% higher than fiscal 1992 expenditures and other uses. Fiscal 1993 budgeted expenditures were $23 million lower than the initial July 1992 estimates of fiscal 1993 budgeted expenditures.

         As of June 30, 1993, after payment of all Local Aid and retirement of short-term debt, the Commonwealth showed a year-end cash position of approximately $622.2 million, as compared to a projected position of $485.1 million.

         The budgeted operating funds of the Commonwealth ended fiscal 1994 with a surplus of revenues and other sources over expenditures and other uses of $26.8 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $589.3 million. Budgeted revenues and other sources for fiscal 1994 totaled approximately $15.550 billion, including tax revenues of $10.607 billion, $87 million below the Department of Revenue's fiscal 1994 tax revenue estimate of $10.694 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period.

         Commonwealth budgeted expenditures and other uses in fiscal 1994 totaled $15.523 billion, which is $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.

         As of June 30, 1994, the Commonwealth showed a year-end cash position of approximately $757 million, as compared to a projected position of $599 million.

         Fiscal 1995 tax revenue collections totaled $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $11.151 billion, and approximately $556 million, or 5.2%, above fiscal 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues collected in fiscal 1995 totaled $16.387 billion, approximately $837 million, or 5.4%, above fiscal 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion.

The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

         The Commonwealth ended fiscal 1996 with a surplus of revenues and other sources over expenditures and other uses of $446.4 million resulting in aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.173 billion. Budgeted revenues and other sources for fiscal 1996 totaled approximately $17.327 billion, including tax revenues of approximately $12.049 billion, approximately $365 million higher than prior official estimate in May, 1996. Budgeted revenues and other sources increased by approximately 5.7% from fiscal 1995 to fiscal 1996, while tax revenues increased by approximately 7.9% for the same period. Income tax withholding payments increased by approximately 8.0% from fiscal 1995, and total income tax collections by approximately 12.3%. Budgeted expenditures and other uses in fiscal 1996 totaled approximately $16.896 billion, an increase of approximately $645.7 million, or 4.0%, over fiscal 1995.

         The fiscal 1996 year-end transfer to the Stabilization Fund amounted to approximately $179.4 million, bringing the Stabilization Fund balance to approximately $627.1 million, which exceeded the amount that can remain in the Stabilization Fund by law, $543.3 million. In fiscal 1997, the statutory ceiling on the Stabilization Fund was raised from 5% of total tax revenues to 5% of total budgetary revenues. At the end of fiscal 1997, the Stabilization Fund's balance was $799.3 million. Under state finance law, year-end surplus amounts (as defined in the law) in excess of the amount that can remain in the Stabilization Fund are transferred to the Tax Reduction Fund, to be applied, subject to legislative appropriation, to the reduction of personal income taxes.

         The budgeted operating funds of the Commonwealth ended fiscal 1997 with a surplus of revenues and other sources over expenditures and other uses of $221.0 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.394 billion. Budgeted revenues and other sources for fiscal 1997 totaled approximately $18.170 billion, including tax revenues of $12.864 billion, an increase of approximately 6.8% over fiscal 1996. Commonwealth budgeted expenditures and other uses in fiscal 1997 totaled $19.949 billion. At the end of fiscal 1997, the Commonwealth showed a year-end cash position of approximately $902.0 million, which did not include the aforementioned Stabilization Fund ending balance of $799.3 million.

         Beginning in 1989, S&P and Moody's lowered their ratings of the Commonwealth's general obligation bonds from AA+ and Aa, respectively, to BBB and Baa, respectively. In March 1992, S&P placed the Commonwealth's general obligation and related guaranteed bond ratings on CreditWatch with positive implications, citing such factors as continued progress towards balanced financial operations and reduced short-term borrowing as the basis for the positive forecast. As of the date hereof, the Commonwealth's general obligation bonds are rated AA- by S&P and A1 by Moody's. From time to time, the rating agencies may further change their ratings.

         State Budget. On July 10, 1997, the Governor signed the budget for the 1998 fiscal year. When signed, the budget marked the eighth consecutive year in which the Commonwealth's budget was balanced without new taxes or deficit borrowing. The fiscal 1998 budget contained three tax cuts with an aggregate fiscal cost of approximately $60.9 million. Budgeted revenues and other sources to be collected in fiscal 1998 are estimated by the Executive Office for Administration and Finance to be approximately $17.998 billion. This amount includes estimated fiscal 1998 tax revenues of $12.667 billion. Collections through December, 1997 totaled $6.147 billion, up 5.9% or $341 million, from the same period in Fiscal Year 1997.

         Fiscal 1998 non-tax revenues are projected to total approximately $5.582 billion, approximately $276.5 million more than fiscal 1997 non-tax revenues after adjusting for the shifts to and from certain non-budgeted items. Federal reimbursements are projected to increase by approximately $300 million, from approximately $3.019 billion in fiscal 1997 to $3.365 billion in fiscal 1998. The fiscal 1998 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured.

         On January 27, 1998 the Governor submitted the proposed budget for the 1999 fiscal year. The fiscal 1999 budget contains five tax cuts with an aggregate fiscal cost of approximately $244.8 million. Budgeted revenues and other sources to be collected in fiscal 1999 are estimated by the Executive Office for Administration and Finance to be approximately $18.961 billion. This amount includes estimated fiscal 1999 tax revenues of $13.665 billion. Total Fiscal Year 1999 tax revenue collections are estimated to increase by a net 3.9% over Fiscal Year 1998 levels.

         Fiscal 1999 non-tax revenues are projected to total approximately $5.296 billion, approximately $10 million less than fiscal 1998 non-tax revenues after adjusting for the shifts to and from certain non-budgeted items. Federal reimbursements decrease by approximately $86 million, from approximately $3.302 billion in fiscal 1998 to $3.216 billion in fiscal 1999. The fiscal 1999 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured.

         Debt Limits and Outstanding Debt. Growth of tax revenues in the Commonwealth is limited by law. Tax revenues in each of fiscal years 1988 to 1992 were lower than the limits set by law. In addition, during each of the fiscal years 1989 through 1991, the official tax revenue forecasts made at the beginning of the year proved to be substantially more optimistic than the actual results. The fiscal 1992 budget initially was based on the joint revenue estimate of $8.292 billion, a 7% decrease from 1991, while actual tax revenues were $9.484 billion, a 5.4% increase over fiscal 1991. The fiscal 1993 budget initially was based on the joint revenue estimate of $9.685 billion, an increase of 2.1% over 1992. The actual 1993 tax revenues were $9.930 billion, a 4.7% increase over 1992. On May 13, 1993, the tax revenue forecast of the Chairpersons of the House and Senate Ways and Means Committees and the Secretary for Administration and Finance for fiscal 1994 was $10.540 billion, an increase of 6.1% over 1993. Actual fiscal 1994 tax revenues were $10.607 billion, a 6.8% increase over fiscal 1993.

         In May 1994, the Chairpersons of the House and Senate Ways and Means Committees and the Secretary for Administration and Finance jointly endorsed an estimate of tax revenues for fiscal 1994 of $11.328 billion, an increase of $634 million, or 5.9%, from then expected tax revenues for fiscal 1994 of $10.694 billion. The fiscal 1995 budget was based upon this tax revenue estimate, less $19.3 million of tax cuts signed by the Governor in the fiscal 1995 budget. Fiscal 1995 tax revenue collections were approximately $11.163 billion. Fiscal 1996 tax revenue collections were $12.049 billion. Fiscal 1997 tax revenue collections were $12.864 billion. Fiscal 1998 tax revenue collections are projected to be approximately $13.154 billion. For Fiscal Year 1999, tax revenue collections are projected to be approximately $13.665 billion.

         Effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth may have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for payment of principal of and interest on general obligation debt of the Commonwealth was limited to 10 percent of such appropriation. Bonds in the aggregate principal amount of $1.399 billion issued in October and December, 1990, under Chapter 151 of the Acts of 1990 to meet the fiscal 1990 deficit are excluded from the computation of these limitations, and principal of and interest on such bonds are to be repaid from up to 15% of the Commonwealth's income receipts and tax receipts in each year that such principal or interest is payable.

         Furthermore, certain of the Commonwealth's cities and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. For example, due in large part to prior year cutbacks, the City of Chelsea was forced into receivership in September 1991. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of the Commonwealth or certain Massachusetts governmental entities may impair the ability of issuers of some Massachusetts obligations to maintain debt service on their obligations.

         The Commonwealth currently has two types of bonds and notes outstanding: general obligation debt and special obligation debt. Special obligation revenue debt consists of special obligation revenue bonds ("Special Obligation Bonds") issued under Section 20 of Chapter 29 of the Massachusetts General Laws (the "Special Obligation Act") which may be secured by all or a portion of the revenues credited to the Commonwealth's Highway Fund. The Commonwealth has issued Special Obligation Bonds secured by a pledge of 6.86 cents of the Commonwealth's 21-cent gasoline tax. Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue debt for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt; (b) Commonwealth-guaranteed debt; or (c) indirect obligations. Indirect obligations consist of (i) obligations of the Commonwealth to fund capital reserve funds pledged to certain Massachusetts Housing Finance Agency bonds, (ii) the obligation of the Commonwealth, acting through the Higher Education Coordinating Council ("HECC"), to fund debt service, solely from moneys otherwise appropriated to HECC, on certain community college program bonds issued by the Massachusetts Health and Educational Facilities Authority, (iii) the obligation of the Commonwealth, acting through the Executive Office of Public Safety ("EOPS"), to fund debt service from amounts appropriated by the Legislature to EOPS, on certificates of participation issued to finance the new Plymouth County Correctional Facility, and (iv) the obligation of the Commonwealth to make lease payments from amounts appropriated by the Legislature with respect to the Massachusetts Information Technology Center in the city of Chelsea, Massachusetts. In addition, the Commonwealth has liabilities under certain tax-exempt capital leases. Commonwealth-guaranteed debt consists of certain liabilities arising out of the Commonwealth's guarantees of the bonds of the two higher education building authorities and certain bond anticipation notes of the Massachusetts Turnpike Authority. Commonwealth-supported debt arises from statutory requirements from payments by the Commonwealth with respect to debt service of the Massachusetts Bay Transportation Authority (including the Boston Metropolitan District), the Massachusetts Convention Center Authority, the Massachusetts Government Land Bank, the Steamship Authority and certain regional transit authorities. Hence, the Commonwealth's fiscal condition could adversely affect the market values and marketability of, or result in default in payment on, obligations of certain authorities and agencies.

         Local Governments. Proposition 2 1/2, an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, constrains levels of property taxation and limits the charges and fees imposed on cities and towns by certain governmental entities, including county governments. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. While many communities have responded to the limits of Proposition 2 1/2 through statutorily permitted overrides and exclusions (such as exclusion of debt service on specific bonds and notes), Proposition 2 1/2 has and will continue to restrain significantly the ability of cities and towns to pay for local services, including certain debt service. To mitigate the impact of Proposition 2 1/2 on local programs and services since 1980, the Commonwealth has increased payments to its cities, towns and regional school districts.

         A statute adopted by voter initiative petition in November, 1990, regulates the distribution of Local Aid to cities and towns. Direct Local Aid decreased from $2.937 billion in fiscal 1990 to $2.360 billion in fiscal 1992; increased to $2.547 billion in fiscal 1993 and increased to $2.727 billion in fiscal 1994. Fiscal 1995 expenditures for direct Local Aid were $2.976 billion. Fiscal 1996 expenditures for direct Local Aid were $3.246 billion. Fiscal 1997 expenditures for direct Local Aid were $3.534 billion, which is approximately 8.87% above fiscal 1996 level. It is estimated that fiscal 1998 and fiscal 1999 expenditures for direct Local Aid will be $3.839 billion and $4.149 billion, respectively. Under the November, 1990 law, new Local Aid distribution formulas would have called for a substantial increase in direct Local Aid in fiscal 1992, and would call for such an increase in fiscal 1993 and in subsequent years. Local Aid payments explicitly remain subject to annual appropriation, and fiscal 1992, 1993, 1994, 1995, 1996 and 1997 appropriations for Local Aid did not meet the levels set forth in the initiative law. Reductions in, failure to fund or delays in the payment of Local Aid may create financial difficulties for certain municipalities or other local government entities.

         Medicaid. The Medicaid program provides health care to low-income children and families, the disabled and the elderly. The program, which is administered by the Division of Medical Assistance (an agency within the Executive Office of Health and Human Services), is 50% funded by federal reimbursements.

         During fiscal years 1993, 1994, 1995, 1996, 1997 and 1998 Medicaid expenditures were $3.151 billion, $3.313 billion, $3.398 billion, $3.416 billion, $3.482 and $3.821 billion, respectively. The average annual growth rate from fiscal 1992 to fiscal 1996 was 3.9%, compared to an average annual growth of approximately 17% between fiscal 1987 and fiscal 1991. There was virtually no growth from fiscal 1995 to fiscal 1996 and fiscal 1996 to fiscal 1997. There was a 9.11% increase from fiscal 1997 to fiscal 1998. The Executive Office for Administration and Finance estimates that fiscal 1999 Medicaid expenditures will be approximately $3.688 billion. The decrease in the rate of growth after 1991 is due to a number of savings and cost control initiatives that the Division of Medical Assistance continues to implement and refine, including managed care, utilization review and the identification of third party liabilities.

         Fiscal 1999 is projected by the Executive Office for Administration and Finance to be the sixth year with no need for supplemental Medicaid appropriations for current year expenses. Decreased reliance on supplemental appropriations reflects an effective management of Medicaid expenditures by the Commonwealth. Prior to fiscal 1994, substantial Medicaid expenditures were provided through supplemental appropriations because program requirements consistently exceeded initial appropriations. In addition, substantial amounts have been required to cover retroactive settlement of provider payments. Medicaid expenditures for fiscal 1992 of $2.818 billion included $50.0 million for prior year provider settlements. Fiscal 1994 and fiscal 1995 Medicaid expenditures included a total of approximately $123.0 million in retroactive rate settlements funded through the final fiscal 1994 supplemental budget to pay pre-1992 liabilities to hospitals and nursing homes. Fiscal 1996 expenditures included $9.4 million for final settlement of these hospital and nursing home liabilities. The Executive Office for Administration and Finance estimates that all current Medicaid costs as well as all remaining prior year bills will be covered within the current appropriation for fiscal 1999.

         Pensions. The Commonwealth is responsible for the payment of pension benefits for state employees and school teachers throughout the state and for the cost-of-living increases payable to local government retirees. In 1988, the Commonwealth adopted a funding schedule under which it is required to fund future pension liabilities currently and to amortize the accumulated unfunded liabilities over 40 years. Since the adoption of this schedule, the amount of the unfunded liability has been reduced significantly. Total pension expenditures have increased at an average annual rate of 8% per year, rising from $751.5 million in fiscal 1992 to $1.005 billion in fiscal 1996. Total pension expenses include the costs associated with an early retirement program for elementary and secondary school teachers mandated by the 1993 education reform legislation. In fiscal 1998, the anticipated pension expenditure is $1.064 billion, a decrease of 4.0% over fiscal 1997 costs of $1.069 billion and a further decrease of $93.88 million is expected in fiscal 1999. In fiscal 1996, a number of reform measures affecting pensions were enacted into law. Among the most notable were a measure consolidating the assets of the state employees' and teachers' retirement systems into a single investment fund and another that will reform the disability pension system.

When-Issued Securities. Each Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, a Fund will earn no income; however, it is intended that a Fund will be fully invested to the extent practicable and subject to the policies stated herein. When-issued or forward delivery purchases are negotiated directly with the other party, and are not traded on an exchange. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund does not believe that a Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. Each Fund will not enter into such transactions for leverage purposes.

Stand-by Commitments. Massachusetts Tax Free Fund, subject to the receipt of any required regulatory authorization, may acquire "stand-by commitments," which will enable the Fund to improve its portfolio liquidity by making available same day settlements on portfolio sales (and thus facilitate the payment of same day payments of redemption proceeds in federal funds). The Fund may enter into such transactions subject to the limitations in the rules under the Investment Company Act of 1940, as amended (the "1940 Act"). A stand-by commitment is a right acquired by the Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The Fund's investment policies permit the acquisition of stand-by commitments solely to facilitate portfolio liquidity. The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

         Stand-by commitments acquired by the Fund will have the following features: (1) they will be in writing and will be physically held by the Fund's custodian, State Street Bank and Trust Company; (2) the Fund's rights to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Adviser's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding the cost, if any, of the stand-by commitment) of the municipal obligations which are subject to the commitment (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date. The Fund expects to refrain from exercising a stand-by commitment in the event that the amount receivable upon exercise of the stand-by commitment is significantly greater than the then current market value of the underlying municipal obligations, determined as described below under "Net Asset Value," in order to avoid imposing a loss on a seller and thus jeopardizing the Fund's business relationship with that seller.

         The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments. As a matter of policy, the total amount "paid" by the Fund in either manner for outstanding stand-by commitments will not exceed 1/2 of 1% of the value of the total assets of the Fund calculated immediately after any stand-by commitment is acquired. If the Fund pays additional consideration for a stand-by commitment, the yield on the security to which the stand-by commitment relates will, in effect, be lower than if the Fund had not acquired such stand-by commitment.

         It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Trustees will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

         Management understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. There is no assurance that stand-by commitments will be available to the Fund nor has the Fund assumed that such commitments would continue to be available under all market conditions.

Third Party Puts. Each Fund may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest or downgrading of a bond to below investment grade or a loss of its tax-exempt status, the put option will terminate automatically and the risk to a Fund will be that of holding a long-term bond. A Fund may be assessed "tender fees" for each tender period at a rate equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the bond coupled with the option to trade at par on the date of such determination.

         These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments discussed above. Each Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage a Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

Municipal Lease Obligations and Participation Interests. A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund's original investment.

         Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts.

         Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Adviser to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

         Each Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying municipal lease obligation, plus accrued interest. Each Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax and Massachusetts state income tax.

Illiquid Securities. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.

         Generally speaking, illiquid securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Repurchase Agreements. Massachusetts Tax Free Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness has been determined by the Adviser to be at least equal to that of issuers of commercial paper rated within the two highest quality ratings categories assigned by Moody's, S&P or Fitch.

         A repurchase agreement provides a means for the Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund will maintain a segregated account, as described under "Use of Segregated and Other Special Accounts" in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to the Fund's investment restrictions applicable to that activity. The Fund will enter into a reverse repurchase agreement only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. There is no current intention to invest more than 5% of the Fund's net assets in reverse repurchase agreements.

Indexed Securities. Each Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which a Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements), to manage the effective maturity or duration of a Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit (except to the extent that 80% of each Fund's net assets are required to be invested in tax-exempt Massachusetts municipal securities, and as limited by each Fund's other investment restrictions) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not to create leveraged exposure in the Fund.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of that Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or are determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing.

         If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

         Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

         Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of such Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         Each Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash or liquid assets equal to the exercise price.

         OTC options entered into by a Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, that Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, and that Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         Each Fund's activities involving Strategic  Transactions may be limited
by  the   requirements  of  Subchapter  M  of  the  Internal  Revenue  Code  for
qualification as a regulated investment company. (See "TAXES.")

Trustees' Power to Change Objective and Policies

         Except as specifically stated to the contrary, the objective and policies stated above may be changed by the Trustees without a vote of the shareholders.

Investment Restrictions

         Unless specified to the contrary, the following restrictions may not be changed without the approval of a majority of the outstanding voting securities of that Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of a Fund present at a meeting if the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

         As a matter of fundamental policy, Massachusetts Limited Term Tax Free Fund and Massachusetts Tax Free Fund may not:

         (1)      borrow  money,  except as  permitted  under  the 1940 Act,  as
                  amended,   and  as   interpreted  or  modified  by  regulatory
                  authority having jurisdiction, from time to time;

         (2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

         (6)      purchase  physical   commodities  or  contracts   relating  to
                  physical commodities; or

         (7) make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's objective and policies may be deemed to be loans.

         In addition, as a matter of fundamental policy, each of Massachusetts Tax Free Fund and Massachusetts Limited Term Tax Free Fund will:

         (8) have at least 80% of its net assets invested in municipal securities of issuers located in Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam) during periods of normal market conditions.

         As a matter of non-fundamental policy, each of Massachusetts Limited Term Tax Free Fund and Massachusetts Tax Free Fund may not:

         (i) borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

         (ii) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments,
                  (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         (iii) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         (iv) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (v) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

         (vi) lend portfolio securities in an amount greater than 5% of its total assets.

                                    PURCHASES

    (See "Purchases" and "Transaction information" in the Funds' prospectus.)

Additional Information About Opening an Account

         Shareholders of other Scudder funds who have submitted an account application and have a certified tax identification number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. (the "NASD"), and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, amount to be wired ($2,500 minimum), name of the bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification or Social Security number, address and telephone number. The investor must then call his bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02110, ABA Number 011000028, DDA Account Number: 9903-5552. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send a completed and signed application to the Fund promptly.

Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

         If shares of a Fund are purchased by a check which proves to be uncollectible, that Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, a Fund will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse that Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

         To obtain the net asset value determined as of the close of regular trading on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange.

         The bank sending an investor's federal funds by bank wire may charge for the service. Presently the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of the Fund.

Additional Information About Making Subsequent Investments

         Subsequent purchase orders for $10,000 or more, and for an amount not greater than four times the value of the shareholder's account, may be placed by telephone, fax, etc. by members of the NASD, by banks and by established shareholders except by Scudder Individual Retirement Account (IRA), Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) plan holders. Orders placed in this manner may be directed to any office of the Distributor listed in the Funds' prospectus. A two-part invoice of the purchase will be mailed out promptly following receipt of a request to buy. Payment should be attached to a copy of the invoice for proper identification. Federal regulations require that payment be received within seven business days. If payment is not received within that time, the shares may be canceled. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by a Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse a Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the relevant Fund.

Additional Information About Making Subsequent Investments by QuickBuy

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of a Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the Exchange, normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing an QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow 15 days for this service to be available.

         The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

         If shares of a Fund are purchased by a check which proves to be uncollectible, the Trust reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the relevant Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Scudder funds.

Share Price

         Purchases will be filled without sales charge at the net asset value next computed after receipt of the purchase order in good order. Net asset value normally will be computed once a day, as of the close of regular trading on each day when the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will receive the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than a Fund, to forward the purchase order to the Transfer Agent in Boston by the close of regular trading on the Exchange.

Share Certificates

         Due to the desire of the Corporation's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Funds. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

         If purchases or redemptions of Fund shares are arranged and settlement is made at the an investor's election through a member of the NASD other than the Distributor, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, the Trust's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor each may suspend or terminate the offering of shares of a Fund at any time for any reason.

         The "Tax Identification Number" section of the application must be completed when opening an account. Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g., from exempt organizations certification of exempt status) will be returned to the investor.

         The Trust may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of, the assets of any investment company (or series thereof) or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

         (See "Exchanges and redemptions" and "Transaction information"
                           in the Funds' prospectus.)

Exchanges

         Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account is established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line"
(SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $2,500. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee as described under "Transaction Information--Redeeming shares--Signature guarantees" in the Funds' prospectus.

         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder Fund to an existing account in another Scudder Fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         No commission is charged to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. Each Fund and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder funds. For more information, please call 1-800-225-5163.

Redemption by Telephone

         Shareholders currently receive the right automatically, without having to elect it, to redeem up to $100,000 to their address of record. Shareholders may also request to have the proceeds mailed or wired to their pre-designated bank account. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

         (a) NEW INVESTORS wishing to establish telephone redemption to a pre-designated bank account must complete the appropriate section on the application.

         (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit Sharing, Scudder 401(k) and Scudder 403(b) Plan holders) who wish to establish telephone redemption to a pre-designated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appear on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

         Telephone redemption is not available with respect to shares held in retirement accounts.

         If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be made by Federal Reserve Bank wire to the bank account designated on the application unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5.00 charge for each wire redemption.

         Note: Investors designating that a savings bank receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their banks and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Trust employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Trust does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trust will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption By QuickSell

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and have elected to participate in the QuickSell program may sell shares of a Fund by telephone. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4 p.m. eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing an QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

         The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

Redemption by Mail or Fax

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

         It is suggested that shareholders holding shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within five days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays in payment of more than seven business days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

         The requirements for IRA redemptions are different from those of regular accounts. For more information call 1-800-225-5163.

Redemption by Write-a-Check

         All new investors and existing shareholders of Massachusetts Limited Term Tax Free Fund who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund's book for seven business days. Shareholders who use this service may also use other redemption procedures. The Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. The Fund, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the "Write-a-Check" procedure.

Redemption-in-Kind

         Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

Other Information

         If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Fund does not impose a redemption or repurchase charge although a wire charge will be charged for redemption proceeds wired to an investor's bank account. Redemption of shares, including an exchange into another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "Taxes.")

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

         The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) the SEC may by order permit such a suspension for the protection of the Trust's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b) or (c) exist.

         Shareholders should maintain a share balance worth at least $2,500 ($1,000 for IRAs, Uniform Gift to Minors Act ("UGMA"), and Uniform Trust to Minors Act ("UTMA") accounts), which amount may be changed by the Board of Trustees. Scudder retirement plans have similar or lower minimum balance requirements. A shareholder may open an account with at least $1,000 ($500 for an UGMA, UTMA, IRA and other retirement accounts), if an automatic investment plan (AIP) of $100/month ($50/month for an UGMA, UTMA, IRA and other retirement accounts) is established.

         Shareholders who maintain a non-fiduciary account balance of less than $2,500 in the Fund, without establishing an AIP, will be assessed an annual $10.00 per fund charge with the fee to be reinvested in the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder at the address of record. Reductions in value that result solely from market activity will not trigger an involuntary redemption. UGMA, UTMA, IRA and other retirement accounts will not be assessed the $10.00 charge or be subject to automatic liquidation.

                   FEATURES AND SERVICES OFFERED BY THE FUNDS

The Pure No-Load(TM) Concept

         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Rules of Fair Practice, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

         Because Scudder funds do not pay any asset-based sales charges or service fees, Scudder developed and trademarked the phrase pure no-load(TM) to distinguish Scudder funds from other no-load mutual funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

         The following chart shows the potential long-term advantage of investing $10,000 in a Scudder pure no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.

====================================================================================================================
                               Scudder                                                              No-Load Fund
         YEARS             Pure No-Load(TM)     8.50% Load Fund           Load Fund with            with 0.25% 12b-1
                                 Fund                                     0.75% 12b-1 Fee                 Fee
--------------------------------------------------------------------------------------------------------------------

          10                   $ 25,937               $ 23,733               $ 24,222               $ 25,354
--------------------------------------------------------------------------------------------------------------------

          15                     41,772                 38,222                 37,698                 40,371
--------------------------------------------------------------------------------------------------------------------

          20                     67,275                 61,557                 58,672                 64,282
====================================================================================================================

         Investors are encouraged to review the fee tables on page 2 of the Fund's prospectus for more specific information about the rates at which management fees and other expenses are assessed.

Internet access

World   Wide  Web  Site  --  The   address   of  the   Scudder   Funds  site  is
http://funds.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

         The site is designed for interactivity, simplicity and maneuverability. A section entitled "Planning Resources" provides information on asset allocation, tuition, and retirement planning to users who fill out interactive "worksheets." Investors can easily establish a "Personal Page," that presents price information, updated daily, on funds they're interested in following. The "Personal Page" also offers easy navigation to other parts of the site. Fund performance data from both Scudder and Lipper Analytical Services, Inc. are available on the site. Also offered on the site is a news feature, which provides timely and topical material on the Scudder Funds.

         Scudder has communicated with shareholders and other interested parties on Prodigy since 1988 and has participated since 1994 in GALT's Networth "financial marketplace" site on the Internet. The firm made Scudder Funds information available on America Online in early 1996.

Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

         Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

         An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

         A Call Me(TM) feature enables users to speak with a Scudder Investor Relations telephone representative while viewing their account on the Web site. In order to use the Call Me(TM) feature, an individual must have two phone lines and enter on the screen the phone number that is not being used to connect to the Internet. They are connected to the next available Scudder Investor Relations representative from 8 a.m. to 8 p.m. eastern time.

Dividends and Capital Gains Distribution Options

         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Fund. A change of instructions for the method of payment must be received by the Transfer Agent at least five days prior to a dividend record date. Shareholders also may change their dividend option either by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. Please include your account number with your written request. See "How to contact Scudder" in the Funds' prospectuses for the address.

         Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of a Fund.

         Investors may also have dividends and distributions automatically deposited in their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

         Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Scudder Investor Centers

         Investors may visit any of the Investor Centers maintained by the Distributor listed in the Funds' prospectuses. The Centers are designed to provide individuals with services during any business day. Investors may pick up literature or obtain assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Centers but should be mailed to "The Scudder Funds" at the address listed under "How to contact Scudder" in the prospectuses.

Reports to Shareholders

         The Trust issues shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights. The Trust presently intends to distribute to shareholders informal quarterly reports during the intervening quarters, containing a statement of the investments of the Funds.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS

      (See "Investment products and services" in the Funds' prospectuses.)

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow.

MONEY MARKET

         Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and, consistent therewith, to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible, and declares dividends daily.

         Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. SCIT seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible, and declares dividends daily.

         Scudder Money Market Series seeks to provide investors with as high a level of current income as is consistent with its investment polices and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

         Scudder Government Money Market Series seeks to provide investors with as high a level of current income as is consistent with its investment polices and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund ("STFMF") seeks to provide income exempt from regular federal income tax and stability of principal through investments primarily in municipal securities. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in extreme circumstances this may not be possible.

         Scudder Tax Free Money Market Series seeks to provide investors with as high a level of current income that cannot be subjected to federal income tax by reason of federal law as is consistent with its investment policies and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

         Scudder California Tax Free Money Fund* seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share while providing California taxpayers income exempt from both California State personal and regular federal income taxes. The Fund is a professionally managed portfolio of high quality, short-term California municipal securities. There can be no assurance that the stable net asset value will be maintained.

         Scudder New York Tax Free Money Fund* seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, while providing New York taxpayers income exempt from New York State and New York City personal income taxes and regular federal income tax. There can be no assurance that the stable net asset value will be maintained.

------------------

* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

TAX FREE

         Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation. The Fund will invest primarily in high-grade, intermediate-term bonds.

         Scudder Managed Municipal Bonds seeks to provide income exempt from regular federal income tax primarily through investments in high-grade, long-term municipal securities.

         Scudder High Yield Tax Free Fund seeks to provide a high level of interest income, exempt from regular federal income tax, from an actively managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder California Tax Free Fund* seeks to provide California taxpayers with income exempt from both California State personal income and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of California municipal securities.

         Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide Massachusetts taxpayers with as high a level of income exempt from Massachusetts personal income tax and regular federal income tax, as is consistent with a high degree of price stability, through a professionally managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder Massachusetts Tax Free Fund* seeks to provide Massachusetts taxpayers with income exempt from both Massachusetts personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder New York Tax Free Fund* seeks to provide New York taxpayers with income exempt from New York State and New York City personal income taxes and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of New York municipal securities.

         Scudder Ohio Tax Free Fund* seeks to provide Ohio taxpayers with income exempt from both Ohio personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder Pennsylvania Tax Free Fund* seeks to provide Pennsylvania taxpayers with income exempt from both Pennsylvania personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

U.S. INCOME

         Scudder Short Term Bond Fund seeks to provide a high level of income consistent with a high degree of principal stability by investing primarily in high quality short-term bonds.

         Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with investment in U.S. Government securities and the minimization of reinvestment risk.

         Scudder GNMA Fund seeks to provide high current income primarily from U.S. Government guaranteed mortgage-backed (Ginnie Mae) securities.

         Scudder Income Fund seeks a high level of income, consistent with the prudent investment of capital, through a flexible investment program emphasizing high-grade bonds.
------------------

* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder High Yield Bond Fund seeks a high level of current income and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities.

GLOBAL INCOME

         Scudder Global Bond Fund seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund will seek capital appreciation.

         Scudder International Bond Fund seeks to provide income primarily by investing in a managed portfolio of high-grade international bonds. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         Scudder Emerging Markets Income Fund seeks to provide high current income and, secondarily, long-term capital appreciation through investments primarily in high-yielding debt securities issued by governments and corporations in emerging markets.

ASSET ALLOCATION

         Scudder Pathway Series: Conservative Portfolio seeks primarily current income and secondarily long-term growth of capital. In pursuing these objectives, the Portfolio, under normal market conditions, will invest substantially in a select mix of Scudder bond mutual funds, but will have some exposure to Scudder equity mutual funds.

         Scudder Pathway Series: Balanced Portfolio seeks to provide investors with a balance of growth and income by investing in a select mix of Scudder money market, bond and equity mutual funds.

         Scudder Pathway Series: Growth Portfolio seeks to provide investors with long-term growth of capital. In pursuing this objective, the Portfolio will, under normal market conditions, invest predominantly in a select mix of Scudder equity mutual funds designed to provide long-term growth.

         Scudder Pathway Series: International Portfolio seeks maximum total return for investors. Total return consists of any capital appreciation plus dividend income and interest. To achieve this objective, the Portfolio invests in a select mix of established international and global Scudder funds.

U.S. GROWTH AND INCOME

         Scudder Balanced Fund seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities. The Fund also seeks long-term preservation of capital through a quality-oriented approach that is designed to reduce risk.

         Scudder  Dividend & Growth Fund seeks high current income and long-term
         growth  of  capital   through   investment   in  income  paying  equity
         securities.

         Scudder Growth and Income Fund seeks long-term growth of capital, current income, and growth of income.

         Scudder S&P 500 Index Fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.

         Scudder Real Estate Investment Fund seeks long-term capital growth and current income by investing primarily in equity securities of companies in the real estate industry.

U.S. GROWTH

     Value

         Scudder Large Company Value Fund seeks to maximize long-term capital appreciation through a value-driven investment program.

         Scudder  Value  Fund**  seeks  long-term   growth  of  capital  through
         investment in undervalued equity securities.

         Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

         Scudder Micro Cap Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-capitalization ("micro-cap") common stocks.

     Growth

         Scudder Classic Growth Fund** seeks to provide long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

         Scudder Large Company Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

         Scudder Development Fund seeks long-term growth of capital by investing primarily in securities of small and medium-size growth companies.

         Scudder 21st Century Growth Fund seeks long-term growth of capital by investing primarily in the securities of emerging growth companies poised to be leaders in the 21st century.

SCUDDER CHOICE SERIES

         Scudder Financial Services Fund seeks long-term growth of capital primarily through investment in equity securities of financial services companies.

         Scudder Health Care Fund seeks long-term growth of capital primarily through investment in securities of companies that are engaged in the development, production or distribution of products or services related to the treatment or prevention of diseases and other medical problems.

         Scudder Technology Fund seeks long-term growth of capital primarily through investment in securities of companies engaged in the development, production or distribution of technology-related products or services.


SCUDDER PREFERRED SERIES

         Scudder Tax Managed Fund seeks long-term growth of capital on an after-tax basis by investing primarily in established, medium- to large-sized U.S. companies with leading competitive positions.

         Scudder  Tax  Managed  Small  Company  Fund seeks  long-term  growth of
         capital  on  an  after-tax  basis  through   investment   primarily  in
         undervalued stocks of small U.S. companies.


------------------

**       Only the Scudder Shares are part of the Scudder Family of Funds.

GLOBAL EQUITY

     Worldwide

         Scudder Global Fund seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks.

         Scudder International Value Fund seeks long-term capital appreciation through investment primarily in undervalued foreign equity securities.

         Scudder International Growth and Income Fund seeks long-term growth of capital and current income primarily from foreign equity securities.

         Scudder   International  Fund***  seeks  long-term  growth  of  capital primarily through a diversified portfolio of marketable foreign equity securities.

         Scudder International Growth Fund seeks long-term capital appreciation through investment primarily in the equity securities of foreign companies with high growth potential.

         Scudder   Global   Discovery   Fund**   seeks   above-average   capital
         appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

         Scudder Emerging Markets Growth Fund seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

         Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.

     Regional

         Scudder Greater Europe Growth Fund seeks long-term growth of capital through investments primarily in the equity securities of European companies.

         Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

         Scudder  Latin  America  Fund  seeks  to  provide   long-term   capital
         appreciation through investment primarily in the securities of Latin American issuers.

         The Japan Fund, Inc. seeks long-term capital appreciation by investing primarily in equity securities (including American Depository Receipts) of Japanese companies.

         The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

         The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; pure no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a service representative of Scudder

------------------

**       Only the Scudder Shares are part of the Scudder Family of Funds.
***      Only the International Shares are part of the Scudder Family of Funds.

Investor Relations; and easy telephone exchanges into other Scudder funds. Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-225-5163.

                            SPECIAL PLAN ACCOUNTS

    (See "Scudder tax-advantaged retirement plans," "Purchases--By Automatic Investment Plan" and "Exchanges and redemptions--By Automatic Withdrawal
                        Plan" in the Fund's prospectus.)

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plans. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Automatic Withdrawal Plan

         Non-retirement plan shareholders who currently own or purchase $10,000 or more of shares of a Fund may establish an Automatic Withdrawal Plan. The investor can then receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s) as described under "Transaction information--Redeeming shares--Signature guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Cash Management System--Group Sub-Accounting Plan for Trust Accounts, Nominees and Corporations

         To minimize record-keeping by fiduciaries and corporations, arrangements have been made with the Transfer Agent to offer a convenient group sub-accounting and dividend payment system to bank trust departments and others. Debt obligations of banks which utilize the Cash Management System are not given any preference in the acquisition of investments for a Fund.

         In its discretion, a Fund may accept minimum initial investments of less than $2,500 as part of a continuous group purchase plan by fiduciaries and others (e.g., brokers, bank trust departments, employee benefit plans) provided that the average single account in any one Fund in the group purchase plan will be $2,500 or more. A Fund may also wire all redemption proceeds where the group maintains a single designated bank account.

         Shareholders who withdraw from the group purchase plan through which they were permitted to initiate accounts under $2,500 will be subject to the minimum account restrictions described under "EXCHANGES AND REDEMPTIONS--Other Information."

Automatic Investment Plan

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

         The Trust reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

   (See "Distribution and performance information--Dividends and capital gains distributions" in the Funds' prospectus.)

         Each Fund will follow the practice of distributing substantially all, and in no event less than 90%, of its taxable and tax-exempt net investment income (defined under "ADDITIONAL INFORMATION--Glossary") and any excess of net realized short-term capital gains over net realized long-term capital losses.
Each Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if it appears to be in the best interest of a Fund and its shareholders, a Fund may retain all or part of such gain for reinvestment.

         Dividends will be declared daily and distributions of net investment income will be made monthly. Any dividend declared in October, November, or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Distributions of net short-term and net long-term capital gains realized during each fiscal year, if any, will be made annually within three months after the end of each Fund's fiscal year end. An additional distribution may also be made (or treated as made) in November or December if necessary to avoid the excise tax enacted by the Tax Reform Act of 1986 (See "TAXES," below). Both types of distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the percentage of the prior calendar year's distributions which a Fund has designated as tax-exempt and the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax.

                             PERFORMANCE INFORMATION

    (See "Distribution and performance information--Performance information"
                           in the Funds' prospectus.)

         From time to time, quotations of the Funds' performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Average Annual Total Return

         Average annual total return is the average annual compound rate of return for one year, five years and for the life of a Fund, ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment, over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1
         Where:
                   T        =       average annual total return
                   P        =       a hypothetical initial investment of $1,000
                   n        =       number of years
                   ERV      =       ending redeemable value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

         The average annual total return of Scudder Massachusetts Limited Term Tax Free Fund for the one year period ended October 31, 1997, and life of the Fund(1) are 5.44% and 4.68%, since inception.

         The average annual total return of Scudder Massachusetts Tax Free Fund for the one, five and ten year periods ended March 31, 1998 are 9.82%, 6.82% and 8.49%, respectively.

         (1) For the period beginning February 15, 1994.

         If the Adviser had not maintained Scudder Massachusetts Limited Term Tax Free Fund expenses and had imposed a full management fee, the average annual total return for the one year period and life of the Fund would have been lower. If the Adviser had not maintained Scudder Massachusetts Tax Free Fund expenses and had imposed a full management fee, the average annual total return for the one and five year periods, and life of the Fund would have been lower.

Cumulative Total Return

         Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect the change in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1
         Where:
                   C        =       Cumulative Total Return
                   P        =       a hypothetical initial investment of $1,000
                   ERV      =       ending redeemable value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

         As of October 31, 1997 the cumulative total return of Massachusetts Limited Term Tax Free Fund for the one year period and life of the Fund(1) were 5.44% and 18.49% respectively. If the Adviser had not maintained

Massachusetts Limited Term Tax Free Fund expenses and had imposed a full management fee, the cumulative total return for the one year period and life of Fund would have been lower.

         (1) For the period beginning February 15, 1994 (commencement of operations).

         The cumulative total return of Massachusetts Tax Free Fund for the one, five and ten year periods ended March 31, 1998 were 9.82%, 39.08% and 125.87%, respectively. If the Adviser had not maintained Massachusetts Tax Free Fund expenses and had imposed a full management fee, the cumulative total return for the one and five year periods, and life of the Fund would have been lower.

Total Return

         Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

SEC Yield

         Yield is the net annualized SEC yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Yield, sometimes referred to as the Fund's "SEC yield," is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[((a-b)/cd + 1)^6-1]
         Where:
                   a        =       dividends  and interest  earned during the
                                    period  including the amortization of market
                                    premium or accretion of market discount.
                   b        =       expenses accrued for the period (net of
                                    reimbursements).
                   c        =       the  average   daily   number  of  shares
                                    outstanding  during  the  period  that  were
                                    entitled to receive dividends.
                   d        =       the maximum offering price per share on the
                                    last day of the period.

         The 30-day net-annualized SEC yield of Massachusetts Limited Term Tax Free Fund for the period ended October 31, 1997 was 3.90%.

         The 30-day net-annualized SEC yield of Massachusetts Tax Free Fund for the period ended March 31, 1998 was 4.19%.

Tax-Equivalent Yield

         Tax-Equivalent Yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30 day (or one month) period assuming semiannual compounding of income. Tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. Thus, taxpayers with a federal tax rate of 36% and an effective combined marginal tax rate of 43.68% would need to earn a taxable yield of 6.09% to receive after-tax income equal to the 6.92% tax-free yield of Massachusetts Limited Term Tax Free Fund for the 30-day period ended October 31, 1997. Taxpayers with a federal tax rate of 36% and an effective combined marginal tax rate of 46.85% would need to earn a taxable yield of 7.88% to receive after-tax income equal to the 4.19% tax-free yield of Massachusetts Tax Free Fund for the 30-day period ended on March 31, 1998.

         Quotations of each Fund's performance are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Performance of a Fund will vary based on changes in market conditions and the level of each Fund's expenses. An investor's shares, when redeemed, may be worth more or less than their original cost.

         Investors should be aware that the principal of each Fund is not insured.

Comparison of Fund Performance

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the Nasdaq OTC Composite Index, the Nasdaq Industrials Index, the Russell 2000 Index, the Wilshire Real Estate Securities Index and statistics published by the Small Business Administration.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations.

         From time to time, in marketing and other Fund literature, Trustees and officers of the Funds, the Funds' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Funds. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Funds may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Funds to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for Fund performance information and articles about the Funds include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC Money Fund Report, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SmartMoney, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national news weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication issued 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

                            ORGANIZATION OF THE FUNDS

               (See "Fund organization" in the Funds' prospectus.)

         Each Fund is a non-diversified series of Scudder State Tax Free Trust. The Trust is a Massachusetts business trust established under a Declaration of Trust dated May 25, 1983. Such Declaration of Trust was amended and restated on December 8, 1987. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value. The shares are currently divided into six series. The other series of the Trust are: Scudder New York Tax Free Fund, Scudder New York Tax Free Money Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund. The Trustees have the authority to issue more series of shares and to designate the relative rights and preferences as between the different series. Each share of each Fund has equal rights with each other share of that Fund as to voting, dividends and liquidation. Shareholders have one vote for each share held on matters on which they are entitled to vote. All shares issued and outstanding will be fully paid and non-assessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Funds' prospectus.

         The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with its equitable share of the general liabilities of the Trust, as determined by the Trustees. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

         Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

         The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

                               INVESTMENT ADVISER

     (See "Fund organization--Investment adviser" in the Funds' prospectus.)

         Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, acts as investment adviser to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name has been changed to Scudder Kemper Investments, Inc.

         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Value Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Global/International Fund, Inc., Scudder Global High Income Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Pathway Series, Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc. and Scudder Spain and Portugal Fund, Inc. Some of the foregoing companies or trusts have two or more series.

         The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $13 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust, AARP Managed Investment Portfolios Trust and AARP Cash Investment Funds.

         Pursuant to an Agreement between the Adviser and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Adviser has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Adviser with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLinkSM Program. The Adviser will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Adviser (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLinkSM is a service mark of AMA Solutions, Inc.

         In  selecting  the  securities  in  which  each  Fund may  invest,  the conclusions and investment decisions of the Adviser with respect to a Fund are based primarily on the analyses of its own research department. The Adviser receives published reports and statistical compilations of the issuers themselves, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities.

         Certain investments may be appropriate for a Fund and also for other clients advised by the Adviser. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to a Fund.

         The investment management agreements between each Fund and Scudder were last approved by the Trustees on August 12, 1997. Because the transaction between Scudder and Zurich resulted in the assignment of the Funds' investment management agreements with Scudder, those Agreements were deemed to be automatically terminated at the consummation of the transaction. In anticipation of the transaction, however, new investment management agreements (the
"Agreements") between each Fund and the Adviser were approved by the Funds' Trustees. At a special meeting of the Funds' shareholders held on October 24, 1997, the shareholders also approved the new investment management agreements. The new Agreements became effective on December 31, 1997, and will be in effect for an initial term ending on September 30, 1998. The Agreements are in all material respects on the same terms as the previous investment management agreements it supersedes. The Agreements incorporate conforming changes which promote consistency among all of the Funds advised by the Adviser and which permit ease of administration. The Agreements will continue in effect from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Funds' Trustees or of a majority of the outstanding voting securities of the Fund. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

         Under each Agreement, the Adviser regularly provides a Fund with investment research, advice and supervision and furnishes continuously an investment program consistent with the Fund's investment objectives and policies. The Adviser determines what securities shall be purchased for the Fund's portfolio, what securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-Laws, the 1940 Act, the Internal Revenue Code of 1986 and to the Fund's investment objective, policies and restrictions, and subject further to such policies and instructions as the Trustees of the Trust may from time to time establish. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

         The Adviser pays the compensation and expenses of all affiliated Trustees and executive employees of the Trust and makes available, without expense to the Trust, the services of such Advisers, Directors, Officers, and employees as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work.

         For these services, Massachusetts Limited Term Tax Free Fund pays the Adviser a monthly fee of 0.60 of 1% of the average daily net assets of the Fund. Massachusetts Tax Free Fund pays the Adviser a monthly fee of 0.60 of 1% of the average daily net assets of the Fund.

         The Agreements provide that if a Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. The Adviser retains the ability to be repaid by a Fund if expenses fall below the specified limit prior to the end of the fiscal year. These expense limitation arrangements can decrease a Fund's expenses and improve its performance. For the fiscal years ended October 31, 1995, 1996 and 1997 pursuant to these agreements, the investment management fees incurred by Massachusetts Limited Term Tax Free Fund were $25,208, $231,096 and $302,455, respectively. Had the Adviser imposed a full investment management fee for the fiscal years ended October 31, 1995, 1996 and 1997, the investment management fee would have equaled $297,710, $370,008 and $424,432, respectively.

         The  Adviser  has  agreed  to  maintain  the  annualized   expenses  of
Massachusetts Limited Term Tax Free Fund at not more than 0.75% of the average daily net assets of the Fund until February 28, 1999.

         The Agreements provide that if a Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. The Adviser retains the ability to be repaid by a Fund if expenses fall below the specified limit prior to the end of the fiscal year. These expense limitation arrangements can decrease a Fund's expenses and improve its performance. For the fiscal years ended March 31, 1996, 1997 and 1998, pursuant to these agreements, the investment management fees incurred by Massachusetts Tax Free Fund were $1,826,799, $1,933,810 and $2,110,713, respectively, of which $186,239 was unpaid at March 31, 1998.

         Under the Agreements each Fund is responsible for all of its other expenses, including organization expenses; clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal, auditing or accounting expenses; taxes or governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates and any other expenses, including clerical expense, of issuance, redemption or repurchase of shares of beneficial interest; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with the Adviser; the cost of preparing and distributing reports and notices to shareholders; and the fees or disbursements of custodians. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         Each Agreement further provides that as between each Fund and the Adviser each Fund will be responsible for all expenses, including clerical expense, of offer, sale, underwriting and distribution of a Fund's shares only so long as a Fund employs a principal underwriter to act as the distributor of a Fund's shares pursuant to an underwriting agreement which provides that the underwriter will assume such expenses. The Trust's underwriting agreement provides that the principal underwriter shall pay all expenses of offer and sale of a Fund's shares except the expenses of preparation and filing of registration statements under the Securities Act of 1933 and under state securities laws, issue and transfer taxes, if any, and a portion of the prospectuses used by a Fund. In the event that a Fund ceases to employ a principal underwriter to act as the distributor of a Fund's shares, the expenses of distributing a Fund's shares will be borne by the Adviser unless a Fund shall have adopted a plan pursuant to Rule 12b-1 under the 1940 Act providing that a Fund shall be responsible for some or all of such distribution expenses.

         Each Agreement requires the Adviser to return to a Fund all or a portion of advances of its management fee to the extent annual expenses of a Fund (including the management fee stated above) exceed the limitations prescribed by any state in which a Fund's shares are offered for sale. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitations. Any such fee advance required to be returned to a Fund will be returned as promptly as practicable after the end of each Fund's fiscal year. However, no fee payment will be made to the Adviser during any fiscal year which will cause year-to-date expenses to exceed the cumulative pro rata expense limitation at the time of such payment. The amortization of organizational costs is described herein under "ADDITIONAL INFORMATION--Other Information."

         The Agreement identifies the Adviser as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.

         In reviewing the terms of each Agreement and in discussions with the Adviser concerning the Agreement, Trustees who are not "interested persons" of the Adviser are represented by independent counsel at that Fund's expense.

         Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Trust relationships.

         Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, acts as investment adviser to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name has been changed to Scudder Kemper Investments, Inc.

         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

         The Adviser may serve as adviser to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

         None of the Trustees or officers of the Trust may have dealings with either Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of such Fund.

Personal Investments by Employees of the Adviser

         Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                              TRUSTEES AND OFFICERS


                                                                                                Position with
                                                                                                Underwriter,
Name, Date of Birth                    Position              Principal                          Scudder Investor
and Address                            with Trust            Occupation**                       Services, Inc.
-----------                            ----------            ------------                       --------------



Daniel Pierce (3/18/34)*+@             President and         Managing Director of Scudder       Vice President,
                                       Trustee               Kemper Investments, Inc.           Director and Assistant
                                                                                                Treasurer



                                       48


                                                                                                Position with
                                                                                                Underwriter,
Name, Date of Birth                    Position              Principal                          Scudder Investor
and Address                            with Trust            Occupation**                       Services, Inc.
-----------                            ----------            ------------                       --------------

Henry P. Becton, Jr. (10/16/4)         Trustee               President and General Manager,     --
WGBH                                                         WGBH Educational Foundation
125 Western Avenue
Allston, MA  02134

Dawn-Marie Driscoll (11/5/46)          Trustee               Executive Fellow, Center for       --
5760 Flamingo Drive                                          Business Ethics, Bentley
Cape Coral, FL  33914                                        College; President, Driscoll
                                                             Associates

Peter B. Freeman (8/4/32)              Trustee               Corporate Director and Trustee     --
@100 Alumni Avenue
Providence, RI  02906

George M. Lovejoy, Jr. (4/15/30)       Trustee               President and Director, Fifty      --
160 Federal Street                                           Associates (real estate
Boston, MA  02110                                            investment trust)

Wesley W. Marple, Jr. (2/22/32)@       Trustee               Professor of Business              --
413Hayden Hall                                               Administration, Northeastern
360 Huntington Avenue                                        University College of Business
Boston, MA  02115                                            Administration

Kathryn L. Quirk (12/3/52)#@           Trustee, Vice         Managing Director of Scudder       Senior Vice President,
                                       President,            Kemper Investments, Inc.           Director and Clerk
                                       Assistant Secretary


Jean C. Tempel (3/24/43)               Trustee               Managing Partner, Technology       --
Ten Post Office Square                                       Equity Partners
Suite 1325Boston, MA  02109


Philip G. Condon (8/15/50)+            Vice President        Managing Director of Scudder       --
                                                             Kemper Investments, Inc.

Jerard K. Hartman (3/1/33)#            Vice President        Managing Director of Scudder       --
                                                             Kemper Investments, Inc.

Thomas W. Joseph (4/22/39)+            Vice President        Senior Vice President of Scudder   Director, Vice
                                                             Kemper Investments, Inc.           President, Treasurer
                                                                                                and Assistant Clerk

Jeremy L. Ragus (5/24/52)+             Vice President        Senior Vice President of Scudder   --
                                                             Kemper Investments, Inc.

Rebecca Wilson (2/23/62)+              Vice President        Vice President of Scudder Kemper   --
                                                             Investments, Inc.



                                       49


                                                                                                Position with
                                                                                                Underwriter,
Name, Date of Birth                    Position             Principal                           Scudder Investor
and Address                            with Trust           Occupation**                        Services, Inc.
-----------                            ----------           ------------                        --------------


Thomas F. McDonough (1/20/47)+         Vice President,       Senior Vice President of Scudder   Assistant Clerk
                                       Treasurer and         Kemper Investments, Inc.
                                       Secretary

John R. Hebble (6/27/58)+              Assistant Treasurer   Senior Vice President of Scudder   --
                                                             Kemper Investments, Inc.

Caroline Pearson (4/1/62)+             Assistant Secretary   Senior Vice President of Scudder   --
                                                             Kemper Investments, Inc.;
                                                             Associate, Dechert Price &
                                                             Rhoads (law firm), 1989-1997
                                                                              -

* Mr. Pierce and Ms. Quirk are considered by the Trust and its counsel to be Trustees who are "interested persons" of the Adviser or of each Fund within the meaning of the Investment Company Act of 1940, as amended.

** Unless otherwise stated, all officers and Trustees have been associated with their respective companies for more than five years but not necessarily in the same capacity.

+        Address:  Two International Place, Boston, Massachusetts  02110

#        Address:  345 Park Avenue, New York, New York  10154

@ Messrs. Freeman, Marple, Pierce and Ms. Quirk are members of the Executive Committee of the Trust, which has the power to declare dividends from ordinary income and distributions of realized capital gains to the same extent as the Board is so empowered.

         The Trustees and officers of the Trust may also serve in similar capacities with other Scudder Funds.

         As of June 30, 1998 all Trustees and officers of the Trust as a group owned beneficially (as that term is defined in Section 13(d) under the Securities Exchange Act of 1934) less than 1% of the outstanding shares on such date.

         As of June 30, 1998, 2,201,717 shares in the aggregate or 8.17% of the outstanding shares of Massachusetts Tax Free Fund were held in the nominees of Fiduciary Trust Company. Fiduciary Trust Company may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         To the best of the Trust's knowledge, as of June 30, 1998 no person owned beneficially more than 5% of the Fund's outstanding shares, except as stated above.

                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings

         The Board of Trustees is responsible for the general oversight of each Fund's business. A majority of the Board's members are not affiliated with Scudder Kemper Investments, Inc. These "Independent Trustees" have primary responsibility for assuring that each Fund is managed in the best interests of its shareholders.

         The Board of Trustees meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures designed to ensure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by each Fund's independent public accountants and by independent legal counsel selected by the Independent Trustees.

         All the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects each Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Trustees

         The Independent Trustees receive the following compensation from the Funds of Scudder State Tax Free Trust: an annual trustee's fee of $1,800 for a Fund in which total net assets do not exceed $100 million and $3,600 for a Fund in which total net assets exceed $100 million; a fee of $100 for attendance at all other meetings;] and reimbursement of expenses incurred for travel to and from Board Meetings. The Independent Trustee who serves as lead or liaison trustee receives an additional annual retainer fee of $500 from each Fund. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special trustee task forces or subcommittees.
Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.

         The Independent Trustees also serve in the same capacity for other funds managed by the Adviser. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1997 from the Trust and from all of the Scudder funds as a group.


                                       Scudder State Tax Free Trust           All Scudder Funds
                                       ----------------------------           -----------------
                                       Paid by          Paid by the       Paid by           Paid by the
           Name                        the Trust         Adviser(2)       the Funds          Adviser(2)
           ----                        ---------         ----------       ---------          ----------

           Henry P. Becton,            $19,550             $2,400         $114,554       $9,500 (24 funds)
           Trustee

           Dawn-Marie Driscoll,        $19,750             $2,400         $107,722       $8,800 (24 funds)
           Trustee

           Peter B. Freeman,           $19,550             $2,400         $137,011       $14,625 (42 funds)
           Trustee

           George M. Lovejoy, Jr.,     $1,500              $0             $139,113       $10,700 (22 funds)
           Trustee

           Wesley W. Marple, Jr.,      $19,550             $2,400         $121,129       $10,100 (23 funds)
           Trustee

           Jean C. Tempel,             $19,750             $2,400         $122,504       $10,100 (23 funds)
           Trustee


         (1) Scudder State Tax Free Trust consists of six funds: Scudder Massachusetts Limited Term Tax Free Fund, Scudder Massachusetts Tax Free Fund, Scudder New York Tax Free Money Fund, Scudder New York Tax Free Fund, Scudder Ohio Tax Free and Scudder Pennsylvania Tax Free Fund.

         (2) Meetings associated with the Adviser's alliance with Zurich Insurance Company. See "Investment Adviser" for additional information.

         Members of the Board of Trustees who are employees of the Adviser or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Adviser, or its affiliates, as a result of which they may be deemed to participate in fees paid by each Fund.

                                   DISTRIBUTOR

         The Trust has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Adviser, a Delaware corporation. The Trust's underwriting agreement dated June 1, 1987 will remain in effect until September 30, 1998, and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of the Trust. The underwriting agreement was last approved by the Trustees on August 12, 1997.

         Under the underwriting agreement, the Trust is responsible for the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Trust's registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Trust as a broker or dealer; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications to shareholders of the Trust; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Trust and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of a Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by a Fund, unless a Rule 12b-1 plan is in effect which provides that each Fund shall bear some or all of such expenses.

Note: Although each Fund does not currently have a 12b-1 Plan and the Trustees have no current intention of adopting one, either Fund would also pay those fees and expenses permitted to be paid or assumed by such Fund pursuant to a 12b-1 Plan, if any, were such a plan adopted by a Fund, notwithstanding any other provision to the contrary in the underwriting agreement.

         As agent the Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of a Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of a Fund.

                                      TAXES

       (See "Transaction information--Tax information, Tax identification number" and "Distribution and performance information--Dividends and capital gains distributions" in the Funds' prospectus.)

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situation.

         Certain political events, including federal elections and future amendments to federal income tax laws, may affect the desirability of investing in either Fund.

Federal Taxation

         Each fund within the Trust will be separate for investment and accounting purposes, and will be treated as a separate taxable entity for federal income tax purposes. Each Fund has elected to be treated as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code") and has qualified as such. Each Fund intends to continue to qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the fund level.

         In order to qualify as a regulated  investment company,  each Fund must
meet  certain   requirements   regarding  the  source  of  its  income  and  the
diversification of its assets.

         As a regulated investment company qualifying under Subchapter M of the Code, each Fund is required to distribute to its shareholders at least 90 percent of its taxable net investment income (including net short-term capital gain in excess of net long-term capital loss) and at least 90 percent of its tax-exempt net investment income and is not subject to federal income tax to the extent that it distributes annually all of its taxable net investment income and net realized capital gains in accordance with the timing requirements of the Code. Each Fund intends to distribute at least annually substantially all, and in no event less than 90%, of its taxable and tax-exempt net investment income and net realized capital gains.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by a Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his share of federal income taxes paid by a Fund on such gains as a credit against his own federal income tax liability, and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his pro rata share of such gains and his tax credit.

         Each Fund is subject to a 4% non-deductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's taxable ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed. Each Fund has adjusted its distribution policies to minimize any adverse impact from this tax or eliminate its application.

         Net investment income is made up of dividends and interest, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward or post-October loss of a fund. Scudder Massachusetts Tax Free Fund and Massachusetts Limited Term Tax Free Fund intend to offset realized capital gains by using their capital loss carryforwards before distributing any gains. In addition, Scudder Massachusetts Tax Free Fund intends to offset realized capital gains by using its post-October loss before distributing gains. As of March 31, 1997, Scudder Massachusetts Tax Free Fund had a net capital loss carryforward of approximately $1,283,000 which may be applied against realized capital gains of each succeeding year until fully utilized or until March 31, 2003, the expiration date, whichever occurs first. In addition, Scudder Massachusetts Tax Free Fund, from November 1, 1995 through March 31, 1996, incurred approximately $111,000 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the year ended March 31, 1997 as permitted by tax regulations. At October 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $136,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002, ($21,000) and October 31, 2004 ($115,000), the respective expiration dates, whichever occurs first.

         Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

         Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Distributions to shareholders of tax-exempt interest earned by a Fund for the taxable year are therefore not expected to be subject to regular federal income tax, although they may be subject to the individual and corporate alternative minimum taxes described below. Discount from certain stripped tax-exempt obligations or their coupons, however, may be taxable.

         Market discount recognized on a tax-exempt bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value. Gain on the disposition of a tax-exempt obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

         Since no portion of either Fund's income will be comprised of dividends from domestic corporations, none of the income distributions of a Fund will be eligible for the dividends-received deduction available for certain taxable dividends received by corporations.

         Any short-term capital loss realized upon the redemption of shares within six months of the date of their purchase will be disallowed to the extent of any tax-exempt dividends received with respect to such shares, although the period may be reduced under Treasury regulations to be prescribed. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are repurchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

         Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions to corporate shareholders of a Fund are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares.

         Distributions derived from interest which is exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the corporate alternative minimum tax. A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to, or increase their liability under the 26% and 28% individual alternative minimum tax, but normally no more than 20% of a Fund's net assets will be invested in securities the interest on which is such a tax preference item for individuals.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund issues to its shareholders a statement of the Federal income tax status of all distributions. All distributions of taxable or tax-exempt net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends or capital gains distributions declared and payable to shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by shareholders in December if paid during January of the following year. Shareholders are also required to report tax-exempt interest. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         Interest which is tax-exempt for federal income tax purposes is included as income for purposes of determining the amount of social security or railroad retirement benefits subject to tax.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund will not be deductible for federal income tax purposes. Under rules used by the IRS to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. Neither Fund has undertaken any investigation as to the users of the facilities financed by bonds in such Fund's portfolio.

         Distributions by each Fund result in a reduction in the net asset value of a Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder, to the extent it is derived from other than tax-exempt interest, as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which, to the extent it is derived from other than tax-exempt interest, will nevertheless be taxable to them.

         All futures contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on futures contracts and options on securities indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term, and on the last trading day of a Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term.

         Positions of each Fund which consist of at least one debt security not governed by Section 1256 and at least one futures contract or nonequity option governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such debt security will be treated as a "mixed straddle." Mixed straddles are subject to the straddle rules of Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections, however, exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of a Fund as a regulated investment company for federal income tax purposes.

         Under the federal income tax law, each Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of
Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company are generally subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Under a special exception, distributions of taxable income and capital gains of a Fund will not be subject to backup withholding if a Fund reasonably estimates that at least 95% of all of its distributions will consist of tax-exempt interest. However, in this case, the proceeds from the redemption or exchange of shares may be subject to backup withholding. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of each Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her.

State Taxation

         The Trust is organized as a Massachusetts business trust, and neither the Trust nor either Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund qualifies as a regulated investment company.

         Individual shareholders of a Fund resident in Massachusetts will not be subject to Massachusetts personal income tax on distributions received from a Fund to the extent such distributions constitute either (1) exempt-interest dividends under Section 852(b)(5) of the Code which a Fund properly identifies as consisting of interest on tax-exempt obligations of the Commonwealth of Massachusetts for its political subdivisions or any agency or instrumentality of the foregoing, or (2) dividends which a Fund properly identifies as attributable to interest on tax-exempt obligations of the United States and instrumentalities or obligations issued by the Governments of Puerto Rico, The Virgin Islands and Guam.

         Other distributions from either Fund, including those derived from taxable interest income and long-term and short-term capital gains, generally will not be exempt from Massachusetts personal income taxation except for distributions which qualify as capital gain dividends under Section 852(b)(3) of the Code, and are properly identified by a Fund as attributable to the sale of certain Massachusetts obligations issued pursuant to legislation which specifically exempts capital gain on the sale of such obligations from Massachusetts income taxation.

         Fund distributions will not be excluded from net income, and shares of either Fund will not be excluded from the net worth of intangible property corporations, for purposes of computing the Massachusetts corporate excise tax.

         Shares of either Fund will not be subject to Massachusetts local property taxes.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

         To the maximum extent feasible, the Adviser places orders for portfolio transactions for each Fund through the Distributor, which in turn places orders on behalf of a Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from either Fund for this service. Allocation of brokerage is supervised by the Adviser.

         Each Fund's purchases and sales of portfolio securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will involve an underwriting fee paid to the underwriter.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for each Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission (negotiable in the case of U.S. national securities exchange transactions), where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply market quotations to Scudder Fund Accounting Corporation for appraisal purposes, or who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for executing the same transaction on account of the receipt of research, market or statistical information, although it may do so in seeking to obtain the most favorable net results with respect to a particular transaction. The Adviser will not place orders with brokers or dealers on the basis that a broker or dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information will only supplement the Adviser's own research effort, since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than a Fund and not all such information is used by the Adviser in connection with a Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to a Fund.

         The Trustees intend to review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Portfolio Turnover

         Each Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration date at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Massachusetts Limited Term Tax Free Fund's annualized portfolio turnover rate for the fiscal year ended October 31, 1995, 1996 and 1997 were 27.4%, 12.4% and 9.77% respectively. Massachusetts Tax Free Fund's portfolio turnover rate for the fiscal periods ended March 31, 1996, 1997 and 1998 were 10.2%, 11.51% and 8.4%, respectively. Purchases and sales are made for a Fund's portfolio whenever necessary in management's opinion, to meet a Fund's objective.

                                 NET ASSET VALUE

         The net asset value of shares of each Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of a Fund, less all liabilities, by the total number of shares outstanding.

         An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the Nasdaq Stock Market ("Nasdaq") valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on the Nasdaq System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities, other than short-term securities, are valued at prices supplied by each Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities purchased with remaining maturities of sixty days or less shall be valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of a Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts


         The Financial Statements of the Funds in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, One Post Office Square, Boston, MA 02109, independent accountants, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and Financial Highlights of the Funds in accordance with generally accepted auditing standards, and the preparation of federal tax returns.


Shareholder Indemnification

         The Trust is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with a Fund's property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Fund's property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Ratings of Municipal Obligations

         The six highest quality ratings categories of Moody's for municipal bonds are Aaa, Aa, A, Baa, Ba and B. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Together with securities rated A and Baa, they comprise investment grade securities. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa municipal bonds. Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Securities rated Baa are considered medium grade, with factors giving security to principal and interest adequate at present but may be unreliable over any period of time. Such bonds have speculative elements as well as investment-grade characteristics. Securities rated Ba or below by Moody's are considered below investment grade, with factors giving security to principal and interest inadequate and potentially unreliable over any period of time. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Such securities are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

         Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG-1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG-2 are of high quality, with margins of protection ample although not as large as in the preceding group.

         The six highest quality ratings categories of S&P for municipal bonds are AAA (Prime), AA (High-grade), A (Good-grade), BBB (Investment-grade) and BB or B (Below investment-grade). Bonds rated AAA have the highest rating assigned by S&P to a municipal obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Bonds rated BBB have an adequate capacity to pay interest and to repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds of this category than for bonds of higher rated categories. Securities rated BB or below by S&P are considered below investment grade, with factors giving security to principal and interest inadequate and potentially unreliable over any period of time. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Such securities are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

         S&P's top ratings categories for municipal notes are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

         The six highest quality ratings categories of Fitch for municipal bonds are AAA, AA, A, BBB, BB and B. Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated
'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher rates. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Securities rated BB or below by Fitch are considered below investment grade, with factors giving security to principal and interest inadequate and potentially unreliable over any period of time. Such securities are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

Commercial Paper Ratings

         Commercial paper rated A-1 or better by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         The rating F-1+ is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity;
(7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1+.

         Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated within the above categories.

Glossary

1.       Bond

         A contract by an issuer (borrower) to repay the owner of the contract (lender) the face amount of the bond on a specified date (maturity date) and to pay a stated rate of interest until maturity. Interest is generally paid semi-annually in amounts equal to one half the annual interest rate.

2.       Debt Obligation

         A  general  term  which   includes   fixed  income  and  variable  rate
         securities, obligations issued at a discount and other types of securities which evidence a debt.

3.       Discount and Premium

         A discount (premium) bond is a bond selling in the market at a price lower (higher) than its face value. The amount of the market discount (premium) is the difference between market price and face value.

4.       Maturity

         The date on which the principal amount of a debt obligation comes due by the terms of the instrument.

5.       Municipal Obligation

         Obligations issued by or on behalf of states, territories and possessions of the United States, their political subdivisions, agencies and instrumentalities and the District of Columbia and other issuers, the interest from which is, at the time of issuance in the opinion of bond counsel for the issuers, exempt from federal income tax.

6.       Net Asset Value Per Share

         The value of each share of the Fund for purposes of sales and redemptions.

7.       Net Investment Income

         The net investment income of a Fund is comprised of its interest income, including amortizations of original issue discounts, less amortizations of premiums and expenses paid or accrued computed under GAAP.

Other Information

         The CUSIP number of Massachusetts Limited Term Tax Free Fund is 811209105.

         The CUSIP number of Massachusetts Tax Free Fund is 811184-30-8.

         Massachusetts Limited Term Tax Free Fund has a fiscal year ending on October 31.

         Massachusetts Tax Free Fund has a fiscal year ending on March 31.

         Portfolio securities of the Funds are held separately, pursuant to a custodian agreement, by the Funds' Custodian, State Street Bank and Trust Company.

         The firm of Willkie Farr & Gallagher of New York is counsel for the Trust.

         The name "Scudder State Tax Free Trust" is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated December 8, 1987, as amended from time to time, and all persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund. No Fund of the Trust is liable for the obligations of any other Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust of the Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts. All persons dealing with a Fund must look only to the assets of such Fund for the enforcement of any claims against such Fund as no other series of the Trust assumes any liabilities for obligations entered into on behalf of that Fund.

         Costs of $28,116 incurred by Massachusetts Limited Term Tax Free Fund in conjunction with its organization are amortized over five years beginning February 15, 1994.

         Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Adviser, computes net asset value per share for each Fund. Each Fund pays SFAC an annual fee equal to 0.024% of the first $150 million of average daily net assets, 0.0070% of such assets in excess of $150 million, 0.004% of such assets in excess of $1 billion, plus holding and transaction charges for this service. The fee incurred by Massachusetts Limited Term Tax Free Fund to SFAC for the fiscal year ended October 31, 1995 was $24,000, for the fiscal year ended October 31, 1996 was $36,000 and for the fiscal year ended October 31, 1997 was $36,000. For the fiscal years ended March 31, 1996, 1997 and 1998, the amount charged to Scudder Massachusetts Tax Free Fund by SFAC amounted to $58,015, $59,760 and $63,206, respectively, of which $4,904, $5,145 and $5,531, respectively, was unpaid at March 31, 1996, 1997 and 1998.

         Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer and dividend-paying agent. Service Corporation also serves as shareholder service agent. Each Fund pays Service Corporation an annual fee of $25.00 for each account maintained for a shareholder. The fee incurred by Massachusetts Limited Term Tax Free Fund to Service Corporation for the fiscal year ended October 31, 1995 was $23,065, October 31, 1996 was $36,098, and for the fiscal year ended October 31, 1997 was $41,127. The fee incurred by Massachusetts Tax Free Fund to Service Corporation for the years ended March 31, 1996, 1997 and 1998, amounted to $184,353, $188,646 and $194,865, respectively, of which $15,222, $16,386 and $16,255, respectively, was unpaid at March 31, 1996, 1997 and 1998.

         The Funds, or the Adviser (including any affiliate of the Adviser), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

         The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

Massachusetts Limited Term Tax Free Fund

         The financial statements, including the investment portfolio, of Massachusetts Limited Term Tax Free Fund, together with Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated October 31, 1997, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

Massachusetts Tax Free Fund

         The financial statements, including the investment portfolio, of Massachusetts Tax Free Fund, together with Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated March 31, 1998, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                      SCUDDER NEW YORK TAX FREE MONEY FUND

                                       and

                         SCUDDER NEW YORK TAX FREE FUND


              Two Pure No-Load(TM) (No Sales Charges) Mutual Funds
                         Specializing in the Management
                           of New York State Municipal
                               Security Portfolios

                                       and

                           SCUDDER OHIO TAX FREE FUND


                      A Pure No-Load(TM) (No Sales Charges)
                         Mutual Fund Specializing in the
                              Management of an Ohio
                              Municipal Securities
                                    Portfolio

                                       and

                       SCUDDER PENNSYLVANIA TAX FREE FUND


                      A Pure No-Load(TM) (No Sales Charges)
                   Mutual Fund Specializing in the Management
                           of a Pennsylvania Municipal
                              Securities Portfolio




--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 1998



--------------------------------------------------------------------------------


         This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus of Scudder New York Tax Free Money Fund and Scudder New York Tax Free Fund and the prospectuses of Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund dated August 1, 1998, as amended from time to time, a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

                               TABLE OF CONTENTS

                                                                                                                   Page

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.........................................................................1
         General Investment Objectives and Policies of Scudder New York Tax Free Money Fund...........................1
         General Investment Objective and Policies of Scudder New York Tax Free Fund..................................3
         General Investment Objective and Policies of Scudder Ohio Tax Free Fund......................................5
         General Investment Objective and Policies of Scudder Pennsylvania Tax Free Fund..............................6
         Master/Feeder Structure......................................................................................8
         Management Strategies for Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund
              and Scudder Pennsylvania Tax Free Fund.................................................................13
         Special Considerations......................................................................................15
         Investing in New York.......................................................................................15
         Investing in Ohio...........................................................................................24
         Investing in Pennsylvania...................................................................................27
         Investments, Investment Techniques and Considerations Common to the Funds...................................32
         Trustees' Power to Change Objectives and Policies...........................................................38
         Investment Restrictions.....................................................................................38

PURCHASES............................................................................................................39
         Additional Information About Opening An Account.............................................................39
         Checks......................................................................................................39
         Wire Transfer of Federal Funds..............................................................................40
         Additional Information About Making Subsequent Investments by QuickBuy......................................40
         Share Price.................................................................................................41
         Share Certificates..........................................................................................41
         Other Information...........................................................................................41

EXCHANGES AND REDEMPTIONS............................................................................................41
         Exchanges...................................................................................................41
         Redemption by Telephone.....................................................................................42
         Redemption by QuickSell.....................................................................................43
         Redemption by Mail or Fax...................................................................................43
         Redemption by Write-A-Check.................................................................................44
         Redemption-In-Kind..........................................................................................44
         Other Information...........................................................................................44

FEATURES AND SERVICES OFFERED BY THE FUNDS...........................................................................45
         The Pure No-Load(TM) Concept................................................................................45
         Internet access.............................................................................................46
         Dividends and Capital Gains Distribution Options............................................................46
         Scudder Investor Centers....................................................................................47
         Reports to Shareholders.....................................................................................47
         Transaction Summaries.......................................................................................47

THE SCUDDER FAMILY OF FUNDS..........................................................................................47


SPECIAL PLAN ACCOUNTS................................................................................................52
         Automatic Withdrawal Plan...................................................................................52
         Cash Management  System -- Group Sub-Accounting Plan for Trust Accounts, Nominees
              and Corporations.......................................................................................53
         Automatic Investment Plan...................................................................................53
         Uniform Transfers/Gifts to Minors Act.......................................................................53

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............................................................................54

PERFORMANCE INFORMATION..............................................................................................54
         Average Annual Total Return.................................................................................54
         Cumulative Total Return.....................................................................................55

                                       i

                          TABLE OF CONTENTS (continued)
                                                                                                                   Page

         Total Return................................................................................................55
         SEC Yield...................................................................................................55
         Effective Yield.............................................................................................56
         Tax-Equivalent Yield........................................................................................56
         Comparison of Fund Performance..............................................................................57


ORGANIZATION OF THE FUNDS............................................................................................60

INVESTMENT ADVISER...................................................................................................61
         Scudder New York Tax Free Fund..............................................................................62
         Scudder New York Tax Free Money Fund........................................................................63
         Scudder Ohio Tax Free Fund..................................................................................64
         Scudder Pennsylvania Tax Free Fund..........................................................................65
         Personal Investments by Employees of the Adviser............................................................67

TRUSTEES AND OFFICERS................................................................................................67


REMUNERATION.........................................................................................................69
         Responsibilities of the  Board -- Board and Committee Meetings..............................................69
         Compensation of Officers and Trustees.......................................................................70


DISTRIBUTOR..........................................................................................................71


TAXES................................................................................................................72
         Federal Taxation............................................................................................72
         State Taxation..............................................................................................75
         Scudder New York Tax Free Money Fund and Scudder New York Tax Free Fund.....................................75
         Scudder Ohio Tax Free Fund..................................................................................75
         Scudder Pennsylvania Tax Free Fund..........................................................................76


PORTFOLIO TRANSACTIONS...............................................................................................76
         Brokerage Commissions.......................................................................................76
         Portfolio Turnover..........................................................................................77

NET ASSET VALUE......................................................................................................77


ADDITIONAL INFORMATION...............................................................................................79
         Experts.....................................................................................................79
         Shareholder Indemnification.................................................................................79
         Ratings of Municipal Obligations............................................................................79
         Commercial Paper Ratings....................................................................................80
         Glossary....................................................................................................81
         Other Information...........................................................................................81

FINANCIAL STATEMENTS.................................................................................................82

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

   (See"Investment objectives and policies" and "Additional information about policies and investments" in the Funds' prospectuses.)

         Scudder New York Tax Free Money Fund, Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund (each a "Fund," collectively the "Funds") are each non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is a pure no-load(TM), open-end management investment company (or mutual fund), presently consisting of six series.

General  Investment  Objectives  and Policies of Scudder New York Tax Free Money
Fund

         The investment objectives of Scudder New York Tax Free Money Fund are stability of capital and the maintenance of a constant net asset value of $1.00 per share, while providing New York taxpayers income exempt from New York State and New York City personal income taxes and regular federal income tax. The Fund pursues these objectives through the professional and efficient management of a high quality portfolio consisting primarily of short-term municipal obligations (as defined below under "Investments and Investment Techniques -- Municipal Obligations") having remaining maturities of 397 calendar days or less with a dollar-weighted average portfolio maturity of 90 days or less. The Fund seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible. There can be no assurance that the Fund's objectives will be met or that income to shareholders which is exempt from regular federal income tax will be exempt from state and local taxes and the federal alternative minimum tax. Because of its focus on New York tax-exempt investments, the Scudder New York Tax Free Money Fund will have a more limited number of investment options available to it than a fund that does not focus on investments from a single state. Consequently, the Fund may need to invest a significant percentage of its assets in single issuer. Changes in the financial condition or market assessment of such an issuer could have a significant adverse impact on the Fund. Therefore an investment in this Fund may be riskier than an investment in a money market fund that does not focus on investments from a single state.

         Scudder New York Tax Free Money Fund's portfolio consists primarily of obligations issued by municipalities located in New York State and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam) whose interest payments, if distributed to New York residents, would be exempt, in the opinion of bond counsel rendered on the date of issuance, from New York State and New York City personal income taxes as well as regular federal income tax. Because the Fund is intended for investors subject to New York personal income taxes and federal income tax, it may not be appropriate for all investors and is not available in all states. The Fund may also invest in taxable obligations for temporary defensive purposes. It is impossible to accurately predict how long such alternative strategies will be utilized.

Scudder New York Tax Free Money Fund's Investments. The Fund seeks to provide New York taxpayers with income exempt from New York State and New York City personal income taxes and regular federal income tax through a portfolio of high quality municipal securities. As a matter of fundamental policy which cannot be changed without the approval of a majority of the Fund's outstanding voting securities (as defined below under "Investment Restrictions"), at least 80% of the net assets of the Fund will be invested in municipal obligations the income from which is exempt from regular federal income tax, and New York State and New York City personal income taxes ("New York municipal securities") except that when the Fund's investment adviser, Scudder Kemper Investments, Inc. (the "Adviser") determines that market conditions warrant, the Fund may, for temporary defensive purposes, invest more than 20% of its net assets in securities the income from which may be subject to regular federal income tax and New York State and New York City personal income taxes. The Scudder New York Tax Free Money Fund is concentrated in securities issued by New York governments and related entities. Changes in the financial condition or market assessment of the financial condition of these entities could have a significant adverse impact on the Fund. Consequently, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in securities issued by, or within, a single state.

         Under normal market conditions, the Fund's portfolio securities will consist of New York municipal securities. In addition, the Fund may make temporary taxable investments as described below, and may hold cash. Generally, the Fund may purchase only securities which are rated, or issued by an issuer rated, within the two highest quality ratings of two or more of the following rating agencies: Moody's Investors Service, Inc. ("Moody's") (Aaa and Aa, MIG-1 and

MIG-2, and P1 and P2), Standard & Poor's Corporation ("S&P") (AAA and AA, SP1+ and SP1, A1+ and A1 and A2) and Fitch Investors Service, Inc. ("Fitch") (AAA and AA, F1+, F1 and F2). The Fund may invest its assets in these securities to the extent permitted by Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund may invest up to 20% of its assets in securities subject to the alternative minimum tax ("AMT bonds"). The Fund's distributions from interest on AMT bonds may be taxable depending upon an investor's particular situation. Where only one rating agency has rated a security (or its issuer), the Fund may purchase that security as long as the rating falls within the categories described above. Where a security (or its issuer) is unrated, the Fund may purchase that security if, in the judgment of the Adviser, it is comparable in quality to securities described above. All of the securities in which the Fund may invest are dollar-denominated and must meet credit standards applied by the Adviser pursuant to procedures established by the Trustees. Should an issue of municipal securities cease to be rated or if its rating is reduced below the minimum required for purchase by a money market fund, the Adviser will dispose of any such security unless the Trustees of the Fund determine that such disposal would not be in the best interests of the Fund.

         Subsequent to its purchase by the Fund, an issue of municipal obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. The Adviser will dispose of such security unless the Board of Trustees of the Trust determines that such disposal would not be in the best interest of the Fund. To the extent that the ratings accorded by Moody's, S&P or Fitch for municipal obligations may change as a result of changes in these rating systems, the Adviser will attempt to use comparable ratings as standards for its investment in municipal obligations in accordance with the investment policies contained herein.

         From time to time on a temporary basis or for temporary defensive purposes, the Fund may, subject to its investment restrictions, hold cash and invest in taxable investments which mature in 397 calendar days or less at the time of purchase, consisting of (1) other obligations issued by or on behalf of municipal or corporate issuers; (2) U.S. Treasury notes, bills and bonds; (3) obligations of agencies and instrumentalities of the U.S. Government; (4) money market instruments, such as domestic bank certificates of deposit, finance company and corporate commercial paper, and bankers' acceptances; and (5) repurchase agreements (see below) with respect to any of the obligations which the Fund is permitted to purchase. The Fund will not invest in instruments issued by banks or savings and loan associations unless at the time of investment such issuers have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Commercial paper investments will be limited to commercial paper rated A-1 by S&P, Prime 1 by Moody's or F-1 by Fitch. The Fund may hold cash or invest in temporary taxable investments due, for example, to market conditions or pending investment of proceeds of subscriptions for shares of the Fund or proceeds from the sale of portfolio securities or in anticipation of redemptions. However, the Adviser expects to invest such proceeds in municipal obligations as soon as practicable. Interest income from temporary investments may be taxable to shareholders as ordinary income. It is impossible to accurately predict how long such alternative strategies may be utilized.

Amortized Cost Valuation of Portfolio Securities. Pursuant to Rule 2a-7 of the Securities and Exchange Commission (the "SEC"), Scudder New York Tax Free Money Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method, which is used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         Consistent with the provisions of the Rule, the Fund maintains a dollar weighted average portfolio maturity of 90 days or less, purchases only instruments having remaining maturities of 397 calendar days or less, and invests only in securities determined by the Trustees to be of high quality with minimal credit risks, or as directed by the Trustees.

         The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (i.e., determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review may be obtained from an independent pricing service approved by the Trustees.

         The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Trustees. If such deviation exceeds l/2 of l%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00 the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield of the Fund.

Securities Backed by Guarantees. Scudder New York Tax Free Money Fund invests in securities backed by guarantees from banks, insurance companies and other financial institutions. The Fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its share price.

General Investment Objective and Policies of Scudder New York Tax Free Fund

         The investment objective of the Fund is to provide income that is exempt from New York State and New York City personal income taxes and regular federal income tax when distributed to New York residents through the professional and efficient management of a portfolio consisting principally of New York municipal securities. In pursuit of its objective, the Fund will invest principally in New York municipal securities that are rated Aa or A by Moody's or AA or A by S&P or by Fitch, or are of equivalent quality as determined by the Adviser. There can be no assurance that the objective of the Fund will be met or that all income to shareholders which is exempt from regular federal income taxes will be exempt from state or city taxes, or from the federal alternative minimum tax.

         Scudder New York Tax Free Fund's portfolio consists primarily of obligations issued by municipalities located in New York State and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam) whose interest payments, if distributed to New York residents, would be exempt, in the opinion of bond counsel rendered on the date of issuance, from New York State and New York City as well as regular federal income taxes. The Fund may also invest in taxable obligations for temporary or defensive purposes. It is impossible to accurately predict how long such alternative strategies will be utilized.

Scudder New York Tax Free Fund's Investments. Normally, at least 75% of the intermediate- and long-term securities purchased by the Fund will be investment-grade municipal securities which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or Fitch, or unrated securities judged by the Adviser to be of equivalent quality, or securities issued or guaranteed by the U.S. Government. The Fund may also invest up to 25% of its total assets in fixed-income securities rated below investment-grade, that is, rated below Baa by Moody's or below BBB by S&P or Fitch, or in unrated securities of equivalent quality as determined by the Adviser. The Fund may not invest in fixed-income securities rated below B by Moody's, S&P or Fitch, or their equivalent. The Fund expects to invest principally in securities rated A or better by Moody's, S&P or Fitch or unrated securities judged by the Adviser to be of equivalent quality at the time of purchase. Securities in these three rating categories are judged by the Adviser to have an adequate if not strong capacity to repay principal and pay interest.

         During the fiscal year ended March 31, 1998, based upon the dollar-weighted average ratings of the Fund portfolio holdings at the end of each month during that period, the Fund had the following percentage of its net assets invested in debt securities rated below investment-grade (or if unrated, considered by the Adviser to be equivalent to rated securities) in the category indicated: 1.94% unrated.

High quality bonds, those within the two highest of the quality rating categories, characteristically have a strong capacity to pay interest and repay principal. Medium-grade bonds, those within the next two such categories, are defined as having adequate capacity to pay interest and repay principal. In
addition,   certain  medium-grade  bonds  are
considered to have speculative characteristics. While some lower-grade bonds (so-called "junk bonds") have produced higher yields in the past than investment-grade bonds, they are considered to be predominantly speculative and, therefore, carry greater risk.

         The Fund's investments must also meet credit standards applied by the Adviser. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

         The Fund's portfolio consists primarily of obligations issued by municipalities located in New York state and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam). It is the opinion of bond counsel, rendered on the date of issuance, that income from these obligations is exempt from regular federal, as well as New York state and New York City personal income tax ("New York municipal securities"). The Fund may invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. These securities include general obligation and revenue bonds and notes of issuers located in New York and of other qualifying issuers. The Fund may invest in municipal notes, which are generally used to provide short-term capital needs, and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. General obligation bonds and notes are secured by the issuer's pledge of its full faith, credit and taxing power for payment of principal and interest. Revenue bonds and notes are generally paid from the revenues of a particular facility or a specific excise tax or other revenue source.

         Under normal market conditions, the Fund expects to invest principally in New York municipal securities with long-term maturities (i.e., more than 10 years). The Fund has the flexibility, however, to invest in New York municipal securities with short- and medium-term maturities as well.

         The Fund may also invest up to 20% of its total assets in AMT bonds. Fund distributions from interest on certain municipal securities subject to the alternative minimum tax such as private activity bonds, will be a preference item for purposes of calculating individual and corporate alternative minimum taxes, depending upon investors' particular situations. In addition, state and local taxes may apply, depending upon state and local tax laws.

         Ordinarily, the Fund expects that 100% of its portfolio securities will be New York municipal securities. The Fund may also, for temporary defensive purposes, hold cash or invest its assets in short-term taxable securities. It is impossible to accurately predict how long such alternative strategies may be utilized.

         The Fund may invest in stand-by commitments, third party puts, when-issued securities, and enter into repurchase agreements and reverse repurchase agreements, which may involve certain expenses and risks, including credit risks. The Fund may also invest in variable rate demand instruments. These securities and techniques are not expected to comprise a major portion of the Fund's investments. The Fund may also utilize various other strategic transactions. See "Additional information about policies and investments" for more information about these investment techniques.

         A portion of the Fund's income may be subject to federal, state and local income taxes.

         When, in the opinion of the Adviser, defensive considerations or an unusual disparity between the after-tax income on taxable investments and comparable municipal obligations make it advisable to do so, up to 20% of the Fund's net assets may be held in cash or invested in short-term taxable investments such as (1) U.S. Treasury notes, bills and bonds; (2) obligations of agencies and instrumentalities of the U.S. Government; and (3) money market instruments, such as domestic bank certificates of deposit, finance company and corporate commercial paper, and banker's acceptances. Notwithstanding the foregoing, the Fund may invest more than 20% of its net assets in securities the income from which may be subject to regular federal tax and New York State and City personal income taxes during periods which, in the opinion of the Adviser, require a defensive position for the protection of shareholders. Investors should be aware that shares of the Fund do not represent a complete investment program.

         Junk bonds involve greater price volatility and higher degrees of speculation with respect to the payment of principal and interest than higher-quality fixed-income securities. In addition, the trading market for these securities is generally less liquid than for higher-rated securities and the Fund may have difficulty disposing of these securities at the time they wish to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing their portfolios and calculating their net asset values.

         Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for high yield municipal securities is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such a period, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer.

         It is expected that a significant portion of the junk bonds acquired by the Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

         Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

General Investment Objective and Policies of Scudder Ohio Tax Free Fund

         The Fund seeks to provide Ohio taxpayers with income exempt from Ohio personal income tax and regular federal income tax through a professionally managed portfolio consisting primarily of investment-grade municipal securities. In pursuit of its objective, the Fund expects to invest principally in Ohio municipal securities that are rated A or better by Moody's, S&P or Fitch. There can be no assurance that the objective of the Fund will be achieved or that all income to shareholders which is exempt from regular federal income taxes will be exempt from state income or local taxes or that income exempt from regular federal income tax will be exempt from the federal alternative minimum tax.

         The Fund's portfolio consists primarily of obligations issued by municipalities located in the State of Ohio and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam) whose interest payments, if distributed to Ohio residents, would be exempt, in the opinion of bond counsel rendered on the date of issuance thereof, from Ohio personal income tax as well as regular federal income tax. Because the Fund is intended for investors subject to Ohio and federal income taxes, it may not be appropriate for all investors and is not available in all states. As described below in the "Scudder Ohio Tax Free Fund's Investments," the Fund may also invest in taxable obligations.

Scudder Ohio Tax Free Fund's Investments. As a matter of fundamental policy, which cannot be changed without the approval of a majority of the Fund's outstanding voting securities (as defined below under "Investment Restrictions"), at least 80% of the net assets of the Fund will be invested in municipal obligations the income from which is exempt from regular federal and Ohio personal income taxes ("Ohio municipal securities") except that the Fund may temporarily invest more than 20% of its net assets in securities the income from which may be subject to regular federal and Ohio personal income taxes during periods which, in the opinion of the Adviser, require a temporary defensive position for the protection of the shareholders. It is impossible to accurately predict how long such alternative strategies will be utilized.

         Normally, at least 75% of the intermediate- and long-term securities purchased by the Fund will be investment-grade municipal securities which are those rated Aaa, Aa, A, or Baa by Moody's or AAA, AA, A, or BBB by S&P or Fitch, or unrated securities judged by the Adviser to be of equivalent quality, or securities issued or guaranteed by the U.S. Government. The Fund may also invest up to 25% of its total assets in fixed-income securities rated below investment-grade, that is, rated below Baa by Moody's or below BBB by S&P or Fitch, or in unrated securities of equivalent quality as determined by the Adviser. The Fund may not invest in fixed-income securities rated below B by Moody's, S&P or Fitch, or their equivalent.

         The Fund expects to invest principally in securities rated A or better by Moody's, S&P or Fitch or unrated securities judged by the Adviser to be of equivalent quality at the time of purchase. Securities in these three rating categories are judged by the Adviser to have an adequate if not strong capacity to repay principal and pay interest.

         During the fiscal year ended March 31, 1998, based upon the dollar-weighted average ratings of the Fund's portfolio holdings at the end of each month during that period, the Fund had the following percentage of its net assets invested in debt securities rated below investment-grade (or if unrated, considered by the Adviser to be equivalent to rated securities) in the category indicated: 1.22% BBB-.

High quality bonds, those within the two highest of the quality rating categories, characteristically have a strong capacity to pay interest and repay principal. Medium-grade bonds, those within the next two such categories, are defined as having adequate capacity to pay interest and repay principal. In addition, certain medium-grade bonds are considered to have speculative characteristics. While some lower-grade bonds (so-called "junk bonds") have produced higher yields in the past than investment-grade bonds, they are considered to be predominantly speculative and, therefore, carry greater risk.

         The Fund's investments must also meet credit standards applied by the Adviser. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

         The Fund invests in municipal securities of issuers located in Ohio and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and
Guam). It is the opinion of bond counsel, rendered on the date of issuance, that interest on these obligations is exempt from both Ohio personal income tax and regular federal income tax ("Ohio municipal securities"). These securities include municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which may be issued to finance projects owned or used by either private or public entities and which include bonds issued to finance industrial enterprises and pollution control facilities. The Fund may invest in other municipal securities such as variable rate demand instruments. The Fund may also invest in municipal notes of issuers located in Ohio and other qualifying issuers. They are generally used to provide capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes and bond anticipation notes. For federal income tax purposes, the income earned from municipal securities may be entirely tax-free, taxable or subject to only the alternative minimum tax.

         Under normal market conditions, the Fund expects to invest principally in Ohio municipal securities with long-term maturities (i.e., more than 10 years). The Fund has the flexibility, however, to invest in Ohio municipal securities with short- and medium-term maturities as well.

         When, in the opinion of the Adviser, defensive considerations or an unusual disparity between the after-tax income on taxable investments and comparable Ohio municipal securities make it advisable to do so, up to 20% of the Fund's net assets may be held in cash or invested in short-term taxable investments such as (1) U.S. Treasury notes, bills and bonds; (2) obligations of agencies and instrumentalities of the U.S. Government; and (3) money market instruments, such as domestic bank certificates of deposit, finance company and corporate commercial paper, and banker's acceptances. The Fund may also invest in when-issued or forward delivery securities and enter into repurchase agreements, reverse repurchase agreements, and strategic transactions (as defined below). Investors should be aware that shares of the Fund do not represent a complete investment program.

General Investment Objective and Policies of Scudder Pennsylvania Tax Free Fund

         The Fund seeks to provide Pennsylvania taxpayers with income exempt from Pennsylvania personal income tax and regular federal income tax through a portfolio consisting primarily of investment-grade municipal securities.

In pursuit of its objective, the Fund expects to invest principally in Pennsylvania municipal securities that are rated A or better by Moody's, S&P or Fitch. There can be no assurance that the objective of the Fund will be achieved or that all income to shareholders which is exempt from regular federal income taxes will be exempt from state income or local taxes or that income exempt from regular federal income tax will be exempt from the federal alternative minimum tax.

         The Fund's portfolio consists primarily of obligations issued by municipalities located in the Commonwealth of Pennsylvania and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam) whose interest payments, if distributed to Pennsylvania residents, would be exempt, in the opinion of bond counsel rendered on the date of issuance, from Pennsylvania personal income tax as well as regular federal income tax. Because the Fund is intended for investors subject to Pennsylvania and federal income taxes, it may not be appropriate for all investors and is not available in all states. As described below in "Scudder Pennsylvania Tax Free Fund's Investments," the Fund may also invest in taxable obligations.

Scudder Pennsylvania Tax Free Fund's Investments. As a matter of fundamental policy, which cannot be changed without the approval of a majority of the Fund's outstanding voting securities (as defined below under "Investment Restrictions"), at least 80% of the net assets of the Fund will be invested in municipal obligations the income from which is exempt from regular federal and Pennsylvania state income taxes ("Pennsylvania municipal securities") except that the Fund may temporarily invest more than 20% of its net assets in securities the income from which may be subject to federal and Pennsylvania state income taxes during periods which, in the opinion of the Adviser, require a temporary defensive position for the protection of shareholders. It is impossible to accurately predict how long such alternative strategies will be utilized.

         Normally, at least 75% of the intermediate- and long-term securities purchased by the Fund will be investment-grade municipal securities which are those rated Aaa, Aa, A, or Baa by Moody's or AAA, AA, A, or BBB by S&P or Fitch, or unrated securities judged by the Adviser to be of equivalent quality, or securities issued or guaranteed by the U.S. Government. The Fund may also invest up to 25% of its total assets in fixed-income securities rated below investment-grade, that is, rated below Baa by Moody's or below BBB by S&P or Fitch, or in unrated securities of equivalent quality as determined by the Adviser. The Fund may not invest in fixed-income securities rated below B by Moody's, S&P or Fitch, or their equivalent. During the fiscal year ended March 31, 1998, based upon the dollar-weighted average ratings of the Fund's portfolio holdings at the end of each month during that period, the Fund had the following percentage of its net assets invested in debt securities rated below investment-grade (or if unrated, considered by the Adviser to be equivalent to rated securities) in the category indicated: 1.27% unrated.

         The Fund expects to invest principally in securities rated A or better by Moody's, S&P or Fitch or unrated securities judged by the Adviser, to be of equivalent quality at the time of purchase. Securities in these three rating categories are judged by the Adviser to have an adequate if not strong capacity to repay principal and pay interest.

High quality bonds, those within the two highest of the quality rating categories, characteristically have a strong capacity to pay interest and repay principal. Medium-grade bonds, those within the next two such categories, are defined as having adequate capacity to pay interest and repay principal. In addition, certain medium-grade bonds are considered to have speculative characteristics. While some lower-grade bonds (so-called "junk bonds"), have produced higher yields in the past than investment-grade bonds, they are considered to be predominantly speculative and, therefore, carry greater risk.

         The Fund's investments must also meet credit standards applied by the Adviser. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

         The Fund invests in municipal securities of issuers located in Pennsylvania and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam). It is the opinion of bond counsel, rendered on the date of issuance, that income from these obligations is exempt from both Pennsylvania personal income tax and regular federal income tax ("Pennsylvania municipal securities"). These securities include municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which may be issued to finance projects owned or used by either private or public entities and which include bonds issued to finance industrial enterprises and pollution control facilities. The Fund may invest in other municipal securities such as variable rate demand instruments. The Fund may also invest in municipal notes of issuers located in Pennsylvania and other qualifying issuers. They are generally used to provide short-term capital needs and have maturities of one year or less.

         Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. For federal income tax purposes, the income earned from municipal securities may be entirely tax-free, taxable or subject to only the alternative minimum tax.

         Under normal market conditions, the Fund expects to invest principally in Pennsylvania municipal securities with long-term maturities (i.e., more than 10 years). The Fund has the flexibility, however, to invest in Pennsylvania municipal securities with short- and medium-term maturities as well.

         When, in the opinion of the Adviser, defensive considerations or an unusual disparity between the after-tax income on taxable investments and comparable Pennsylvania municipal securities make it advisable to do so, up to 20% of the Fund's net assets may be held in cash or invested in short-term taxable investments such as (1) U.S. Treasury notes, bills and bonds; (2) obligations of agencies and instrumentalities of the U.S. Government; and (3) money market instruments, such as domestic bank certificates of deposit, finance company and corporate commercial paper, and banker's acceptances. The Fund may also invest in when-issued or forward delivery securities and enter into repurchase agreements and reverse repurchase agreements. Investors should be aware that shares of the Fund do not represent a complete investment program.

Master/Feeder Structure

         The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

         A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Strategic Transactions and Derivatives. Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund may each, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements), to manage the effective maturity or duration of each Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivatives contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for each Fund's portfolio resulting from securities markets fluctuations, to protect each Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of each Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of each Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic

Transaction is a function of numerous variables including market conditions. The ability of Scudder New York Tax Free Fund and Scudder Ohio Tax Free Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not to create leveraged exposure in a Fund.

         Strategic Transactions, including derivatives contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of each Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of each Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, each Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Scudder New York Tax Free Fund and Scudder Ohio Tax Free Fund are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         Scudder New York Tax Free Fund's, Scudder Ohio Tax Free Fund's and Scudder Pennsylvania Tax Free Fund's ability to close out their positions as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 10% of its assets in illiquid securities.

         If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund may each purchase and sell call options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by each Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though each Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

         Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of that Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that each Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund may each enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         Each Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund also may each purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Combined Transactions. Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund may each enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund will each usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, each Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund may each make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash or liquid assets equal to the exercise price.

         OTC options entered into by Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, and a Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, each Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, each Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. (See "TAXES.")

Management Strategies for Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund

         In pursuit of its investment objectives, each Fund purchases securities that it believes are attractive and competitive values in terms of quality, yield, and the relationship of current price to maturity value. However, recognizing the dynamics of municipal obligation prices in response to changes in general economic conditions, fiscal and monetary policies, interest rate levels and market forces such as supply and demand for various issues, the Adviser, subject to the Trustees' supervision, performs credit analysis and manages each Fund's portfolio continuously, attempting to take advantage of opportunities to improve total return, which is a combination of income and principal performance over the long term. The primary strategies employed in the management of each Fund's portfolio are:

Emphasis on Credit Analysis. Each Fund's portfolio will be invested in municipal obligations rated within, or judged by the Adviser to be of a quality comparable to, the six highest quality rating categories of Moody's, S&P or Fitch. The ratings assigned by Moody's, S&P and Fitch represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and are not absolute standards of quality. Furthermore, even within this segment of the municipal bond market, relative credit standing and market perceptions thereof may shift. Therefore, the Adviser believes that it should review continuously the quality of municipal obligations.

         The Adviser has over many years developed an experienced staff to assign its own quality ratings which are considered in making value judgments and in arriving at purchase or sale decisions. Through the discipline of this procedure the Adviser attempts to discern variations in credit rankings of the published services and to anticipate changes in credit ranking.

Variations of Maturity. In an attempt to capitalize on the differences in total return from municipal obligations of differing maturities, maturities may be varied according to the structure and level of interest rates, and the Adviser's expectations of changes therein. To the extent that the Fund invests in short-term maturities, capital volatility will be reduced.

Emphasis on Relative Valuation. The interest rate (and hence price) relationships between different categories of municipal obligations of the same or generally similar maturity tend to change constantly in reaction to broad swings in interest rates and factors affecting relative supply and demand. These disparities in yield relationships may afford opportunities to implement a flexible policy of trading each Fund's holdings in order to invest in more attractive market sectors or specific issues.

Market Trading Opportunities. In pursuit of the above each Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than three months) if the Adviser believes that such transactions, net of costs, would further the attainment of the Fund's objective. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that each Fund will be able to take advantage of them. Each Fund will limit its voluntary short-term trading to the extent such limitation is necessary for it to qualify as a "regulated investment company" under the Code.

Indexed Securities. Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund may each invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Income Level and Credit Risk. Yield on municipal obligations depends on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. Because a Fund holds primarily investment-grade municipal obligations, the income earned on shares of a Fund will tend to be less than it might be on a portfolio emphasizing lower quality securities; investment-grade securities, however, may include securities with some speculative characteristics. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy laws, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. A Fund may invest in municipal securities rated B by S&P, Fitch or Moody's although it intends to invest principally in securities rated in higher grades. Although the Fund's quality standards are designed to minimize the credit risk of investing in the Fund, that risk cannot be entirely eliminated. Shares of the Fund are not insured by any agency of New York, Ohio or Pennsylvania or of the U.S. Government.

Special Considerations

Investing in New York

         Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

         State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

         The forecast of the State's economy shows continued expansion during the 1998 calendar year, with employment growth gradually slowing as the year progresses. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing and government sectors will post only small, if any, declines. On an average annual basis, the employment growth rate in the State is expected to be higher than in 1997 and the unemployment rate is expected to drop further to 6.1 percent. Personal income is expected to record moderate gains in 1998. Wage growth in 1998 is expected to be slower than in the previous year as the recent robust growth in bonus payments moderates.

         There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

         State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

         Sustained  growth in the State's  economy  could  contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1990-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

         Other actions taken in the 1997-98 adopted budget add further pressure to future budget balance in the State. For example, the fiscal effects of tax reductions adopted in the 1997-98 budget are projected to grow more substantially beyond the 1998-99 fiscal year, with incremental costs averaging in excess of $1.3 billion annually over the last three years of the tax reduction program. These incremental costs reflect the phase-in of State-funded school property tax and local income tax relief, the phase-out of the assessments on medical providers, and reductions in estate and gift levies, utility gross receipts taxes, and the State sales tax on clothing. The full annual cost of the enacted tax reduction package is estimated at approximately $4.8 billion when fully effective in State fiscal year 2001-02. In addition, the 1997-98 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-02. These spending commitments are subject to annual appropriation.

         On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

         The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).

         General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.

         The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under the School Tax Relief Program ("STAR"), expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

         The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF"), and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resource to help finance any extraordinary litigation costs during the fiscal year.

         The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

         The Division of the Budget ("DOB") estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

         Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the financial plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Actual results, however, could differ materially and adversely from the projections set forth in a financial plan, and those projections may be changed materially and adversely from time to time.

         In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the Division of Budget believes it could take similar actions should variances occur in its projections for the current fiscal year.

         Recent Financial Results. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

         The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

         The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund, the Contingency Reserve Fund and the Community Projects Fund. The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit on March 31, 1998.

         General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent.

         Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

         The State may undertake  short-term  borrowings  without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

         The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

         In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

         On January 13, 1992, Standard & Poor's Ratings Services ("Standard & Poor's") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, Standard & Poor's affirmed its A rating on the State's outstanding bonds.

         On January 6, 1992, Moody's Investors Service, Inc. ("Moody's") reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On July 6, 1998, Moody's assigned an A2 rating with a stable outlook to the State's general obligations.

         The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1998-99 fiscal year. Information on the State's five-year Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years, updated to reflect actions taken in the 1998-99 State budget, will be released on or before July 30, 1998. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

         The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.

         Borrowings  by  public  authorities   pursuant  to  lease-purchase  and
contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99.

         The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

         New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

         Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (5) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (6) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (7) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (8) a challenge to the constitutionality of Clean Water/Clean Air Bond Act; and (9) a challenge to the Governor's application of his constitutional line item veto authority.

         Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's
1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

         The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.

         Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

         Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

         Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

         In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, Standard & Poor's suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from Standard & Poor's.

         On July 2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, Standard & Poor's assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications.

         Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's again assigned on A3 rating to the City's general obligations and stated that its outlook was stable.

         New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.

         Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

         On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with

GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-987 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

         The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

         In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

         The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

         Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

         The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

         Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

         The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

         The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

         Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

         Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

         Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

         The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

         From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

         Year 2000 Compliance. The State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19". Such programs will thus interpret the year 2000 as the year 1900 absent reprogramming. Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly process data.

         The Office for Technology is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.

Investing in Ohio

         Scudder Ohio Tax Free Fund, except to the extent investments are in temporary investments, will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

         Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

         There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

         Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1996 is 11,173,000.

         State Economy. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

         In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last seven years the State rates were below the national rates (4.6% versus 4.9% in 1996). The unemployment rate and its effects vary among geographic areas of the State.

         There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

         State Budget. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

         The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund ("BSF," a cash and budgeting management fund) to the GRF in FY 1992.

         Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

         A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

         None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

         The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant
GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

         Financial Results. From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million went to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, $34 million to the BSF (which has a May 9, 1998 balance of $862.7 million), and the $263 million balance to a State income tax reduction fund.

         The GRF appropriations act for the 1997-98 biennium was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. Subsequent legislation increased the fiscal year 1999 GRF appropriation level for elementary and secondary education, with the increase to be funded in part by mandated small percentage reductions in State appropriations for various State agencies and institutions. Expressly exempt from those reductions are all appropriations for debt service, including lease rental payments.

         Debt Limits and Outstanding Debt. The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

         By 14 constitutional amendments approved from 1921 to date (the latest adopted in 1995) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At June 26, 1998, $1.06 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($28.2 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($945.5 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($88.6 million outstanding, with no more than $50 million to be issued in any one year).

         The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

         The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5 billion of which were outstanding at June 26, 1998.

         The State estimates aggregate FY 1998 rental payments under various capital lease and lease purchase agreements (as of June 26, 1998) to be approximately $9.1 million. In recent years, State agencies have also participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of June 26, 1998) to be approximately $30.7 million (of which $27.2 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

         A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

         A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

         State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

         Local Governments. Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 119 districts (as of June 26, 1998) from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order for a year (to March 24, 1998) to permit time for responsive corrective actions. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $41.1 million for 28 districts in FY 1994, $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), and $113.2 million for 12 districts in 1997 (including $90 million to one for restructuring its prior loans).

         Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

         For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 24 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated (one village and two cities are in preliminary "fiscal watch" status). As of June 26, 1998, the 1996 school district "fiscal emergency" provision was applied to six districts, and 10 were on preliminary "fiscal watch" status.

         At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

Investing in Pennsylvania

         Scudder Pennsylvania Tax Free Fund concentrates its investments in the securities of issuers located in the Commonwealth of Pennsylvania. Therefore, there are risks associated with the Fund that would not be present if its portfolio were diversified nationally. These risks include possible tax changes, and economic conditions and differing levels of supply and demand for long-term municipal obligations particular to the Commonwealth of Pennsylvania.

         As of June 30, 1998, outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by S&P and A1 by Moody's.

         The portfolio of the Fund may contain different issues of long-term debt obligations issued by or on behalf of the Commonwealth of Pennsylvania and counties, municipalities and political subdivisions or public authorities.

         Some of the debt obligations acquired by the Fund may be General Obligation Bonds of the issuer. Others may be Industrial Revenue Bonds or Revenue Bonds of municipal utilities, housing authorities, hospital authorities, parking authorities, school districts or educational institutions which are dependent upon the revenues from the facility.

         Prospective investors should consider the financial difficulties and pressures which the Commonwealth of Pennsylvania and certain of its municipal subdivisions have undergone. Without intending to be complete, the following briefly summarizes some of these difficulties and the current financial situation, as well as some of the complex factors affecting the financial situation in the Commonwealth. It is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Pennsylvania. No independent verification has been made of the following information. Both the Commonwealth and the City of Philadelphia have historically experienced significant revenue shortfalls. There can be no assurance that the Commonwealth will not experience further declines in economic conditions or that portions of the municipal obligations purchased by the Fund will not be affected by such declines.

         State Economy. The Commonwealth of Pennsylvania is one of the most populous states, ranking fifth behind California, New York, Texas and Florida. Pennsylvania is an established yet growing state with a diversified economy. It is the headquarters for 58 major corporations. Pennsylvania has been historically identified as a heavy-industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually while agribusiness and food related industries support $39 billion in economic activity annually.

         Non-manufacturing employment within the Commonwealth has increased steadily from 1980 to its December 1997 level of 82.9 percent of total employment. The growth in employment experienced in Pennsylvania during such periods is comparable to the growth in employment in the Middle Atlantic region of the United States. In 1997, manufacturing employment represented 17.3 percent of all nonagricultural employment in Pennsylvania while the services sector accounted for 31.6 percent and the trade sector accounted for 22.5 percent.

         Pennsylvania's annual average unemployment rate was below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 6.9 percent in 1991 and 7.5 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1 percent in 1993. In 1994 and 1995, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. During 1996, the average unemployment rate in the Commonwealth was 5.3 percent compared to 5.6 percent for the United States. During 1997, the average unemployment rate in the Commonwealth was 5.2 percent compared to 4.9 percent for the United States. For May 1998 the unadjusted unemployment rate was 4.5 percent in the Commonwealth and 4.2 percent in the United States, while the seasonally adjusted unemployment rate for both the Commonwealth and the United States was 4.3 percent.

         State Budget. The Commonwealth operates under an annual budget which is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and
(iii) a financial plan for not less than the succeeding five fiscal years, which includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

         All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery
Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

         Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities. In the Commonwealth, over 120 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of monies received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

         Financial information for the principal operating funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of insuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

         Financial Condition and Results of Operations. The fiscal years 1992 through 1997 were years of recovery for Pennsylvania from the recession in 1990 and 1991. The recovery fiscal years were characterized by modest economic growth and low inflation rates in the Commonwealth. These economic conditions, combined with several years of tax reductions following the various tax rate increases and tax base expansions enacted in fiscal 1991 for the General Fund, produced modest increases in Pennsylvania's tax revenues during the period. Tax revenues from fiscal 1993 through fiscal 1997 rose at an annual average rate of 4.1 percent. Total revenues and other income sources increased during this period by an average annual rate of 4.7 percent. Expenditures and other uses during the fiscal 1993 through fiscal 1997 period rose at 4.9 percent annual rate, led by annual average increases of 13.8 percent for protection of persons and property program costs and 5.7 percent for public health and welfare program costs. At the close of fiscal 1997, the fund balance for the governmental fund types totaled $1,364.9 million, an increase of $729.7 million over fiscal 1996. The fiscal year-end unreserved-undesignated balance of $187.3 million is the largest balance recorded since fiscal 1987.

         Financial Results for Recent Fiscal Years (GAAP Basis). The five-year period from fiscal 1993 through fiscal 1997 recorded a 4.6 percent average annual increase in revenues and other sources, led by an average annual increase of 8.5 percent for intergovernmental revenues. The increase for intergovernmental revenues in fiscal 1996 is partly due to an accounting change. Tax revenues during the five-year period increased an average of 2.5 percent as modest economic growth, low inflation rates and several tax rate reductions and other tax reduction measures constrained the growth of tax revenues. The tax reduction measures followed a $2.7 billion tax increase measure adopted for the 1992 fiscal year.

         Expenditures and other uses during the fiscal 1993 through fiscal 1997 period rose at an average annual rate of 4.9 percent led by increases of 13.8 percent for protection of persons and property program costs. The costs of a prison expansion program and other correctional program expenses are responsible for the large percentage increase. Efforts to control costs for various social welfare programs and the presence of favorable economic conditions have led to a modest 5.7 percent increase for public health and welfare costs for the five year period.

         The fund balance at June 30, 1997 totaled $1,364.9 million, a $729.7 million increase from fiscal 1996 and a $1,277.4 million increase from a balance of $87.5 million at June 30, 1992.

         Fiscal 1994 Financial Results (Budgeting Basis). Commonwealth revenues during the 1994 fiscal year totaled $15,210.7 million, $38.6 million above the fiscal year estimate, and 3.9 percent over commonwealth revenues during the 1993 fiscal year. The sales tax was an important contributor to the higher than estimated revenues. The strength of collections from the sales tax offset the lower than budgeted performance of the personal income tax that ended the 1994 fiscal year $74.4 million below estimate. The shortfall in the personal income tax was largely due to shortfalls in income not subject to withholding such as interest, dividends and other income. Expenditures, excluding pooled financing expenditures and net of all fiscal 1994 appropriation lapses, totaled $14,934.4 million representing a 7.2 percent increase over fiscal 1993 expenditures. Medical assistance and prisons spending contributed to the rate of spending growth for the 1994 fiscal year. The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million.

         Fiscal 1995 Financial Results (Budgetary Basis). Commonwealth revenues for the 1995 fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal 1995 closing unappropriated surplus was $540.0 million, an increase of $204.2 million over the fiscal 1994 closing unappropriated surplus prior to transfers.

         Commonwealth  revenues during the 1995 fiscal year were $459.4 million,
2.9 percent, above the estimate of revenues used at the time the 1995 fiscal year budget was enacted. Corporation taxes contributed $329.4 million of the additional receipts largely due to higher receipts from the corporate net income tax. Fiscal 1995 revenues from the corporate net income tax were 22.6 percent over collections in fiscal 1994 and include the effects of the reduction of the tax rate from 12.25 percent to 11.99 percent that became effective with tax years beginning on and after January 1, 1994. The sales and use tax and miscellaneous revenues also showed strong year-over-year growth that produced above-estimate revenue collections. Sales and use tax revenues were $5,526.9 million, $128.8 million above the enacted budget estimate and 7.9 percent over fiscal 1994 collections. Tax receipts from both motor vehicle and non-motor vehicle sales contributed to the higher collections. Miscellaneous revenue collections for fiscal 1995 were $183.5 million, $44.9 million above estimate and were largely due to additional investment earnings, escheat revenues and other miscellaneous revenues.

         Fiscal 1996 Financial Results (Budgetary Basis). Commonwealth revenues (prior to tax refunds) for the 1996 fiscal year increased by $113.9 million over the prior fiscal year to $16,338.5 million representing a growth rate of 0.7 percent. Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. The Commonwealth has estimated that tax changes enacted for the 1996 fiscal year reduced Commonwealth revenues by $283.4 million representing 1.7 percentage points of fiscal 1996 growth in Commonwealth revenues. The most significant tax changes enacted for the 1996 fiscal year were (i) the reduction of the corporate net income tax rate to 9.99 percent; (ii) double weighing of the sales factor of the corporate net income apportionment calculation; (iii) an increase in the maximum annual allowance for a net operating loss deduction from $0.5 million to $ 1.0 million;
(iv) an increase in the basic exemption amount for the capital stock and franchise tax; (v) the repeal of the tax on annuities; and (vi) the elimination of inheritance tax on transfers of certain property to surviving spouses.

         Among the major sources of Commonwealth revenues for the 1996 fiscal year, corporate tax receipts declined $338.4 million from receipts in the prior fiscal year, largely due to the various tax changes enacted for these taxes. Corporate tax changes were enacted to reduce the cost of doing business in Pennsylvania for the purpose of encouraging business to remain in Pennsylvania and to expand employment opportunities within the state. Sales and use tax receipts for the fiscal year increased $155.5 million, or 2.8 percent, over receipts during fiscal 1995. All of the increase was produced by the non-motor vehicle portion of the tax as receipts from the sale of motor vehicles declined slightly for fiscal 1996. Personal income tax receipts for the fiscal year increased $291.1 million, or 5.7 percent, over receipts during fiscal 1995. Personal income tax receipts were aided by a 10.2 percent increase in non-withholding tax payments which generally are comprised of quarterly estimated and annual final return tax payments. Non-tax receipts for the fiscal year increased $23.7 million for the fiscal year. Included in that increase was $67 million in net receipts from a tax amnesty program that was available for a portion of the 1996 fiscal year. Some portion of the tax amnesty receipts represent normal collections of delinquent taxes. The tax amnesty program is not expected to be repeated.

         The unappropriated surplus (prior to transfers to Tax Stabilization Reserve Fund) at the close of the fiscal year for the General Fund was $183.8 million, $65.5 million above estimate. Transfers to the Tax Stabilization Reserve Fund from fiscal 1996 operations will be $27.6 million. This amount represents the fifteen percent of the fiscal year ending unappropriated surplus transfer provided under current law. With the addition of this transfer and anticipated interest earnings, the Tax Stabilization Reserve Fund balance will be $211 million.

         Fiscal 1997 Financial Results. The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million. Higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. The unappropriated balance rose from an adjusted amount of $158.5 million at the beginning of fiscal 1997, to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve Fund) at the close of the fiscal year. Transfers to the Tax Stabilization Reserve Fund for fiscal 1997 operations are expected to be $88.7 million, which represents the normal fifteen percent of the ending unappropriated balance, plus an additional $100 million authorized by the General Assembly when it enacted the fiscal 1998 budget.

         Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17,320.6 million, $576.1 (3.4 percent) above the estimate made at the time the budget was enacted. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1 percent over tax revenues in fiscal 1996. This rate of increase was not adjusted for legislated tax reductions that affected receipts during both of those fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1997. Receipts from the personal income tax produced the largest single component of higher revenues for the fiscal year. Personal income collections were $236.3 million over estimate representing a 6.9 percent increase. Collections of corporate taxes, led by the capital stock and franchise and the gross receipts taxes, also exceeded their estimates for the fiscal year. Non-tax revenues were $19.8 million (5.8 percent) over estimate mostly due to higher than anticipated interest earnings.

         Fiscal 1998 Budget. The budget for fiscal 1998 was enacted in May 1997. Commonwealth revenues for the fiscal year at that time were estimated to be $17,435.4 million before reserves for tax refunds. That estimate represented an increase over estimated fiscal 1997 Commonwealth revenues of 1.0 percent. Although fiscal 1997 revenues exceeded the fiscal 1998 budget revenue estimate, the adopted fiscal 1998 budget revenue estimate remains unchanged and represents a 0.7 percent increase over actual fiscal 1997 revenues. Fiscal 1998 estimates for Commonwealth revenues are based on an economic forecast for national economic growth to slow throughout the fiscal year.

         The rate of anticipated growth of Commonwealth revenues is also affected by the enactment of tax reductions and tax revenue dedications effective for the 1998 fiscal year. Excluding these newly enacted changes, revenues were projected to increase by 2.4 percent during fiscal 1998. Tax reductions enacted for the 1998 fiscal year budget totaled an estimated $170.6 million, including $16.2 million that is reflected in higher projected tax refunds.

         Fiscal 1999 Budget. On April 22, 1998, the Governor signed a $17.96 billion General Fund budget, an increase of 4.7% from the fiscal 1998 budget. Areas receiving the largest budgetary increases are education and workforce development. In addition, approximately $222 million of tax cuts were signed as part of the budget package, reducing taxes on individuals by approximately $100 million. The remainder of the tax cuts primarily affect businesses.

         Debt Limits and Outstanding Debt. The Constitution of Pennsylvania permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance.

         Under the Pennsylvania Fiscal Code, the Auditor General is required annually to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness.

         Local Governments. The City of Philadelphia (the "City" or "Philadelphia") is the largest city in the Commonwealth, with an estimated population of 1,585,577 according to the 1990 Census. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which culminated in serious financial difficulties for the City. In its 1992 Comprehensive Annual Financial Report, Philadelphia reported a cumulative general fund deficit of $71.4 million for fiscal year 1992.

         In June 1991, the Pennsylvania legislature established the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), a five-member board to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. The legislation empowered PICA to issue notes and bonds on behalf of Philadelphia, and also authorized Philadelphia to levy a one-percent sales tax the proceeds of which would be used to pay off the bonds. In return for PICA's fiscal assistance, Philadelphia is required, among other things, to establish five-year financial plans that include balanced annual budgets. Under the legislation, if Philadelphia does not comply with such requirements, PICA may withhold bond revenues and certain state funding. At this time, the City is operating under a five-year fiscal plan approved by PICA on April 30, 1996. As of February 28, 1997, PICA has issued approximately $1,761.7 million of its Special Tax Revenue Bonds. The financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the City's Cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million.

         No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,146.2 million in Special Tax Revenue Bonds outstanding as of June 30, 1996.

         The audited General fund balance of the City as of June 30, 1994, 1995 and 1996 showed a surplus of approximately $15.4 million, $80.5 million and $118.5 million, respectively.

         S&P's rating on Philadelphia's general obligation bonds is "BBB." Moody's rating is currently "Baa."

         Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity effected by Act 152, approved September 28, 1978, as amended. Under the Act, damages for any loss are limited to $250,000 per person and $1 million for each accident.

Investments, Investment Techniques and Considerations Common to the Funds

Income Level and Credit Risk. Because the Funds hold principally investment grade (in the case of New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund) and high quality (in the case of New York Tax Free Money Fund) municipal obligations, the income earned on shares of each Fund will tend to be less than it might be on a portfolio emphasizing lower quality securities. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy laws, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its or their municipal obligations may be materially affected. Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund may each invest in municipal securities rated B by S&P, Fitch or Moody's although it intends to invest principally in securities rated in higher grades. Although each Fund's quality standards are designed to minimize the credit risk of investing in the Fund, that risk cannot be entirely eliminated. Shares of the Funds are not insured by any agency of New York, Ohio, Pennsylvania or of the U.S. Government.

Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax. The two principal classifications of municipal obligations are "notes" and "bonds."

         1. Municipal Notes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: tax anticipation notes; revenue anticipation notes; bond anticipation notes; and construction loan notes.

         Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, such financing provides for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

         2. Municipal Bonds. Municipal bonds which meet longer term capital needs generally have maturities of more than one year when issued and have two principal classifications: "general obligation" bonds and "revenue" bonds.

         Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems, and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest.

The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

         The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

         Industrial development and pollution control bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected. Each Fund may invest more than 25% of its assets in industrial development or other private activity bonds, subject to each Fund's fundamental investment policies, and also subject to each Fund's current intention not to invest in municipal securities whose investment income is taxable or subject to the Fund's 20% limitation on investing in AMT bonds. For the purposes of each Fund's investment limitation
regarding   concentration  of  investments  in  any  one  industry,   industrial
development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

         3. Municipal Lease Obligations and Participation Interests. A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund's original investment.

         Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts.

         Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Adviser to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

         The Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying municipal lease obligation, plus accrued interest. The Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax and Massachusetts state income tax.

         4. Other Municipal  Obligations.  There are, in addition,  a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

         The Funds may purchase variable rate demand instruments that are tax-municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit a Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Funds intend to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to the Funds, or (3) to maintain their respective investment portfolio ratings standards. A bank that issues a repurchase commitment may receive a fee from a Fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

         The variable rate demand instruments that these Funds may purchase are payable on demand on not more than thirty calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Funds will determine the variable rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. The Adviser may determine that an unrated variable rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the Fund. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of a Fund. The Adviser will reevaluate each unrated variable rate demand instrument held by a Fund on a quarterly basis to determine that it continues to meet the Fund's quality criteria.

         The value of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. The Funds may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

         The maturity of the variable rate demand instruments held by the Funds are ordinarily deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

General Considerations. An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933, as amended (the "1933 Act") prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which were not publicly offered initially.

         Obligations purchased for the Funds are subject to the limitations on holdings of securities which are not readily marketable contained in each Fund's investment restrictions. The Adviser determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to each Fund's investments enhance marketability. In addition, Stand-by Commitments and demand obligations also enhance marketability.

         For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

         Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue.

         The Funds expect that each will not invest more than 25% of its total assets in municipal obligations the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. Each Fund may invest more than 25% of its total assets in municipal obligations of one or more of the following types: public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments, which might affect all municipal obligations of a similar type. However, each Fund believes that the most important consideration affecting risk is the quality of municipal obligations.

When-Issued Securities. The Funds may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, a Fund will earn no income; however, it is intended that the Funds will be fully invested to the extent practicable and subject to the policies stated herein. When-issued or forward delivery purchases are negotiated directly with the other party, and are not traded on an exchange. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase securities on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Trust does not believe that either Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. Each Fund will establish a segregated account in which it will maintain cash, U.S. Government securities and other high grade debt obligations equal in value to commitments for when-issued or forward delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. Neither Fund will enter into such transactions for leverage purposes.

Stand-by Commitments. Subject to the receipt of any required regulatory authorization, a Fund may acquire "Stand-by Commitments," which will enable that Fund to improve its portfolio liquidity by making available same-day settlements on portfolio sales (and thus facilitate the payment of same-day payments of redemption proceeds in federal funds). Each Fund may enter into such transactions subject to the limitations in the rules under the 1940 Act. A Stand-by Commitment is a right acquired by a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by Commitments are also known as "puts." Each Fund's investment policies permit the acquisition of Stand-by Commitments solely to facilitate portfolio liquidity. The exercise by a Fund of a Stand-by Commitment is subject to the ability of the other party to fulfill its contractual commitment.

         Stand-by Commitments acquired by a Fund will have the following features: (1) they will be in writing and will be physically held by the Fund's custodian; (2) the Fund's rights to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Adviser's opinion present a minimal risk of default; (4) although Stand-by Commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding the cost, if any, of the Stand-by Commitment) of the municipal obligations which are subject to the commitment (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date. Each Fund expects to refrain from exercising a Stand-by Commitment in the event that the amount receivable upon exercise of the Stand-by Commitment is significantly greater than the then current market value of the underlying municipal obligations determined, as described below under "Net Asset Value," in order to avoid imposing a loss on a seller and thus jeopardizing a Fund's business relationship with that seller.

         Each Fund expects that Stand-by Commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, each Fund will pay for Stand-by Commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments. As a matter of policy, the total amount "paid" by a Fund in either manner for outstanding Stand-by Commitments will not exceed 1/2 of 1% of the value of the total assets of that Fund calculated immediately after any Stand-by Commitment is acquired. If the Fund pays additional consideration for a Stand-by Commitment, the yield on the security to which the Stand-by Commitment relates will, in effect, be lower than if the Fund had not acquired such Stand-by Commitment.

         It is difficult to evaluate the likelihood of use or the potential benefit of a Stand-by Commitment. Therefore, it is expected that the Trustees will determine that Stand-by Commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the Stand-by Commitment is less than the exercise price of the Stand-by Commitment, such security will ordinarily be valued at such exercise price. Where a Fund has paid for a Stand-by Commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

         Management understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as a precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a Stand-By Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. There is no assurance that Stand-by Commitments will be available to a Fund nor has either Fund assumed that such commitments would continue to be available under all market conditions.

Third Party Puts. The Funds may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals (not exceeding 397 calendar days in the case of Scudder New York Tax Free Money Fund) to tender (or "put") its bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal, or interest on, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and, in the case of Scudder New York Tax Free Money Fund, the weighted average maturity of the Fund's portfolio would be adversely affected.

         These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments discussed above. As with any Stand-By Commitments acquired by the Funds, each Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Funds' portfolios in a manner designed to minimize any adverse impact from these investments.

Repurchase Agreements. The Funds may enter into repurchase agreements with any member bank of the Federal Reserve System or any broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Funds may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest quality ratings categories assigned by Moody's, S&P or Fitch.

         A repurchase agreement provides a means for a Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to a Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Fund's custodian or in the Federal Reserve Book Entry System.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for each Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), each Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Reverse Repurchase Agreements. The Funds may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. Each Fund will maintain a segregated account, as described under "When-Issued Securities" in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to each Fund's investment restrictions applicable to that activity. Each Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. The Funds do not intend to invest more than 5% in reverse repurchase agreements.

Trustees' Power to Change Objectives and Policies

         Except as specifically stated to the contrary, the objectives and policies of the Funds stated above may be changed by the Trustees without a vote of the shareholders.

Investment Restrictions

         Unless specified to the contrary, the following restrictions may not be changed by a Fund without the approval of a majority of the outstanding voting securities of that Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of a Fund. Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

         As a matter of fundamental policy, each Fund may not:

         (1)      borrow  money,  except as  permitted  under  the 1940 Act,  as
                  amended,   and  as   interpreted  or  modified  by  regulatory
                  authority having jurisdiction, from time to time;

         (2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

         (6)      purchase  physical   commodities  or  contracts   relating  to
                  physical commodities; or

         (7) make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's objective and policies may be deemed to be loans.

         In addition, as a matter of fundamental policy, Scudder New York Tax Free Fund and Scudder New York Tax Free Money Fund will each:

         (8) have at least 80% of its net assets invested in municipal securities of issuers located in New York and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and
                  Guam) during periods of normal market conditions.

         In addition, as a matter of fundamental policy, Scudder Ohio Tax Free Fund will:

         (9) have at least 80% of its net assets invested in municipal securities of issuers located in Ohio and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and
                  Guam) during periods of normal market conditions.

         In addition, as a matter of fundamental policy, Scudder Pennsylvania Tax Free Fund will:

         (10) have at least 80% of its net assets invested in municipal securities of issuers located in Pennsylvania and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam) during periods of normal market conditions.

         As a matter of non-fundamental policy, each Fund may not:

         (i) borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

         (ii) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments,
                  (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         (iii) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         (iv) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (v) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

         (vi) lend portfolio securities in an amount greater than 5% of its total assets.

                                    PURCHASES

   (See "Purchases" and "Transaction information" in the Funds' prospectuses.)

Additional Information About Opening An Account

         Shareholders of other Scudder funds who have submitted an account application and have a certified taxpayer identification number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, amount to be wired ($1,000 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the taxpayer identification number or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02101, ABA Number 011000028, DDA Account Number 9903-5552. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send the completed and signed application to the Fund promptly.

Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

         If shares of a Fund are purchased by a check which proves to be uncollectible, the Trust reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

         In the case of Scudder New York Tax Free Money Fund, to obtain net asset value determined as of twelve o'clock noon and the same day's dividend, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to Scudder New York Tax Free Money Fund prior to twelve o'clock noon eastern time on that day. If either the federal funds or the account information is received after twelve o'clock noon eastern time but both the funds and the information are made available before the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4 p.m. eastern time), on any business day, shares will be purchased at net asset value determined as of the close of trading on that day but will not receive the dividend; in such cases, dividends commence on the next business day.

         To purchase shares of Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund and obtain the same day's dividend you must have your bank forward federal funds by wire transfer and provide the required account information so as to be available to the Funds prior to twelve o'clock noon eastern time on that day. If you wish to make a purchase of $500,000 or more you should notify the Funds' transfer agent, Scudder Service Corporation (the "Transfer Agent") of such a purchase by calling 1-800-225-5163. If either the federal funds or the account information is received after twelve o'clock noon eastern time, but both the funds and the information are made available before the close of regular trading on the Exchange (normally 4 p.m. eastern time) on any business day, shares will be purchased at net asset value determined on that day but will not receive the dividend; in such cases, dividends commence on the next business day.

         The bank sending an investor's federal funds by bank wire may charge for the service. Presently the Funds pay a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds" but the right to charge investors for this service is reserved.

         Boston banks are presently closed on certain holidays although the Exchange may be open. These holidays include: Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of a Fund.

Additional Information About Making Subsequent Investments by QuickBuy

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of a Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow 15 days for this service to be available.

         The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

Share Price

         Purchases will be filled without sales charge at the net asset value next computed after receipt of the application in good order. Net asset value for Scudder New York Tax Free Money Fund normally will be computed twice a day, as of twelve o'clock noon eastern time and the close of regular trading on each day when the Exchange is open for trading. Net asset value for Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund normally will be computed once a day, as of the close of regular trading on each day when the Exchange is open for trading. Orders received after the close of regular trading on the Exchange are executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Funds' principal underwriter, Scudder Investor Services, Inc., it is the responsibility of that member broker, rather than a Fund, to forward the purchase order to the Funds' transfer agent in Boston by the close of regular trading on the Exchange.

Share Certificates

         Due to the desire of the Funds' management to afford ease of redemption, certificates will not be issued to indicate ownership in the Funds. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

         If purchases or redemptions of Fund shares are arranged and settlement is made at the investor's election through a member of the NASD, other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service. The Trustees and Scudder Investor Services, Inc. each has the right to limit the amount of purchases by, and to refuse to sell to any person, and each may suspend or terminate the offering of shares of each Fund at any time.

         The "Tax Identification Number" section of the application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., from exempt organizations a certification of exempt status) may be returned to the investor.

         A Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of, the assets of any investment company (or series thereof) or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

        (See "Exchanges and redemptions" and "Transaction information" in the Funds' prospectuses.)

Exchanges

         Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account is established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line"
(SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $1,000. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, tax identification number, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain a signature guarantee as described under "Transaction information--Redeeming shares--Signature guarantees" in the Funds' prospectuses.

         Exchange orders received before the close of regular trading on any business day ordinarily will be executed at respective net asset values determined on that day. Exchange orders received after the close of regular trading will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund at current net asset value through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by phone or in writing to have the feature removed, or until the originating account is depleted. The Corporation and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder and the proceeds of such exchange may be subject to backup withholding. (See "TAXES.")

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Funds do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine. The Funds and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder funds into which investors may make an exchange are listed under "The Scudder Family of Funds" herein. Before making an exchange, shareholders should obtain from Scudder Investor Services, Inc. a prospectus of the Scudder fund into which the exchange is being contemplated.

Redemption by Telephone

         Shareholders currently receive the right to redeem up to $50,000 to their address of record automatically, without having to elect it. Shareholders may also request by telephone to have the proceeds mailed or wired to their predesignated bank account. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

         (a) NEW INVESTORS wishing to establish telephone redemption to a designated bank account must complete the appropriate section on the application.

         (b) EXISTING SHAREHOLDERS who wish to establish telephone redemption to a designated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

         If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be made by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5.00 charge for all wire redemptions.

Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Funds do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

         Redemption requests by telephone (technically a repurchase by agreement between a Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days. Telephone redemption is not available with respect to shares represented by share certificates.

Redemption by QuickSell

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and have elected to participate in the QuickSell program may sell shares of a Fund by telephone. To sell shares by QuickSell, shareholders should call before 4 p.m. eastern time. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

         The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

Redemption by Mail or Fax

         Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signatures guaranteed as explained in the Funds' prospectus.

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

         It is suggested that shareholders holding share certificates or shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within five business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

Redemption by Write-A-Check

         All new investors and existing shareholders of Scudder New York Tax Free Money Fund who apply for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on the Fund's books for seven days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. the Fund pays the bank charges for this service. However, the Fund reviews the cost of operation periodically and reserves the right to determine if direct charges to the persons who avail themselves of this service would be appropriate.

         Checks will be returned by the Custodian if there are insufficient shares to meet the withdrawal amount. Possible fluctuations in the per share value of the Fund should be considered in determining the amount of the check. An investor should not attempt to close an account by check, because the exact balance at the time the check clears will not be known when the check is written. The Trust on behalf of Scudder New York Tax Free Money Fund, Scudder Service Corporation and the Custodian each reserves the right at any time to suspend or terminate the "Write-A-Check" procedure.

Redemption-In-Kind

         Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

Other Information

         If a shareholder redeems all shares in the account, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than a shareholder's cost depending upon the net asset value at the time of redemption or repurchase. The Trust does not impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemptions of shares, including redemptions undertaken to effect an exchange for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding (see "TAXES").

         The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment therefore may be suspended at times (a) during which the Exchange is closed, other than customary weekend and holiday closings, (b) during which trading on the Exchange is restricted for any reason, (c) during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) during which the SEC, by order, permits a suspension of the right of redemption or a postponement of the date of payment or of redemption; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

         If transactions at any time reduce a shareholder's account balance in a Fund to below $1,000 in value, such Fund may notify the shareholder that, unless the account balance is brought up to at least $1,000, the Trust will redeem all shares, close the account and send redemption proceeds to the shareholder. The shareholder has 60 days to bring the account balance up to $1,000 before any action will be taken by the Trust. (This policy applies to accounts of new shareholders, but does not apply to certain Special Plan Accounts.)

                   FEATURES AND SERVICES OFFERED BY THE FUNDS

            (See "Shareholder benefits" in the Funds' prospectuses.)

The Pure No-Load(TM) Concept

         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Rules of Fair Practice, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

         Because Scudder funds do not pay any asset-based sales charges or service fees, Scudder developed and trademarked the phrase pure no-load(TM) to distinguish Scudder funds from other no-load mutual funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

         The following chart shows the potential long-term advantage of investing $10,000 in a Scudder pure no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.

====================================================================================================================
                                Scudder                                                             No-Load Fund
         YEARS              Pure No-Load(TM)   8.50% Load Fund           Load Fund with           with 0.25% 12b-1
                                 Fund                                    0.75% 12b-1 Fee               Fee
--------------------------------------------------------------------------------------------------------------------
          10                   $ 25,937               $ 23,733               $ 24,222               $ 25,354
--------------------------------------------------------------------------------------------------------------------
          15                     41,772                 38,222                 37,698                 40,371
--------------------------------------------------------------------------------------------------------------------
          20                     67,275                 61,557                 58,672                 64,282
====================================================================================================================

         Investors are encouraged to review the fee tables on page 2 of the Fund's prospectus for more specific information about the rates at which management fees and other expenses are assessed.

Internet access

World   Wide  Web  Site  --  The   address   of  the   Scudder   Funds  site  is
http://funds.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

         The site is designed for interactivity, simplicity and maneuverability. A section entitled "Planning Resources" provides information on asset allocation, tuition, and retirement planning to users who fill out interactive "worksheets." Investors can easily establish a "Personal Page," that presents price information, updated daily, on funds they're interested in following. The "Personal Page" also offers easy navigation to other parts of the site. Fund performance data from both Scudder and Lipper Analytical Services, Inc. are available on the site. Also offered on the site is a news feature, which provides timely and topical material on the Scudder Funds.

         Scudder has communicated with shareholders and other interested parties on Prodigy since 1988 and has participated since 1994 in GALT's Networth "financial marketplace" site on the Internet. The firm made Scudder Funds information available on America Online in early 1996.

Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

         Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

         An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

         A Call Me(TM) feature enables users to speak with a Scudder Investor Relations telephone representative while viewing their account on the Web site. In order to use the Call Me(TM) feature, an individual must have two phone lines and enter on the screen the phone number that is not being used to connect to the Internet. They are connected to the next available Scudder Investor Relations representative from 8 a.m. to 8 p.m. eastern time.

Dividends and Capital Gains Distribution Options

         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Fund. A change of instructions for the method of payment must be received by the Transfer Agent at least five days prior to a dividend record date. Shareholders also may change their dividend option either by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. Please include your account number with your written request. See "How to contact Scudder" in the Funds' prospectuses for the address.

         Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of a Fund.

         Investors may also have dividends and distributions automatically deposited in their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the

Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

         Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Scudder Investor Centers

         Investors may visit any of the Investor Centers maintained by the Distributor listed in the Funds' prospectuses. The Centers are designed to provide individuals with services during any business day. Investors may pick up literature or obtain assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Centers but should be mailed to "The Scudder Funds" at the address listed under "How to contact Scudder" in the prospectuses.

Reports to Shareholders

         The Trust issues shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights. The Trust presently intends to distribute to shareholders informal quarterly reports during the intervening quarters, containing a statement of the investments of the Funds.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS

      (See "Investment products and services" in the Funds' prospectuses.)

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow.

MONEY MARKET

         Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and, consistent therewith, to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible, and declares dividends daily.

         Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. SCIT seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible, and declares dividends daily.

         Scudder Money Market Series seeks to provide investors with as high a level of current income as is consistent with its investment polices and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

         Scudder Government Money Market Series seeks to provide investors with as high a level of current income as is consistent with its investment polices and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund ("STFMF") seeks to provide income exempt from regular federal income tax and stability of principal through investments primarily in municipal securities. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in extreme circumstances this may not be possible.

         Scudder Tax Free Money Market Series seeks to provide investors with as high a level of current income that cannot be subjected to federal income tax by reason of federal law as is consistent with its investment policies and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

         Scudder California Tax Free Money Fund* seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share while providing California taxpayers income exempt from both California State personal and regular federal income taxes. The Fund is a professionally managed portfolio of high quality, short-term California municipal securities. There can be no assurance that the stable net asset value will be maintained.

         Scudder New York Tax Free Money Fund* seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, while providing New York taxpayers income exempt from New York State and New York City personal income taxes and regular federal income tax. There can be no assurance that the stable net asset value will be maintained.

TAX FREE

         Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation. The Fund will invest primarily in high-grade, intermediate-term bonds.

         Scudder Managed Municipal Bonds seeks to provide income exempt from regular federal income tax primarily through investments in high-grade, long-term municipal securities.

         Scudder High Yield Tax Free Fund seeks to provide a high level of interest income, exempt from regular federal income tax, from an actively managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder California Tax Free Fund* seeks to provide California taxpayers with income exempt from both California State personal income and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of California municipal securities.

         Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide Massachusetts taxpayers with as high a level of income exempt from Massachusetts personal income tax and regular federal income tax, as is consistent with a high degree of price stability, through a professionally managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder Massachusetts Tax Free Fund* seeks to provide Massachusetts taxpayers with income exempt from both Massachusetts personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

-------------------

* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder New York Tax Free Fund* seeks to provide New York taxpayers with income exempt from New York State and New York City personal income taxes and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of New York municipal securities.

         Scudder Ohio Tax Free Fund* seeks to provide Ohio taxpayers with income exempt from both Ohio personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder Pennsylvania Tax Free Fund* seeks to provide Pennsylvania taxpayers with income exempt from both Pennsylvania personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

U.S. INCOME

         Scudder Short Term Bond Fund seeks to provide a high level of income consistent with a high degree of principal stability by investing primarily in high quality short-term bonds.

         Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with investment in U.S. Government securities and the minimization of reinvestment risk.

         Scudder GNMA Fund seeks to provide high current income primarily from U.S. Government guaranteed mortgage-backed (Ginnie Mae) securities.

         Scudder Income Fund seeks a high level of income, consistent with the prudent investment of capital, through a flexible investment program emphasizing high-grade bonds.

         Scudder High Yield Bond Fund seeks a high level of current income and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities.

GLOBAL INCOME

         Scudder Global Bond Fund seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund will seek capital appreciation.

         Scudder International Bond Fund seeks to provide income primarily by investing in a managed portfolio of high-grade international bonds. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         Scudder Emerging Markets Income Fund seeks to provide high current income and, secondarily, long-term capital appreciation through investments primarily in high-yielding debt securities issued by governments and corporations in emerging markets.

ASSET ALLOCATION

         Scudder Pathway Series: Conservative Portfolio seeks primarily current income and secondarily long-term growth of capital. In pursuing these objectives, the Portfolio, under normal market conditions, will invest substantially in a select mix of Scudder bond mutual funds, but will have some exposure to Scudder equity mutual funds.

         Scudder Pathway Series: Balanced Portfolio seeks to provide investors with a balance of growth and income by investing in a select mix of Scudder money market, bond and equity mutual funds.


-------------------

* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder Pathway Series: Growth Portfolio seeks to provide investors with long-term growth of capital. In pursuing this objective, the Portfolio will, under normal market conditions, invest predominantly in a select mix of Scudder equity mutual funds designed to provide long-term growth.

         Scudder Pathway Series: International Portfolio seeks maximum total return for investors. Total return consists of any capital appreciation plus dividend income and interest. To achieve this objective, the Portfolio invests in a select mix of established international and global Scudder funds.

U.S. GROWTH AND INCOME

         Scudder Balanced Fund seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities. The Fund also seeks long-term preservation of capital through a quality-oriented approach that is designed to reduce risk.

         Scudder  Dividend & Growth Fund seeks high current income and long-term
         growth  of  capital   through   investment   in  income  paying  equity
         securities.

         Scudder Growth and Income Fund seeks long-term growth of capital, current income, and growth of income.

         Scudder S&P 500 Index Fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.

         Scudder Real Estate Investment Fund seeks long-term capital growth and current income by investing primarily in equity securities of companies in the real estate industry.

U.S. GROWTH

     Value

         Scudder Large Company Value Fund seeks to maximize long-term capital appreciation through a value-driven investment program.

         Scudder  Value  Fund**  seeks  long-term   growth  of  capital  through
         investment in undervalued equity securities.

         Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

         Scudder Micro Cap Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-capitalization ("micro-cap") common stocks.

     Growth

         Scudder Classic Growth Fund** seeks to provide long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

         Scudder Large Company Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

         Scudder Development Fund seeks long-term growth of capital by investing primarily in securities of small and medium-size growth companies.

-------------------

**       Only the Scudder Shares are part of the Scudder Family of Funds.

         Scudder 21st Century Growth Fund seeks long-term growth of capital by investing primarily in the securities of emerging growth companies poised to be leaders in the 21st century.

SCUDDER CHOICE SERIES

         Scudder Financial Services Fund seeks long-term growth of capital primarily through investment in equity securities of financial services companies.

         Scudder Health Care Fund seeks long-term growth of capital primarily through investment in securities of companies that are engaged in the development, production or distribution of products or services related to the treatment or prevention of diseases and other medical problems.

         Scudder Technology Fund seeks long-term growth of capital primarily through investment in securities of companies engaged in the development, production or distribution of technology-related products or services.


SCUDDER PREFERRED SERIES

         Scudder Tax Managed Fund seeks long-term growth of capital on an after-tax basis by investing primarily in established, medium- to large-sized U.S. companies with leading competitive positions.

         Scudder  Tax  Managed  Small  Company  Fund seeks  long-term  growth of
         capital  on  an  after-tax  basis  through   investment   primarily  in
         undervalued stocks of small U.S. companies.


GLOBAL EQUITY

     Worldwide

         Scudder Global Fund seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks.

         Scudder International Value Fund seeks long-term capital appreciation through investment primarily in undervalued foreign equity securities.

         Scudder International Growth and Income Fund seeks long-term growth of capital and current income primarily from foreign equity securities.

         Scudder   International  Fund***  seeks  long-term  growth  of  capital primarily through a diversified portfolio of marketable foreign equity securities.

         Scudder International Growth Fund seeks long-term capital appreciation through investment primarily in the equity securities of foreign companies with high growth potential.

         Scudder   Global   Discovery   Fund**   seeks   above-average   capital
         appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

         Scudder Emerging Markets Growth Fund seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

         Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.



-------------------

**       Only the Scudder Shares are part of the Scudder Family of Funds.
***      Only the International Shares are part of the Scudder Family of Funds.

     Regional

         Scudder Greater Europe Growth Fund seeks long-term growth of capital through investments primarily in the equity securities of European companies.

         Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

         Scudder  Latin  America  Fund  seeks  to  provide   long-term   capital
         appreciation through investment primarily in the securities of Latin American issuers.

         The Japan Fund, Inc. seeks long-term capital appreciation by investing primarily in equity securities (including American Depository Receipts) of Japanese companies.

         The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

         The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; pure no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a service representative of Scudder Investor Relations; and easy telephone exchanges into other Scudder funds. Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-225-5163.


                            SPECIAL PLAN ACCOUNTS

         (See "Scudder tax-advantaged retirement plans," "Purchases--By
          Automatic Investment Plan" and "Exchanges and redemptions--By
             Automatic Withdrawal Plan" in the Funds' prospectuses.)

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRA's other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Automatic Withdrawal Plan

         Non-retirement plan shareholders who currently own or purchase $10,000 or more of shares of the Fund may establish an Automatic Withdrawal Plan. The investor can then receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot
be  considered  as  yield  or  income  on  the   investment  and  the
resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s) as described under "Transaction information--Redeeming shares--Signature guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.


Cash Management  System -- Group Sub-Accounting Plan

for Trust Accounts, Nominees and Corporations

         To minimize record-keeping by fiduciaries and corporations, arrangements have been made with the Transfer Agent to offer a convenient group sub-accounting and dividend payment system to bank trust departments and others. Debt obligations of banks which utilize the Cash Management System are not given any preference in the acquisition of investments for a Fund or Portfolio.

         In its discretion, a Fund may accept minimum initial investments of less than $2,500 (per Portfolio) as part of a continuous group purchase plan by fiduciaries and others (e.g., brokers, bank trust departments, employee benefit plans) provided that the average single account in any one Fund or Portfolio in the group purchase plan will be $2,500 or more. A Fund may also wire all redemption proceeds where the group maintains a single designated bank account.

         Shareholders who withdraw from the group purchase plan through which they were permitted to initiate accounts under $2,500 will be subject to the minimum account restrictions described under "EXCHANGES AND REDEMPTIONS--Other Information."

Automatic Investment Plan

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

         The Trust reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

   (See "Distribution and performance information--Dividends and capital gains distributions" in the Funds' prospectuses.)

         Each Fund will follow the practice of distributing substantially all and in no event less than 90% of its net investment income (defined under "ADDITIONAL INFORMATION--Glossary"), which includes any excess of net realized short-term capital gains over net realized long-term capital losses. Each Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if it appears to be in the best interest of a Fund and its shareholders, such Fund may retain all or part of such gain for reinvestment.

         Dividends will be declared daily and distributions of net investment income will be made monthly. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Distributions of net short-term and net long-term capital gains realized during each fiscal year, if any, will be made annually. An additional distribution may be made (or treated as made) in November or December if necessary to prevent the application of the excise tax described in "TAXES" below. Both types of distributions will be made in shares of the Funds and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the percentage of the prior calendar year's distributions which such Fund has designated as tax-exempt, and the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax.

                             PERFORMANCE INFORMATION

           (See "Distribution and performance information--Performance information" in the Funds' prospectuses.)

         From time to time, quotations of the Funds' performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Average Annual Total Return

         Average annual total return is the average annual compound rate of return for the periods of one year, five years and the life of the Fund each ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Funds' shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1
         Where:

                  P        =        a hypothetical initial investment of $1,000
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

          Average Annual Total Return for periods ended March 31, 1998

                                                    One              Five              Ten             Life of
                                                    Year             Years             Years             Fund
                                                    ----             -----             -----             ----

Scudder New York Tax Free Money Fund                2.85%             2.51%             --               3.47%
Scudder New York Tax Free Fund                      4.76              7.10              7.01%            --
Scudder Ohio Tax Free Fund                          5.58              7.10              --               7.55
Scudder Pennsylvania Tax Free Fund                  5.30              7.09              --               7.80

Cumulative Total Return

         Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect the change in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1
         Where:

                  C        =        Cumulative Total Return
                  P        =        a hypothetical initial investment of $1,000
                  ERV      =        ending  redeemable  value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

            Cumulative Total Return for periods ended March 31, 1998

                                                    One              Five              Ten             Life of
                                                    Year             Years             Years             Fund
                                                    ----             -----             -----             ----

Scudder New York Tax Free Money Fund                2.85%            13.21%             --               39.94%
Scudder New York Tax Free Fund                      4.76             40.91            96.99%               --
Scudder Ohio Tax Free Fund                          5.58             40.90              --              104.73
Scudder Pennsylvania Tax Free Fund                  5.30             40.86              --              109.51

Total Return

         Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

SEC Yield

         Yield for Scudder New York Tax Free Money Fund is the net annualized yield based on a specified seven calendar days calculated at simple interest rates. Yield, sometimes referred to as the Fund's "SEC yield," is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of the Fund for the seven-day period ended March 31, 1998 was 3.02%.

         Yield for Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund is the net annualized SEC yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b/cd + 1)6-1]
         Where:

         a        = dividends and interest  earned during the period,  including the amortization of market premium or accretion of market discount.
         b        = expenses accrued for the period (net of reimbursements).
         c        = the average  daily number of shares  outstanding  during the period that were entitled to receive dividends.
         d        = the maximum offering price per share on the last day of the period.

      30-day net annualized SEC yield for the period ended March 31, 1998:

                  Scudder New York Tax Free Fund              4.00%
                  Scudder Ohio Tax Free Fund                  4.19%
                  Scudder Pennsylvania Tax Free Fund          4.19%

Effective Yield

         Effective yield for Scudder New York Tax Free Money Fund is the net annualized yield for a specified seven calendar-days assuming a reinvestment of the income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

             Effective Yield = [(Base Period Return + 1)365/7] - 1.

         Effective yield for the seven day period ended March 31, 1998:

                   Scudder New York Tax Free Money Fund 3.02%

Tax-Equivalent Yield

         Tax-equivalent yield for Scudder New York Tax Free Money Fund is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified seven day period assuming a reinvestment of all dividends paid during such period. Tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. Thus, taxpayers in the highest combined state and federal income tax bracket would need to earn a taxable yield of 5.59% to receive after-tax income equal to the 3.02% tax-free effective yield of Scudder New York Tax Free Money Fund for the seven day period ended March 31, 1998.

         Tax-equivalent yield for Scudder New York Tax Free Fund is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30-day (or one month) period assuming semiannual compounding of income. Tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. Thus, taxpayers in the highest combined state and federal income tax bracket would need to earn a taxable yield of 7.53% to receive after-tax income equal to the 4.00% tax-free yield of Scudder New York Tax Free Fund for the thirty-day period ended March 31, 1998.

         For Scudder Ohio Tax Free Fund, taxpayers in the highest combined state and federal income tax bracket would need to earn a taxable yield of 7.50% to receive after-tax income equal to the 4.19% tax-free yield of Scudder Ohio Tax Free Fund for the 30-day period ended on March 31, 1998.

         For Scudder Pennsylvania Tax Free Fund, taxpayers in the highest combined state and federal income tax bracket would need to earn a taxable yield of 7.14% to receive after-tax income equal to the 4.19% tax-free yield of Scudder Pennsylvania Tax Free Fund for the 30-day period ended on March 31, 1998.

         Quotations of a Fund's performance are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's expenses. An investor's shares when redeemed, may be worth more or less than their original cost.

         Investors should be aware that the principal of each Fund is not insured.

Comparison of Fund Performance

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's Corporation 500 Composite Stock Price Index (S&P 500), the Nasdaq OTC Composite Index, the Nasdaq Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations.

         From time to time, in marketing and other Fund literature, Trustees and officers of the Funds, the Funds' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Funds. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Funds may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Funds to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for Fund performance information and articles about the Funds include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC Money Fund Report, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SmartMoney, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national news weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication issued 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

                            ORGANIZATION OF THE FUNDS

              (See "Fund organization" in the Funds' prospectuses.)

         The Funds are each non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is a Massachusetts business trust established under a Declaration of Trust dated May 25, 1983. Such Declaration of Trust was amended and restated on December 8, 1987. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value. The shares are currently divided into six series. The series of the Trust are Scudder Massachusetts Limited Term Tax Free Fund, Scudder Massachusetts Tax Free Fund, Scudder Ohio Tax Free Fund, Scudder Pennsylvania Tax Free Fund, Scudder New York Tax Free Money Fund and Scudder New York Tax Free Fund. Each share of each Fund has equal rights with each other share of that Fund as to voting, dividends and liquidation. Shareholders have one vote for each share held on matters on which they are entitled to vote. All shares issued and outstanding will be fully paid and non-assessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Funds' prospectuses.

         The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with its equitable share of the general liabilities of the Trust, as determined by the Trustees. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

         Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

         The Trustees have the authority to issue more series of shares and to designate the relative rights and preferences as between the different series. All shares issued and outstanding will be fully paid and non-assessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Fund's prospectus.

         The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                               INVESTMENT ADVISER

    (See "Fund organization--Investment adviser" in the Funds' prospectuses.)

         Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, acts as investment adviser to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name has been changed to Scudder Kemper Investments, Inc.

         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Value Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Global/International Fund, Inc., Scudder Global High Income Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Pathway Series, Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc. and Scudder Spain and Portugal Fund, Inc. Some of the foregoing companies or trusts have two or more series.

         The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $13 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust, AARP Managed Investment Portfolios Trust and AARP Cash Investment Funds.

         Pursuant to an Agreement between the Adviser and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Adviser has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Adviser with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLinkSM Program. The Adviser will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Adviser (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

         In selecting the securities in which the Funds may invest, the conclusions and investment decisions of the Adviser with respect to the Funds are based primarily on the analyses of its own research department. The Adviser receives published reports and statistical compilations of the issuers themselves, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities.

         Certain investments may be appropriate for a Fund and also for other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to a Fund.

Scudder New York Tax Free Fund

         The investment management agreement between Scudder New York Tax Free Fund and Scudder was last approved by the Trustees on August 12, 1997. Because the transaction between Scudder and Zurich resulted in the assignment of the Fund's investment management agreement with Scudder, that Agreement was deemed to be automatically terminated at the consummation of the transaction. In anticipation of the transaction, however, a new Investment Management Agreement (the "Agreement") between the Fund and the Adviser was approved by the Fund's Trustees. At a special meeting of the Fund's shareholders held on October 24, 1997, the shareholders also approved the new investment management agreement. The new Agreement became effective on December 31, 1997, and will be in effect for an initial term ending on September 30, 1998. The Agreement is in all material respects on the same terms as the previous investment management agreement in supersedes. The Agreement incorporates conforming changes which promote consistency among all of the Funds advised by the Adviser and which permit ease of administration. The Agreement will continue in effect thereafter by its terms from year to year only so long as its continuance is specifically approved at least annually by the vote of a majority of those Trustees who are not parties to such Agreements or "interested persons" of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval and either by vote of the majority of the Trustees or a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

         Under its Agreement the Adviser regularly provides Scudder New York Tax Free Fund with continuing investment management consistent with the Fund's investment objectives and policies and restrictions and determines what securities shall be purchased for the Fund's portfolio, what securities shall be held or sold by the Fund, and what portion of each Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-Laws, the Investment Company Act of 1940, the Internal Revenue Code of 1986 and the Fund's investment objectives, policies and restrictions and subject further to such policies and instructions as the Trustees of the Trust may from time to time establish. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of business of the Trust.

         Under the Agreement, the Adviser renders significant administrative services (not otherwise provided by third parties) necessary for the Trust's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

         The Adviser pays the compensation and expenses (except those for attending Board and Committee meetings outside New York, New York and Boston, Massachusetts) of all officers and executive employees of the Fund affiliated with the Adviser and makes available, without expense to the Fund, the services of such directors, officers, and employees as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Trust's office rent and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work.

         For these services Scudder New York Tax Free Fund pays a fee of 0.625 of 1% on an annual basis of the first $200 million of average daily net assets of the Fund and 0.60 of 1% on an annual basis of such net assets in excess of $200 million payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

         For the fiscal years ended March 31, 1996, 1997 and 1998 the investment management fees incurred by Scudder New York Tax Free Fund were $1,215,011, $1,165,330 and $1,184,089, respectively.

         Under its Agreement Scudder New York Tax Free Fund is responsible for all of its other expenses, including fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; and any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees, officers and employees of the Trust who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto. The Custodian Agreement provides that the custodian shall compute the net asset value.

Scudder New York Tax Free Money Fund

         The investment management agreement between Scudder New York Tax Free Money Fund and Scudder was last approved by the Trustees on August 12, 1997. Because the transaction between Scudder and Zurich resulted in the assignment of the Fund's investment management agreement with Scudder, that Agreement was deemed to be automatically terminated at the consummation of the transaction. In anticipation of the transaction, however, a new Investment Management Agreement (the "Agreement") between the Fund and the Adviser was approved by the Fund's Trustees. At a special meeting of the Fund's shareholders held on October 24, 1997, the shareholders also approved the new investment management agreement. The new Agreement became effective on December 31, 1997, and will be in effect for an initial term ending on September 30, 1998. The Agreement is in all material respects on the same terms as the previous investment management agreement in supersedes. The Agreement incorporates conforming changes which promote consistency among all of the Funds advised by the Adviser and which permit ease of administration. The Agreement will continue in effect from year to year thereafter only if its continuance is approved annually by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or a majority of the outstanding voting securities of the Fund. The
Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

         Under its Agreement the Adviser regularly provides Scudder New York Tax Free Money Fund with investment research, advice and supervision and furnishes continuously an investment program consistent with the Fund's investment objectives and policies and determines what securities shall be purchased for each Fund's portfolio, what securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-Laws, and of the Investment Company Act of 1940, as amended, and to the Fund's investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees of the Trust may from time to time establish. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Trust.

         The Adviser pays the compensation and expenses of all affiliated Trustees and executive employees of the Trust and makes available, without expense to the Fund, the services of the Adviser's directors, officers, and employees as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and pays the Trust's office rent and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work.

         For these services Scudder New York Tax Free Money Fund pays a monthly fee of 1/24 of 1% (approximately 0.50 of 1% on an annual basis) of the average daily net assets of the Fund. For the fiscal years ended March 31, 1996, 1997 and 1998, investment management fees incurred by Scudder New York Tax Free Money Fund were $277,273, $286,728 and $337,692, respectively.

         The Adviser has agreed to maintain the annualized expenses of the Fund at not more than 0.60% of average daily net assets of the Fund until July 31, 1999. For the fiscal year ended March 31, 1998, the Adviser did not impose a portion of its fee amounting to $215,318 and the portion imposed amounted to $122,374.

         Under the Agreement Scudder New York Tax Free Money Fund is responsible for all of its other expenses, including organization expenses; clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal, auditing or accounting expenses; taxes or governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates or any other expenses, including clerical expenses, of issuance, redemption or repurchase of shares of beneficial interest; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with the Adviser; the cost of preparing and distributing reports and notices to shareholders; and the fees or disbursements of custodians. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         Since the Adviser absorbed Scudder New York Tax Free Money Fund's expenses as described above, the expense ratios for the fiscal years ended March 31, 1996, 1997 and 1998 were 0.60%, 0.60% and 0.60%, respectively. The expense ratios for Scudder New York Tax Free Fund for the fiscal years ended March 31, 1996, 1997 and 1998 were 0.82%, 0.82% and 0.83%, respectively.

Scudder Ohio Tax Free Fund

         The investment management agreement between Scudder Ohio Tax Free Fund and Scudder was last approved by the Trustees on August 12, 1997. Because the transaction between Scudder and Zurich resulted in the assignment of the Fund's investment management agreement with Scudder, that Agreement was deemed to be automatically terminated at the consummation of the transaction. In anticipation of the transaction, however, a new Investment Management Agreement (the
"Agreement") between the Fund and the Adviser was approved by the Fund's Trustees. At a special meeting of the Fund's shareholders held on October 24, 1997, the shareholders also approved the new investment management agreement. The new Agreement became effective on December 31, 1997, and will be in effect for an initial term ending on September 30, 1998. The Agreement is in all material respects on the same terms as the previous investment management agreement in supersedes. The Agreement incorporates conforming changes which promote consistency among all of the Funds advised by the Adviser and which permit ease of administration. The Agreement will continue in effect from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or "interested persons" of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

         Under the Agreement, the Adviser regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program consistent with the Fund's investment objectives and policies and determines what securities shall be purchased for the Fund's portfolio, what securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-Laws, the Investment Company Act of 1940, the Internal Revenue Code of 1986 and to the Fund's investment objective, policies and restrictions, and subject further to such policies and instructions as the Trustees of the Trust may from time to time establish. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

         The Adviser pays the compensation and expenses of all affiliated Trustees and executive employees of the Trust and makes available, without expense to the Trust, the services of such Advisers, Directors, Officers, and employees as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. For these services, the Fund pays the Adviser a monthly fee of 1/20 of 1% (approximately 0.60 of 1% on an annual basis) of the average daily net assets of the Fund. For the fiscal years ended March 31, 1996, 1997 and 1998, the investment management fees incurred by the Fund were $172,284, $190,438 and $226,379, respectively. Had the Adviser imposed a full investment management fee for the fiscal years ended March 31, 1996, 1997 and 1998, the investment management fees would have equaled $486,363, $509,970 and $532,714, respectively.

         The Adviser has agreed to maintain the annualized expenses of the Fund at not more than 0.50% of average daily net assets of the Fund until January 31, 1999.

         Under the Agreement the Fund is responsible for all of its other expenses, including organization expenses; clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal, auditing or accounting expenses; taxes or governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates and any other expenses, including clerical expense, of issuance, redemption or repurchase of shares of beneficial interest; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with the Adviser; the cost of preparing and distributing reports and notices to shareholders; and the fees or disbursements of custodians. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

Scudder Pennsylvania Tax Free Fund

         The investment management agreement between Scudder Pennsylvania Tax Free Fund and Scudder was last approved by the Trustees on August 12, 1997. Because the transaction between Scudder and Zurich resulted in the assignment of the Fund's investment management agreement with Scudder, that Agreement was deemed to be automatically terminated at the consummation of the transaction. In anticipation of the transaction, however, a new Investment Management Agreement (the "Agreement") between the Fund and the Adviser was approved by the Fund's Trustees. At a special meeting of the Fund's shareholders held on October 24, 1997, the shareholders also approved the new investment management agreement. The new Agreement became effective on December 31, 1997, and will be in effect for an initial term ending on September 30, 1998. The Agreement is in all material respects on the same terms as the previous investment management agreement in supersedes. The Agreement incorporates conforming changes which promote consistency among all of the Funds advised by the Adviser and which permit ease of administration. The Agreement will continue in effect from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or "interested persons" of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

         Under the Agreement, the Adviser regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program consistent with the Fund's investment objectives and policies and determines what securities shall be purchased for the Fund's portfolio, what securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-Laws, the Investment Company Act of 1940, the Internal Revenue Code of 1986 and to the Fund's investment objective, policies and restrictions, and subject further to such policies and instructions as the Trustees of the Trust may from time to time establish. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

         The Adviser pays the compensation and expenses of all affiliated Trustees and executive employees of the Trust and makes available, without expense to the Trust, the services of such Advisers, Directors, Officers and employees as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. For these services, the Fund pays the Adviser a monthly fee of 1/20 of 1% (approximately 0.60 of 1% percent on an annual basis) of the average daily net assets of the Fund. For the fiscal year ended March 31, 1996, 1997 and 1998, the Adviser did not impose a portion of its management fees amounting to $308,030, $316,193 and $292,000, respectively; the portion imposed amounted to $145,682, $136,180 and $158,978, respectively. The Adviser has agreed to maintain the annualized expenses of the Fund at not more than 0.50% of average daily net assets of the Fund until January 31, 1999.

         Under the Agreement the Fund is responsible for all of its other expenses, including organization expenses; clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal, auditing or accounting expenses; taxes or governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates or any other expenses, including clerical expenses of issuance, redemption or repurchase of shares of beneficial interest; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with the Adviser; the cost of preparing and distributing reports and notices to shareholders; and the fees or disbursements of custodians. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         The Agreements further provide that as between the Trust and the Adviser, the Trust will be responsible for all expenses, including clerical expense of offer, sale, underwriting and distribution of the Funds' shares only so long as the Trust employs a principal underwriter to act as the distributor of the Funds' shares pursuant to an underwriting agreement which provides that the underwriter will assume such expenses. The Trust's underwriting agreement provides that the principal underwriter shall pay all expenses of offer and sale of the Funds' shares except the expenses of preparation and filing of registration statements under the Securities Act of 1933 and under state securities laws, issue and transfer taxes, if any, and a portion of the prospectuses used by the Trust. In the event that the Trust ceases to employ a principal underwriter to act as the distributor of the Funds' shares, the expenses of distributing the Funds' shares will be borne by the Adviser unless the Trust shall have adopted a plan or plans pursuant to Rule 12b-1 under the 1940 Act providing that the Funds shall be responsible for some or all of such distribution expenses.

         Each Agreement requires the Adviser to return to each Fund all or a portion of advances of its management fee to the extent annual expenses of such Fund (including the management fee stated above) exceed the limitations prescribed by any state in which such Fund's shares are offered for sale. Management has been advised that, while most states have eliminated expense limitations, the lowest limitation is currently 2 1/2% of average daily net assets up to $30 million, 2% of the next $70 million of average daily net assets and 1 1/2% of average daily net assets in excess of that amount. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitations. Any such fee advance required to be returned to the Fund will be returned as promptly as practicable after the end of the Fund's fiscal year. However, no fee payment will be made to the Adviser during any fiscal year which will cause year to date expenses to exceed the cumulative pro rata expense limitation at the time of such payment. The amortization of organization costs is described herein under "ADDITIONAL INFORMATION--Other Information."

         Each Agreement identifies the Adviser as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Funds, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.

         In reviewing the terms of each Agreement and in discussions with the Adviser concerning each Agreement, the Trustees of the Trust who are not "interested persons" of the Trust are represented by independent counsel at the Fund's expense.

         Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Trust's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Trust relationships.

         The Adviser may serve as adviser to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

         None of the Trustees or officers of the Trust may have dealings with the Trust as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Funds.

Personal Investments by Employees of the Adviser

     Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                              TRUSTEES AND OFFICERS


                                                                                                    Position with
                                                                                                    Underwriter,
Name,  Date of Birth                                             Principal Occupation**             Scudder Investor
and Address                        Position with Trust           and Affiliations                   Services, Inc.
-----------                        -------------------           ----------------                   --------------

Daniel Pierce (3/18/34)*#++        President and Trustee         Managing Director of Scudder       President, Assistant
                                                                 Kemper Investments, Inc.           Treasurer and Director

Henry P. Becton, Jr.               Trustee                       President and General              --
(10/16/43)                                                       Manager, WGBH Educational
WGBH                                                             Foundation
125 Western Avenue
Allston, MA 02134

                                       67


                                                                                                    Position with
                                                                                                    Underwriter,
Name,  Date of Birth                                             Principal Occupation**             Scudder Investor
and Address                        Position with Trust           and Affiliations                   Services, Inc.
-----------                        -------------------           ----------------                   --------------

Dawn-Marie Driscoll (11/5/46)      Trustee                       Executive Fellow, Center for       --
5760 Flamingo Drive                                              Business Ethics, Bentley
Cape Coral, FL 33914                                             College; President, Driscoll
                                                                 Associates

Peter B. Freeman (8/4/32)++        Trustee                       Corporate Director and Trustee     --
100 Alumni Avenue
Providence, RI  02906

George M. Lovejoy, Jr.             Trustee                       President and Director, Fifty      --
(4/15/30)                                                        Associates (real estate
160 Federal Street                                               investment trust)
Boston, MA  02110

Wesley W. Marple, Jr.              Trustee                       Professor of Business              --
(2/22/32)++                                                      Administration, Northeastern
413 Hayden Hall                                                  University College of
360 Huntington Avenue                                            Business Administration
Boston, MA  02115

Kathryn L. Quirk                   Trustee                       Managing Director of Scudder       Vice President,
(12/3/52)*#++                                                    Kemper Investments, Inc.           Director and
                                                                                                    Assistant Director


Jean C. Tempel (3/24/43)           Trustee                       Managing Partner, Technology       --
Ten Post Office Square                                           Equity Partners
Suite 1325
Boston, MA  02109


Philip G. Condon (8/15/50)#        Vice President                Managing Director of Scudder       --
                                                                 Kemper Investments, Inc.

Jerard K. Hartman (3/1/33)+        Vice President                Managing Director of Scudder       --
                                                                 Kemper Investments, Inc.


Thomas W. Joseph (4/22/39)#        Vice President                Senior Vice President of           Director, Vice
                                                                 Scudder Kemper Investments,        President,
                                                                 Inc.                               Treasurer and
                                                                                                    Assistant Clerk


Jeremy L. Ragus (5/24/52)#         Vice President                Senior Vice President of           --
                                                                 Scudder Kemper Investments,
                                                                 Inc.

Rebecca Wilson (2/23/62)#          Vice President                Senior Vice President of           --
                                                                 Scudder Kemper Investments,
                                                                 Inc.

Thomas F. McDonough (1/20/47)#     Vice President and            Senior Vice President of           Clerk
                                   Secretary                     Scudder Kemper Investments,
                                                                 Inc.


                                       68



                                                                                                    Position with
                                                                                                    Underwriter,
Name,  Date of Birth                                             Principal Occupation**             Scudder Investor
and Address                        Position with Trust           and Affiliations                   Services, Inc.
-----------                        -------------------           ----------------                   --------------

John R. Hebble (6/27/58)#           Assistant Treasurer          Senior Vice President of       --
                                                                 Scudder Kemper Investments,
                                                                 Inc.


Caroline Pearson (4/1/62)#          Assistant Secretary          Senior Vice President of       --
                                                                 Scudder Kemper Investments,
                                                                 Inc.; Associate, Dechert
                                                                 Price & Rhoads (law firm),
                                                                 1989-1997


* Mr. Pierce and Ms. Quirk are considered by the Trust and its counsel to be Trustees who are "interested persons" of the Adviser or of the Trust within the meaning of the Investment Company Act of 1940, as amended.

** Unless otherwise stated, all officers and Trustees have been associated with their respective companies for more than five years but not necessarily in the same capacity.

++ Messrs. Freeman, Marple and Pierce are members of the Executive Committee, which has the power to declare dividends from ordinary income and distributions of realized capital gains to the same extent as the Board is so empowered.

#        Address: Two International Place, Boston, Massachusetts  02110

+        Address: 345 Park Avenue, New York, New York  10154

         The Trustees and officers of the Trust may also serve in similar capacities with other Scudder Funds.

         As of June 30, 1998 all Trustees and officers of the Trust as a group owned beneficially (as that term is defined in Section 13(d) under the Securities Exchange Act of 1934) less than 1% of the shares of each Fund outstanding on such date.

         As of June 30, 1998, 11,203,011 shares in the aggregate, 13.14% of the outstanding shares of Scudder New York Tax Free Money Fund, were held in the name of Edmond D. Villani, 345 Park Avenue, 25th Floor, New York, NY 10154-0004.

         As of June 30, 1998, Charles Schwab & Co. owned in the aggregate, by or on behalf of accounts for which it acts as investment adviser, 577,092 shares of Scudder Ohio Tax Free Fund, or 8.16% of the outstanding shares of such Fund. Charles Schwab & Co. may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

         As of June 30, 1998, Charles Schwab & Co. owned in the aggregate, by or on behalf of accounts for which it acts as investment adviser, 319,340 shares of Scudder Pennsylvania Tax Free Fund, or 5.56% of the outstanding shares of such Fund. Charles Schwab & Co. may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

         To the knowledge of the Trust, as of June 30, 1998 no person owned beneficially more than 5% of each Fund's outstanding shares, except as noted above.

                                  REMUNERATION


Responsibilities of the  Board -- Board and Committee Meetings


         The Board of Trustees is responsible for the general oversight of each Fund's business. A majority of the Board's members are not affiliated with Scudder Kemper Investments, Inc. These "Independent Trustees" have primary responsibility for assuring that each Fund is managed in the best interests of its shareholders.

         The Board of Trustees meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures designed to ensure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by each Fund's independent public accountants and by independent legal counsel selected by the Independent Trustees.

         All the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects each Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Trustees

         The Independent Trustees receive the following compensation from the Funds of Scudder State Tax Free Trust: an annual trustee's fee of $1,800 for a Fund in which total net assets do not exceed $100 million and $3,600 for a Fund in which total net assets exceed $100 million; a fee of $100 for attendance at all other meetings;] and reimbursement of expenses incurred for travel to and from Board Meetings. The Independent Trustee who serves as lead or liaison trustee receives an additional annual retainer fee of $500 from each Fund. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special trustee task forces or subcommittees.
Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.

         The Independent Trustees also serve in the same capacity for other funds managed by the Adviser. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1997 from the Trust and from all of the Scudder funds as a group.


                               Scudder State
                               Tax Free Trust                             All Scudder Funds
                               --------------                             -----------------
                             Paid by         Paid by                 Paid by               Paid by
Name                         the Trust(1)   the Adviser(2)           the Funds           the Adviser(2)
----                         ------------   --------------           ---------           --------------


Henry P. Becton,             $19,550           $2,400                $114,554          $9,500 (24 funds)
Trustee

Dawn-Marie                   $19,750           $2,400                $107,722          $8,800 (24 funds)
Driscoll, Trustee

Peter B. Freeman,            $19,550           $2,400                $137,011          $14,625 (42 funds)
Trustee

George  M.  Lovejoy,          $1,500             $0                  $139,113          $10,700 (22 funds)
Jr., Trustee

Wesley  W.   Marple,         $19,550           $2,400                $121,129          $10,100 (23 funds)
Jr., Trustee


Jean  C. Tempel,             $19,750           $2,400                $122,504          $10,100 (23 funds)
Trustee


         (1) Scudder State Tax Free Trust consists of six funds: Scudder Massachusetts Limited Term Tax Free Fund, Scudder Massachusetts Tax Free Fund, Scudder New York Tax Free Money Fund, Scudder New York Tax Free Fund, Scudder Ohio Tax Free and Scudder Pennsylvania Tax Free Fund.

         (2) Meetings associated with the Adviser's alliance with Zurich Insurance Company. See "Investment Adviser" for additional information.

         Members of the Board of Trustees who are employees of the Adviser or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Adviser, or its affiliates, as a result of which they may be deemed to participate in fees paid by each Fund.

                                   DISTRIBUTOR

         The Trust has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a wholly-owned subsidiary of the Adviser, a Delaware corporation. The Trust's underwriting agreement dated June 1, 1987 will remain in effect until September 30, 1998 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of the Trust. The underwriting agreement was last approved by the Trustees on August 12, 1997.

         Under the underwriting agreement, the Trust is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Trust as a broker or dealer; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications to shareholders of a Fund; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Trust and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Funds' shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of a Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

Note: Although the Trust does not currently have a 12b-1 Plan and the Trustees have no current intention of adopting one, the Trust would also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, were such a plan adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

         As agent the Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of either Fund.

                                      TAXES


                (See "Distribution and performance information --
     Dividends and capital gains distributions" and "Transaction information -- Tax information, Tax identification number" in the Funds' prospectuses.)



         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situation.

         Certain political events, including federal elections and future amendments to federal income tax laws, may affect the desirability of investing in the Funds.

Federal Taxation

         Each Fund within the Trust will be separate for investment and accounting purposes, and will be treated as a separate taxable entity for Federal income tax purposes. Each Fund has elected to be treated as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such, and intends to continue to so qualify, in each taxable year as required under the Code in order to avoid payment of federal income tax at the fund level.

         In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets and must also derive less than 30% of its gross income in each taxable year from certain types of investments (such as securities, options and financial futures) held for less than three months. The 30 percent of gross income limitation may restrict Scudder New York Tax Free Fund's activities involving Strategic Transactions. Legislation currently pending before the U.S. Congress would repeal this requirement. However, it is impossible to predict whether this legislation will become law and, if it is so enacted, what form it will eventually take.

         As a regulated investment company qualifying under Subchapter M of the Code, each Fund is required to distribute to its shareholders at least 90 percent of its taxable net investment income which includes net short-term capital gain in excess of long-term capital loss and at least 90 percent of its tax-exempt net investment income and generally is not subject to federal income tax to the extent that it distributes annually all of its taxable net investment income and net realized long-term and short-term capital gains in accordance with the timing requirements of the Code. Each Fund intends to distribute at least annually substantially all, and in no event less than 90 percent, of its taxable and tax-exempt net investment income and net realized capital gains.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by a Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his share of federal income taxes paid by a Fund on such gains as a credit against his own federal income tax liability, and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his pro rata share of such gains and his tax credit.

         Each Fund is subject to a 4 percent nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98 percent of a Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. Each Fund has adjusted its distribution policies to minimize any adverse impact from this tax or eliminate its application.

         Net investment income is made up of dividends and interest, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund. New York Tax Free Fund and New York Tax Free Money Fund intend to offset realized capital gains by using their capital loss carryforwards before distributing any gains. As of March 31, 1997, New York Tax Free Fund had a net capital loss carryforward of approximately $6,317,000, which may be applied against realized capital gains of each succeeding year until fully utilized or until March 31, 2003, $3,937,000 expires March 31, 2003 and $2,380,000 expires March 31, 2004. New

York Tax Free Money Fund had a capital loss carryforward of approximately $53,000, which may be applied against realized capital gains of each succeeding year until fully utilized or until March 31, 2000 ($1,000), March 31, 2001 ($2,000), March 31, 2002 ($4,000) and March 31, 2003 ($43,000), and March 31,
2004 ($3,000), the respective expiration dates, whichever occurs first.

         Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

         Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each Fund intends to satisfy this 50 percent requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Distributions to shareholders of tax-exempt interest earned by the Fund for the taxable year are therefore not subject to regular federal income tax, although they may be subject to the individual and corporate alternative minimum taxes described below. Discount from certain stripped tax-exempt obligations or their coupons, however, may be taxable.

         The Revenue Reconciliation Act of 1993 requires that any market discount recognized on a tax-exempt bond is taxable as ordinary income. This rule applies only for disposals of bonds purchased after April 30, 1993. A market discount bond is a bond acquired in the secondary market at a price below its redemption value. Under prior law, the treatment of market discount as ordinary income did not apply to tax-exempt obligations. Instead, realized market discount on tax-exempt obligations was treated as capital gain. Under the new law, gain on the disposition of a tax-exempt obligation or any other market discount bond that is acquired for a price less than its principal amount will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount. This rule is effective only for bonds purchased after April 30, 1993.

         Since no portion of a Fund's income will be comprised of dividends from domestic corporations, none of the income distributions of a Fund will be eligible for the dividends-received deduction available for certain taxable dividends received by corporations.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions to corporate shareholders of a Fund are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Any loss realized upon the redemption of shares within six months from the date of their purchase will be disallowed to the extent of any tax-exempt dividends received with respect to such shares. All or a portion of a loss realized on the redemption of shares of Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund may be disallowed if shares of the Fund are purchased (including shares purchased under the dividend reinvestment plan or the automatic investment plan) within 30 days before or after such redemption.

         Distributions derived from interest which is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the 20 percent corporate alternative minimum tax. A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the 24 percent individual alternative minimum tax, but normally no more than 20 percent of a Fund's net assets will be invested in securities the interest on which is such a tax preference item for individuals.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund issues to its shareholders a statement of the federal income tax status of all distributions. All distributions of taxable or tax-exempt net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Shareholders are also required to report tax-exempt interest. Redemptions of shares of Scudder New York Tax Free Fund, including exchanges for shares of another Scudder Fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         Interest which is tax-exempt for federal income tax purposes is included as income for purposes of determining the amount of Social Security or railroad retirement benefits subject to tax.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund will not be deductible for federal income tax purposes. Under rules applied by the IRS to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations held by persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Funds have not undertaken any investigation as to the users of the facilities financed by bonds in their portfolios.

         Distributions by Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder, to the extent it is derived from other than tax-exempt interest, as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which, to the extent it is derived from other than tax-exempt interest, will nevertheless be taxable to them.

         All futures contracts entered into by Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund and all listed nonequity options written or purchased by a Fund (including options on futures contracts and options on securities indexes) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60 percent long-term and 40 percent short-term, and on the last trading day of the Funds' fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60 percent long-term and 40 percent short-term. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in each Fund's portfolio.

         Positions of Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund which consist of at least one debt security not governed by Section 1256 and at least one futures contract or nonequity option governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such debt security will be treated as a "mixed straddle." Mixed straddles are subject to the straddle rules of Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections, however, exist for them which reduce or eliminate the operation of these rules. The Trust will monitor each Fund's transactions in options and futures and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of a Fund as a regulated investment company for federal income tax purposes.

         Under the federal income tax law, each Fund will be required to report to the IRS all distributions of taxable income and capital gains, as well as, in the case of New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund, gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company are generally subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with their required certifications regarding their status under the federal income tax law. Under a special exception, distributions of taxable income and capital gains of a Fund will not be subject to backup withholding if the Fund reasonably estimates that at least 95 percent of all of its distributions will consist of tax-exempt interest. However, in this case, the proceeds from the redemption or exchange of shares may be subject to backup withholding. Under another special exception, proceeds from the redemption or exchange of Fund shares are exempt from withholding if the Fund maintains a constant net asset value per share. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting any ordinary income received.

State Taxation

         The Trust is organized as a Massachusetts business trust, and neither the Trust nor the Funds are liable for any income or franchise tax in the Commonwealth of Massachusetts provided that each Fund qualifies as a regulated investment company.

Scudder New York Tax Free Money Fund and Scudder New York Tax Free Fund

         New York State corporate tax law has special provisions governing regulated investment companies that are qualified and taxed under Subchapter M of the Code. To the extent a Fund has no federal income tax liability because it distributes all of its investment income and the excess of net short-term capital gain over net long-term capital loss and all of the excess of net long-term capital gain over net short-term capital loss, it will incur no New York State income tax, other than a possible nominal minimum tax. New York City tax consequences are identical except that the amount of the possible minimum tax differs. Individual shareholders who are residents of New York State will be able to exclude for state income tax purposes that portion of the distributions which is derived from interest on obligations of New York State and its political subdivisions and of Puerto Rico, The Virgin Islands and Guam, because at least 50% of the value of the assets of a Fund will be invested in state or municipal obligations the interest on which is exempt for federal income tax purposes.

         Individual shareholders who are residents of New York City will also be able to exclude such income for New York City income tax purposes. Capital gains that are retained by each Fund will be taxed to that Fund, and New York State and New York City residents will receive no New York income tax credit for such tax. Capital gains that are distributed by a Fund will be treated as capital gains for New York State and City income tax purposes in the hands of New York State and New York City residents.

Scudder Ohio Tax Free Fund

         In the opinion of Ohio tax counsel, Squire, Sanders & Dempsey, under Ohio law, provided that the Fund continues to qualify as a regulated investment company under the Code and that at all times at least 50 percent of the value of the total assets of the Fund consists of obligations issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of the State of Ohio or its political subdivisions ("Ohio Obligations"), or similar obligations of other states or their subdivisions (a fund satisfying such requirements being referred to herein as an "Ohio fund"), shareholders of the Fund who are otherwise subject to the Ohio personal income tax, or school district or municipal income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Fund to the extent that such distributions are properly attributable to (1) interest on or gain from the sale, exchange or other disposition of Ohio Obligations, or (2) interest on obligations of the United States or its territories or possessions or of any authority, commission or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (e.g., obligations issued by the Governments of Puerto Rico, the Virgin Islands or Guam and their authorities and municipalities) ("Federal and Possessions Obligations").

         Provided the Fund qualifies as an Ohio fund, shareholders who are otherwise subject to the net income base of the Ohio corporation franchise tax will not be subject to such tax on distributions with respect to shares of the Fund to the extent that such distributions are (1) properly attributable to interest on or gain from the sale, exchange or other disposition of Ohio Obligations, (2) properly attributable to interest on Federal and Possessions Obligations, or (3) exempt-interest dividends for Federal income tax purposes. However, shares of the Fund will be includable in the computation of net worth for purposes of such tax. Corporate shareholders that are subject to Ohio municipal income taxes will not be subject to such tax on distributions received from the Fund to the extent such distributions are properly attributable to interest on or gain from the sale of Ohio Obligations or are properly attributable to interest on Federal and Possessions Obligations.

Scudder Pennsylvania Tax Free Fund

         Under a ruling of the Pennsylvania Department of Revenue, individual shareholders of the Fund resident in Pennsylvania will not be subject to Pennsylvania income tax on distributions received from the Fund to the extent such distributions are attributable to interest or capital gain from the sale of tax-exempt obligations of the Governments of Puerto Rico, The Virgin Islands and Guam. Distributions attributable to capital gain from the sale of tax-exempt obligations of the Commonwealth and its political subdivisions and authorities issued before February 1, 1994 will also be exempt from Pennsylvania personal income tax. Other distributions from the Fund, including capital gain dividends, will generally not be exempt from Pennsylvania personal income tax.

         The Department has also ruled that corporations which are subject to the Pennsylvania corporate net income tax will not be subject to such tax on distributions received from the Fund to the extent such distributions are exempt-interest dividends attributable to interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities. Distributions attributable to capital gain from the sale of tax-exempt obligations of the Commonwealth and its political subdivisions and authorities issued before February 1, 1994 will also be exempt from Pennsylvania corporate net income tax. Other distributions from the Fund, including capital gain dividends, will generally not be exempt from the Pennsylvania corporate net income tax.

         The Fund  believes  that  shares  of the Fund  will not be  subject  to personal property taxation by Pennsylvania local taxing authorities in proportion to the extent that the personal property owned by the Fund would not be subject to such taxation if owned by a resident of Pennsylvania. The Fund has obtained from several such authorities written confirmation of this view and expects that the numerous other local taxing authorities administer the personal property tax in a similar manner. Accordingly, because the Fund will invest predominantly in obligations of the Commonwealth and its political subdivisions and authorities, most or all of which obligations are not subject to personal property taxation in Pennsylvania, only a small fraction, if any, of the value of the shares of the Fund would be subject to such tax.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

         To the maximum extent feasible, the Adviser places orders for portfolio transactions for each Fund through the Distributor, which in turn places orders on behalf of a Fund with issuers, underwriters, or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Funds for this service.
Allocation of brokerage is supervised by the Adviser.

         Each Fund's purchases and sales of portfolio securities are generally placed by the Adviser with the issuer or a primary market maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities but only for the purpose of seeking for the Fund the most favorable net results, including such fee, on a particular transaction. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable (negotiable in the case of U.S. national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply market quotations to Scudder Fund Accounting Corporation for appraisal purposes, or who supply research, market and statistical information to the Trust or the Adviser. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction solely on account of the receipt of research, market or statistical information. The Adviser will not place orders with brokers or dealers on the basis that a broker or dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders will be placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to the Trust and to the Adviser, it is the opinion of the Adviser that such information will only supplement the Adviser's own research effort, since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Trust and not all such information is used by the Adviser in connection with the Funds. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Trust.

         The Trustees intend to review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

Portfolio Turnover

         Each Fund's portfolio will experience turnover. The portfolio turnover rates of Scudder New York Tax Free Fund (defined by the SEC as the ratio of the lesser of sales or purchases of securities to the monthly average value of the portfolio, excluding all securities with remaining maturities of less than one year) for the fiscal years ended March 31, 1996, 1997 and 1998 were 80.5%, 71.0% and 28.8%, respectively.

         The portfolio turnover rates for Scudder Ohio Tax Free Fund for the fiscal periods ended March 31, 1996, 1997 and 1998 were 19.6%, 9.66% and 4.9%, respectively. The portfolio turnover rates for Scudder Pennsylvania Tax Free Fund for the fiscal periods ended March 31, 1996, 1997 and 1998 were 11.1%, 11.64% and 20.4%, respectively.

                                 NET ASSET VALUE

Scudder New York Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund. The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of a Fund, less all liabilities, by the total number of shares outstanding.

         An exchange-traded equity security (not subject to resale restrictions) is valued at its most recent sale price as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). If there are no bid and asked quotations, the security is valued at the most recent bid quotation. An unlisted equity security which is traded on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system is valued at the most recent sale price. If there are no such sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the Nasdaq System, but traded in another over-the-counter market, is the most recent sale price. If there are no such sales, the security is valued at the Calculated Mean. If there is no Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities purchased with remaining maturities of sixty days or less shall be valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If no such bid quotation is available, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         Option contracts on securities, currencies, futures and other financial instruments traded on an exchange are valued at their most recent sale price on the exchange. If no sales are reported, the value is the Calculated Mean, or if the Calculated Mean is not available, the most recent bid quotation in the case of purchased options, or the most recent asked quotation in the case of written options. Option contracts traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. Futures contracts are valued at the most recent settlement price. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate.

         If a security is traded on more than one exchange, or on one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Fund's Valuation Committee, the value of an asset as determined in accordance with these procedures does not represent the fair market value of the asset, the value of the asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rates on the valuation date.

Scudder New York Tax Free Money Fund. The net asset value per share of Scudder New York Tax Free Money Fund is determined by the Custodian (twice daily as of twelve o'clock noon and the close of trading on the Exchange), on each day when the Exchange is open for trading (as noted above). Net asset value per share is determined by dividing the total assets of the Fund, less all of its liabilities, by the total number of shares of the Fund outstanding. The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if shares of the Fund were purchased on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates. Other assets for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Trustees and applied on a consistent basis. For example, securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued on the basis of market quotations for securities of comparable maturity, quality and type. The Trustees review the valuation of the Fund's securities through receipt of regular reports from the Adviser at each regular Trustees' meeting. Determinations of net asset value made other than as of the close of the Exchange may employ adjustments for changes in interest rates and other market factors.

                             ADDITIONAL INFORMATION

Experts


         The Financial Statements of the Funds in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, One Post Office Square, Boston, MA 02109, independent accountants, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and Financial Highlights of the Funds in accordance with generally accepted auditing standards, and the preparation of federal tax returns.


Shareholder Indemnification

         The Trust is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the respective Fund's property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Ratings of Municipal Obligations

         The six highest ratings of Moody's for municipal bonds are Aaa, Aa, A, Baa, Ba and B. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high quality bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa municipal bonds. Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Securities rated Baa are considered medium grade, with factors giving security to principal and interest adequate at present but may be unreliable over any period of time. Such bonds have speculative elements as well as investment-grade characteristics. Securities rated Ba or below by Moody's are considered below investment grade, with factors giving security to principal and interest inadequate and potentially unreliable over any period of time. Such securities are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

         Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG-1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-access to the market for refinancing, or both. Loans bearing the designation MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

         The six highest ratings of S&P for municipal bonds are AAA (Prime), AA (High-grade), A (Good-grade), BBB (Investment-grade) and BB or B (Below investment-grade). Bonds rated AAA have the highest rating assigned by S&P to a municipal obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Bonds rated BBB have an adequate capacity to pay interest and to repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds of this category than for bonds of higher rated categories. Securities rated BB or below by S&P are considered below investment grade, with factors giving security to principal and interest inadequate and potentially unreliable over any period of time. Such securities are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

         S&P's top ratings for municipal notes issued are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest.

         The six highest ratings of Fitch for municipal bonds are AAA, AA, A, BBB, BB and B. Bonds rated AAA are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher rates. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Securities rated BB or below by Fitch are considered below investment grade, with factors giving security to principal and interest inadequate and potentially unreliable over any period of time. Such securities are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

Commercial Paper Ratings

         Commercial paper rated A-1 or better by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better, although in some cases BBB credits may be allowed; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend or earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         The rating F-1+ is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity;
(7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1+.

         Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated within the above categories.

Glossary

1.       Bond
         A contract by an issuer (borrower) to repay the owner of the contract (lender) the face amount of the bond on a specified date (maturity date) and to pay a stated rate of interest until maturity. Interest is generally paid semiannually in amounts equal to one half the annual interest rate.

2.       Debt Obligation
         A  general  term  which   includes   fixed  income  and  variable  rate
         securities, obligations issued at a discount and other types of securities which evidence a debt.

3.       Discount and Premium
         A discount (premium) bond is a bond selling in the market at a price lower (higher) than its face value. The amount of the market discount (premium) is the difference between market price and face value.

4.       Maturity
         The date on which the principal amount of a debt obligation comes due by the terms of the instrument.

5.       Municipal Obligation
         Obligations issued by or on behalf of states, territories and possessions of the United States, their political subdivisions, agencies and instrumentalities and the District of Columbia and other issuers, the interest from which is, at the time of issuance in the opinion of bond counsel for the issuers, exempt from regular federal income tax.

6.       Net Asset Value Per Share
         The value of each share of a Fund for purposes of sales and redemptions.

7.       Net Investment Income
         The net investment income of each Fund is comprised of its interest income, including amortizations of original issue discounts, less amortizations of premiums and expenses paid or accrued computed under GAAP.

8.       Unit Investment Trust
         An investment company organized under a trust or similar agreement which does not have a board of trustees and which issues only redeemable securities each of which represents an undivided interest in a portfolio of specified securities.

Other Information

         Each Fund has a fiscal year ending on March 31.

         Portfolio securities of each Fund are held separately, pursuant to a custodian agreement, by the Fund's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101.

         The firm of Willkie Farr & Gallagher of New York is counsel for the Trust.

         The CUSIP number of the New York Tax Free Money Fund is 811184-20-9. The CUSIP number of the New York Tax Free Fund is 811184-10-0. The CUSIP number of Scudder Ohio Tax Free Fund is 811184-40-7. The CUSIP number of Scudder Pennsylvania Tax Free Fund is 811184-50-6.

         The name "Scudder State Tax Free Trust" is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated December 8, 1987, as amended from time to time, and all persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund. No fund of the Trust is liable for the obligations of any other Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust of the Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

All persons dealing with a Fund must look only to the assets of that Fund for the enforcement of any claims against such Fund as no other series of the Trust assumes any liabilities for obligations entered into on behalf of a Fund.

         Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Adviser, computes net asset value per share for each Fund. Scudder New York Tax Free Money Fund pays SFAC an annual fee equal to 0.020% of the first $150 million of average daily net assets, 0.0060% of the next $850 million of such assets and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. The fee incurred by Scudder New York Tax Free Money Fund for the fiscal year ended March 31, 1997 amounted to $30,000. Scudder New York Tax Free Money Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund each pay SFAC an annual fee equal to 0.024% of the first $150 million of average daily net assets, 0.0070% of such assets in excess of $150 million, 0.004% of such assets in excess of $1 billion, plus holding and transaction charges for this service. The fee incurred by Scudder New York Tax Free Fund for the fiscal years ended March 31, 1996, 1997 and 1998, respectively, amounted to $53,141, $53,983 and $52,711, respectively. For the fiscal years ended March 31, 1996, 1997 and 1998, respectively, the amounts charged to Scudder Ohio Tax Free Fund by SFAC amounted to $36,000, $36,000 and $36,000, of which $3,000 was unpaid at March 31, 1998. For the fiscal years ended March 31, 1996, 1997 and 1998, respectively, the amounts charged to Scudder Pennsylvania Tax Free Fund by SFAC amounted to $36,000, $36,000 and $36,000, respectively, of which $3,000 was unpaid at March 31, 1998.

         Scudder Service Corporation ("SSC"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of Scudder, Stevens & Clark, Inc., is the transfer and dividend-disbursing agent for the Funds. Service Corporation also serves as shareholder service agent. Scudder New York Tax Free Fund pays SSC an annual fee of $25.00 for each account maintained for a shareholder, which is $13.25 for its services as transfer and dividend-paying agent and $11.75 for its services as shareholder service agent. Scudder New York Tax Free Money Fund pays SSC an annual fee of $28.90, which is $12.40 for its services as transfer and dividend-paying agent and $16.50 for its services as shareholder service agent, for each account maintained for a shareholder. For the fiscal years ended March 31, 1996, 1997 and 1998, respectively, Scudder New York Tax Free Fund incurred SSC fees of $124,088, $119,944 and $118,928, respectively, of which $10,151,
$10,181 and $9,933 was unpaid at March 31, 1996, 1997 and 1998, respectively. For the fiscal years ended March 31, 1996, 1997 and 1998, respectively, Scudder New York Tax Free Money Fund incurred SSC fees of $60,783, $58,369 and $57,141, respectively, of which $5,060, $4,874 and $4,445 was unpaid at March 31, 1996, 1997 and 1998, respectively. For the fiscal years ended March 31, 1996, 1997 and 1998, respectively, Scudder Ohio Tax Free Fund incurred SSC fees of $58,847, $58,820 and $58,657, respectively, of which $4,831, $5,048 and $4,622 was unpaid at March 31, 1996, 1997 and 1998, respectively. For the fiscal years ended March 31, 1996, 1997 and 1998, respectively, Scudder Pennsylvania Tax Free Fund incurred SSC fees of $62,311, $62,522 and $61,715, respectively, of which $5,167, $5,480 and $5,020 was unpaid at March 31, 1996, 1997 and 1998, respectively.

         The Funds, or the Adviser (including any affiliate of the Adviser), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

         The Funds' prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. This Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

Scudder New York Tax Free Fund

         The financial statements, including the Investment Portfolio, of Scudder New York Tax Free Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the shareholders of the Fund dated March 31, 1998, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

Scudder New York Tax Free Money Fund

         The financial statements, including the Investment Portfolio, of Scudder New York Tax Free Money Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the shareholders of the Fund dated March 31, 1998, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

Scudder Ohio Tax Free Fund

         The financial statements, including the Investment Portfolio, of Scudder Ohio Tax Free Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the shareholders of the Fund dated March 31, 1998, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

Scudder Pennsylvania Tax Free Fund

         The financial statements, including the Investment Portfolio, of Scudder Pennsylvania Tax Free Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the shareholders of the Fund dated March 31, 1998, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.